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Federated Investors

Federated Asia Pacific Growth Fund

2ND SEMI-ANNUAL REPORT
MAY 31, 1998

ESTABLISHED 1996

PRESIDENT'S MESSAGE

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Dear Shareholder:

Federated Asia Pacific Growth Fund was created in 1996, and I am pleased to present its second Semi-Annual Report. This fund was one of five international equity funds created in 1996. In 1997 and 1998, this region of the world suffered economically and politically. The Gross National Products of this region have fallen, and government structures in place for decades have changed dramatically. The outlook for the region is that the turmoil is not over yet. This report will give you an insight into the various markets in which we have invested, and needless to say, we are long-term investors.

This report covers the first half of the fund's fiscal year, which is the six-month period from December 1, 1997 through May 31, 1998. It begins with a discussion with the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Research Corp. Following his discussion, which covers international economic and market conditions and fund strategy, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

This international stock fund provides investors significant long-term opportunities from an extremely well-researched portfolio of approximately 70 corporations in 13 Asian and Pacific Rim countries.* The stocks selected, in many cases, are internationally recognized industry leaders whose median market capitalization is over $2 billion.

Of course, the economic troubles in the Asia Pacific region have been well publicized. With international investing in particular, there will inevitably be periods of volatility. This region is in the midst of a particularly severe period. The fund's conservative posture was not rewarded by this troubled marketplace during the first half of the fund's fiscal year. Individual share class total return performance follows.**

                      TOTAL           NET ASSET
                     RETURN          VALUE CHANGE
 Class A Shares     (22.02%)    $7.81 to $6.09 = (22%)
 Class B Shares     (22.25%)    $7.73 to $6.01 = (22%)
 Class C Shares     (22.22%)    $7.74 to $6.02 = (22%)

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (26.39%), (26.65%), and (23.13%), respectively.

While it is difficult for any investor to experience such negative returns, numerous initiatives are underway to stabilize the financially troubled region -- initiatives that may lead investors to the light at the end of the tunnel. In the current Asia Pacific investment environment, I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount on a regular schedule, you buy more fund shares when prices are low -- and fewer when prices are high.+

Thank you for the patience you have shown as a shareholder of Federated Asia Pacific Growth Fund. Our international experts are intensely following every development that may impact this region and are positioning the fund to participate in the opportunities that will occur when we emerge from this difficult, volatile period.

Sincerely,

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Richard B. Fisher
President
July 15, 1998

+ Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

INVESTMENT REVIEW

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Alexandre de Bethmann
Vice President
Federated Global
Research Corp.

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OBVIOUSLY, THE FIRST HALF OF THE FUND'S FISCAL YEAR CONTINUED TO BE A
DIFFICULT PERIOD FOR THE ASIA PACIFIC REGION. WHAT IS YOUR APPRAISAL?

The first half of the fund's fiscal year was characterized by dramatic stock movements that were not all based on fundamentals. Toward the end of 1997, competitive currency devaluation which, started in the Asian countries, finally affected North Asia. In December 1997, the Morgan Stanley Capital International ("MSCI") Korea Index* lost 31% in U.S. dollars, and the Asian stock markets weakened further. Earlier this year, the announcement of the International Monetary Fund rescue package for Korea reversed the free fall in currencies and stock markets in Asia. The MSCI Korea Index gained 70% in U.S. dollars in January 1998, MSCI Thailand Index gained 57% in the first quarter of 1998, and MSCI Malaysia Index and MSCI Philippines Index gained around 30% in the first quarter of 1998.* News of economic contraction and corporate bankruptcies changed investors' perceptions about the problems in Asia. News of riots in Indonesia, the Yen weakness, and weak Asian Gross Domestic Product numbers caused another cachet of competitive devaluation. The Asian stock market declined sharply, and is currently challenging its previous lows.

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IN THIS DIFFICULT ENVIRONMENT, HOW DID FEDERATED ASIA PACIFIC GROWTH FUND
PERFORM FOR THE SIX-MONTH REPORTING PERIOD ENDED MAY 31, 1998?

It was a highly negative period for the fund due to our ultra-conservative posture. The total returns for the six-month reporting period, were (22.02%), (22.25%), and (22.22%), based on net asset value, for Class A, B, and C Shares, respectively.** The fund's returns were more negative than the (10.42%) total return of the market as measured by the fund's benchmark, the Morgan Stanley Capital International Combined Asia Pacific Index.*

* The Morgan Stanley Capital International Korea, Thailand, Malaysia and Philippines Indices are market value-weighted averages of the performance of securities listed on the stock exchanges of those individual countries. The Morgan Stanley Capital International Combined Asia Pacific Index is a market value-weighted average of the performance of securities listed on the stock exchange of 13 countries in the Pacific and Asian regions. These indices are unmanaged, and investments cannot be made in an index.

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (26.39%), (26.65%), and (23.13%), respectively.

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HOW DID THE FUND'S CONSERVATIVE POSTURE AFFECT ITS PERFORMANCE DURING THE
SIX-MONTH REPORTING PERIOD ENDED MAY 31, 1998?

The fund was structured to, as much as possible, reduce risk by avoiding the highest risk areas and focusing on higher quality stocks that were better positioned to weather difficult times. Unfortunately, during the six-month reporting period, the market did not reward an ultra-conservative posture.

For example, we stayed out of the Asian and Korean markets in January 1998 when these countries faced severe sovereign risks. We exercised caution when these countries faced the threat of political turmoil, social unrest and hyper inflation. Moreover, we waited for the quarterly earnings reports to assess the impact of devaluation on the corporate balance sheet and their solvency status. Our conservative stance hurt the fund's performance in the ensuing technical rally.

In Japan, temporary technical rebounds occurred for firms with weak fundamentals, which we avoided. These weak firms outperformed firms with strong fundamentals and boosted the MSCI Japan Index.+

Also, the market was slow to recognize the value in Hong Kong and China stocks in which we maintained overweighted positions.

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WHAT IS YOUR CURRENT STRATEGY?

Our theme of investments focuses on exporters that are beneficiaries of currency devaluation, such as AIWA, a firm that manufactures 70% of its products in Asia but sells 70% of its products to the U.S., Europe, and Asian contract manufacturers for the U.S. computer industry. These exporters will see their costs drop substantially as a result of Asian currency devaluations.

Overall, our strategy will continue to be conservative. Our focus will be on oversold, large-cap industrial stocks that are better positioned to weather rough times. The volatile nature of the markets has created opportunities to buy these blue-chip stocks at bargain prices.

Finally, through rigorous balance sheet analysis, we will continue to identify and avoid companies in weak financial positions. Current shareholders of these companies face the threat of dilution because these companies will have to issue equity to recapitalize their balance sheets.

+ The Morgan Stanley Capital International Japan Index is a market value-weighted average of the performance of securities listed on the stock exchange of that country. This index is unmanaged, and investments cannot be made in an index.

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WHAT COUNTRIES WERE REPRESENTED IN THE FUND'S PORTFOLIO AS OF MAY 31, 1998, AND
WHAT WERE THE FUND'S TOP TEN HOLDINGS?

The portfolio was diversified across the following countries:

                              PERCENTAGE
                                  OF
 COUNTRY                      NET ASSETS
 Japan (developed)              58.3%
 Australia(developed)            9.8%
 Hong Kong (developed)           5.4%
 Singapore (developed)           4.4%
 India (emerging)                3.9%
 China (emerging)                3.2%
 South Korea (emerging)          2.7%
 New Zealand  (developed)        1.6%
 Indonesia (emerging)            1.5%
 Thailand (emerging)             1.1%
 Philippines (emerging)          0.6%
 Malaysia (emerging)             0.6%
 Taiwan (emerging)               0.5%

The fund's top ten holdings as of May 31, 1998 were:

                                     PERCENTAGE OF
 NAME                     COUNTRY     NET ASSETS          INDUSTRY
 Honda Motor Co. Ltd.      Japan         3.17%     Automobiles
 Tokyo Electric Power Co.  Japan         2.97%     Utilities
 Orix Corp.                Japan         2.79%     Financial Services
 Daiichi                   Japan         2.63%     Pharmaceuticals
 Pharmaceutical Co.
 Olympus Optical Co.       Japan         2.28%     Consumer Electronics
 Kansai Electric           Japan         2.07%     Utilities
 Power
 Yamanouchi
 Pharmaceutical            Japan         2.07%     Pharmaceuticals
 NTT                       Japan         2.07%     Telecommunication
 Kao Corp.                 Japan         1.95%     Cosmetics
 Rohm Co.                  Japan         1.94%     Electrical & Electronics
  TOTAL PERCENTAGE
  OF NET ASSETS                         23.94%

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WHEN DO YOU BELIEVE AN ECONOMIC RECOVERY WILL BEGIN IN ASIA?

I view economic recovery in terms of a sequence of events: closing the troubled financial institutions, re-capitalizing the banking system, and working out the overcapacity problem in some industries. Once these steps have been taken, the Asian economies should be ready to take off again. The Asian countries that have been hit by the crisis are at various stages of reform and re-capitalization.

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WHAT UPDATES DO YOU HAVE ON INTERNATIONAL MONETARY FUND INVOLVEMENT AND THE
REFORMS AND RESTRUCTURING OF ASIAN PACIFIC FINANCIAL SYSTEMS?

The International Monetary Fund has played an important role in the reform and restructure of the countries hit by crisis. Under the supervision of the International Monetary Fund, some countries -- notably Thailand and Korea --have completed significant reforms. A description of those reforms follows.

THAILAND -- The government permanently closed 56 finance companies, or two-thirds of the non-banking institutions in operation. The government moved quickly to protect all depositors by fully insuring deposits of all types. Measures have been taken to preserve the remaining assets on behalf of creditors, and auction proceedings are on schedule. To prevent a future crisis, the government has tightened regulations on banks by setting tighter guidelines and plans have been made to nationalize four large banks. Recently, two leading banks raised overseas funds critically needed for re-capitalization.

KOREA -- The speed of reform is remarkable in Korea. Within six months after the crisis, Korea eliminated its foreign ownership limit on most listed companies, lifted the limit of daily foreign exchange movement, committed to a full bond market opening, and lifted limitations on the launch of on-shore funds. To solve the banking crisis, it suspended or closed insolvent non-bank financial institutions, re-capitalized two troubled banks, permitted establishment of brokerage houses and banks, and granted tax incentives for banks to increase provisions on loans. To restructure the debt-ridden corporations, the government established corporations specialized in liquidating troubled companies, granted greater freedom in corporate financing, and committed to fully liberalizing mergers and acquisitions by the end of June 1998.

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THERE IS AN OLD ADAGE THAT SAYS THE BEST TIME TO BUY IS WHEN THE OUTLOOK IS
MOST BLEAK. IS THIS ASIA'S DARKEST HOUR?

If this is not the darkest hour, we are very close to it. Our strategy is not to be a momentum investor in the emerging markets. If investments are made when everything is rosy, you run the risk of investing at the peak of the markets. Examples include: Hong Kong in 1993, Latin America in 1994, and Russia in 1998. These markets were hot, and everyone was advised to invest in them. However, that was precisely the time when these markets peaked. If you were a contrarian, you would have been rewarded handsomely.

FEDERATED ASIA PACIFIC GROWTH FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)

                                                                                 VALUE IN
   SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS -- 93.6%
                      APPLIANCES & HOUSEHOLD DURABLES -- 2.3%
               26,000 Olympus Optical Co.                                     $     245,000
                      AUTOMOBILE -- 3.2%
               10,000 Honda Motor Co. Ltd.                                          340,818
                      BANKING -- 6.0%
                4,000 HSBC Holdings PLC                                              97,045
               89,000 Long-Term Credit Bank of Japan Ltd, Tokyo                     129,172
               13,000 Macquarie Bank Ltd.                                           120,898
               12,000 Mitsubishi Trust & Banking Corp., Tokyo                       106,578
               18,000 Oversea-Chinese Banking Corp. Ltd.                             71,484
               18,000 Westpac Banking Corp. Ltd., Sydney                            118,925
                       Total                                                        644,102
                      BROADCASTING -- 1.7%
               15,000 Tokyo Broadcasting                                            186,620
                      BROADCASTING & PUBLISHING -- 2.1%
                  390 Nippon TV Network                                             117,431
               13,000 Singapore Press Holdings Ltd.                                 106,360
                       Total                                                        223,791
                      BUSINESS & PUBLIC SERVICES -- 1.1%
                5,700 Brambles Industries Ltd.                                      115,656
                      DATA PROCESSING & REPRODUCTION -- 9.3%
               19,000 Amano Corporation                                             171,081
                2,100 Infosys Technologies Ltd.                                     122,811
                5,000 Meitec Corp.                                                  170,770
                2,900 Nidec Corp.                                                   164,380
                2,100 SMC Corp.                                                     169,832

FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                 VALUE IN
   SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                      DATA PROCESSING & REPRODUCTION -- CONTINUED
               13,000 Terumo Corp.                                            $     196,657
                       Total                                                        995,531
                      ELECTRICAL & ELECTRONICS -- 7.1%
                6,000 Aiwa Co. Ltd.                                                 181,096
                2,000 Rohm Co.                                                      207,957
               12,000 Shinkawa                                                      168,965
                2,400 Sony Corp.                                                    202,758
                       Total                                                        760,776
                      ELECTRONIC COMPONENTS, INSTRUMENTS -- 5.5%
               18,000 Casio Computer Co.                                            167,666
                5,200 (a)Creative Technology Ltd.                                   103,025
               65,000 (a)Natsteel Electronics Ltd.                                  114,124
                2,400 Samsung Display Devices                                        85,087
               38,000 VTech Holdings Ltd.                                           123,332
                       Total                                                        593,234
                      ENERGY - OIL & GAS -- 1.9%
               12,300 Bharat Petroleum Corp. Ltd.                                   104,543
               15,000 Honam Petrochem Corp.                                          93,570
                       Total                                                        198,113
                      FINANCIAL SERVICES -- 8.7%
                3,000 Aeon Credit Service Ltd.                                      126,074
                2,000 Aiful Corp.                                                   118,276
               34,000 Colonial Ltd.                                                 110,082
                5,000 JAF Co.                                                       153,441
                4,600 Orix Corp.                                                    299,271
                2,600 Takefuji                                                      128,789
                       Total                                                        935,933

FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                 VALUE IN
   SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                      FOOD & HOUSEHOLD PRODUCTS -- 1.6%
              383,000 PT Indofood Sukses Makmur                               $      53,383
               35,000 Thai Union Frozen Products Public Co.                         123,050
                       Total                                                        176,433
                      FOREST PRODUCTS & PAPER -- 2.6%
              128,000 Fletcher Challenge Paper                                      171,424
               18,180 Hansol Paper Mfg.                                             109,145
                       Total                                                        280,569
                      HEALTH & PERSONAL CARE -- 1.9%
               14,000 Kao Corp.                                                     209,257
                      HOME BUILDING -- 0.6%
              830,000 C & P Homes, Inc.                                              63,683
                      INSURANCE -- 1.6%
                3,000 (a)Fubon Insurance Co., GDR                                    54,900
               28,375 Qbe Ins. Group                                                116,392
                       Total                                                        171,292
                      LEISURE & TOURISM -- 1.5%
                9,000 Glory Ltd.                                                    162,792
                      MERCHANDISING -- 2.8%
                4,000 Ito-Yokado Co., Ltd.                                          199,292
               30,000 Woolworth's Ltd.                                              103,143
                       Total                                                        302,435
                      METALS - NON FERROUS -- 2.0%
                6,800 Hindalco Industries Ltd.                                      102,204
               35,500 Western Mining Corporation Holdings Ltd.                      111,159
                       Total                                                        213,363
                      MINING -- 2.0%
               50,500 (a)Anaconda Nickel Ltd.                                       135,990

FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                 VALUE IN
   SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                      MINING -- CONTINUED
              400,000 (a)Yanzhou Coal Mining Co., Class H                      $     82,591
                       Total                                                        218,581
                      MISCELLANEOUS MATERIALS & COMMODITIES -- 0.0%
                   60 Circle K Japan Co. Ltd.                                         2,205
                      PHARMACEUTICALS -- 2.6%
               21,000 Daiichi Pharmaceutical Co.                                    282,194
                      REAL ESTATE -- 5.3%
               18,000 Cheung Kong                                                    97,329
               70,000 DBS Land Ltd.                                                  78,591
               15,000 Mitsubishi Estate Co. Ltd.                                    131,815
               44,000 (a)New World Development Co. Ltd.                             103,910
               33,000 Sun Hung Kai Properties                                       159,272
                       Total                                                        570,917
                      RECREATION, OTHER CONSUMER GOODS -- 4.9%
               25,000 Citizen Watch Co                                              191,169
                1,900 Nintendo Corp. Ltd.                                           177,666
                4,000 Sony Music Entertainment, Inc.                                160,878
                       Total                                                        529,713
                      TELECOMMUNICATIONS -- 5.2%
               70,000 (a)China Telecommunications                                   125,113
               17,000 Mahanagar Telephone Nigam Ltd.                                 93,388
                   27 Nippon Telegraph & Telephone Corp.                            222,254
               85,000 PT Indosat                                                    112,456
                       Total                                                        553,211
                      TRANSPORTATION - ROAD & RAIL -- 2.4%
               21,000 Mayne Nickless Ltd.                                           115,876
              660,000 (a)Shenzhen Expressway Co. Ltd.                               137,127
                       Total                                                        253,003

FEDERATED ASIA PACIFIC GROWTH FUND

 SHARES OR
  PRINCIPAL                                                                      VALUE IN
   AMOUNT                                                                      U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                      UTILITIES - ELECTRICAL & GAS -- 5.6%
               14,000 Kansai Electric Power Co., Inc.                         $     222,904
               37,000 Tenaga Nasional Berhad                                         61,102
               16,700 Tokyo Electric Power Co.                                      319,554
                       Total                                                        603,560
                       TOTAL COMMON STOCKS (IDENTIFIED COST $10,639,984)         10,055,181
 (B)REPURCHASE AGREEMENT -- 11.4%
            1,230,000 BT Securities Corp., 5.57%, dated 5/29/1998, due
                      6/1/1998 (AT AMORTIZED COST)                                1,230,000
                       TOTAL INVESTMENTS (IDENTIFIED COST $11,869,984)(C)     $  11,285,181

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $11,869,984. The net unrealized depreciation of investments on a federal tax basis amounts to $584,803 which is comprised of $295,347 appreciation and $880,150 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($10,747,576) at May 31, 1998.

The following acronyms are used throughout this portfolio:

GDR --Global Depositary Receipt
PLC --Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                   $  10,055,181
 $11,869,984)
 Investment in repurchase agreement                                                       1,230,000
 Cash                                                                                       120,500
 Cash denominated in foreign currencies (at identified cost $18,826)                         18,422
 Income receivable                                                                           43,051
 Receivable for investments sold                                                            337,864
 Receivable for shares sold                                                                  43,018
 Deferred organizational costs                                                               33,430
 Other assets                                                                                12,807
    Total assets                                                                         11,894,273
 LIABILITIES:
 Payable for investments purchased                                        $ 1,096,297
 Payable for shares redeemed                                                   44,840
 Payable for taxes withheld                                                     5,560
    Total liabilities                                                                     1,146,697
 NET ASSETS for 1,772,896 shares outstanding                                          $  10,747,576
 NET ASSETS CONSIST OF:
 Paid in capital                                                                      $  16,912,505
 Net unrealized depreciation of investments and translation of assets and liabilities
 in foreign currency                                                                       (584,675)
 Accumulated net realized loss on investments and foreign currency                       (5,537,582)
 transactions
 Net operating loss                                                                         (42,672)
    Total Net Assets                                                                  $  10,747,576
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($6,781,483 / 1,113,175 shares outstanding)                        $6.09
 Offering Price Per Share (100/94.50 of $6.09)*                                               $6.44
 Redemption Proceeds Per Share                                                                $6.09
 CLASS B SHARES:
 Net Asset Value Per Share ($3,541,872 / 589,235 shares outstanding)                          $6.01
 Offering Price Per Share                                                                     $6.01
 Redemption Proceeds Per Share (94.50/100 of $6.01)**                                         $5.68
 CLASS C SHARES:
 Net Asset Value Per Share ($424,221 / 70,486 shares outstanding)                             $6.02
 Offering Price Per Share                                                                     $6.02
 Redemption Proceeds Per Share (99.00/100 of $6.02)**                                         $5.96

* See "Investing in the Fund" in the Prospectus.

** See "Investing in the Fund" and "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $6,267)                        $    66,895
 Interest                                                                        20,529
    Total income                                                                 87,424
 EXPENSES:
 Investment advisory fee                                        $    62,587
 Administrative personnel and services fee                           92,247
 Custodian fees                                                      22,741
 Transfer and dividend disbursing agent fees and                     37,404
 expenses
 Directors'/Trustees' fees                                              745
 Auditing fees                                                        9,743
 Legal fees                                                           1,236
 Portfolio accounting fees                                           43,678
 Distribution services fee -- Class B Shares                         13,751
 Distribution services fee -- Class C Shares                          1,957
 Shareholder services fee -- Class A Shares                           8,988
 Shareholder services fee -- Class B Shares                           4,584
 Shareholder services fee -- Class C Shares                             652
 Share registration costs                                            15,112
 Printing and postage                                                15,708
 Insurance premiums                                                   1,765
 Taxes                                                                  347
 Miscellaneous                                                        7,280
    Total expenses                                                  340,525
 Waivers and reimbursements --
    Waiver of investment advisory fee                $ (62,587)
    Reimbursement of other operating expenses          (156,136)
        Total waivers and reimbursements                           (218,723)
            Net expenses                                                          121,802
              Net operating loss                                                  (34,378)
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on investments and foreign                                  (3,794,995)
 currency transactions
 Net change in unrealized depreciation of
 investments and translation of
 assets and liabilities in foreign currency                                       969,026
    Net realized and unrealized loss on investments
    and foreign currency transactions                                          (2,825,969)
        Change in net assets resulting from                                 $  (2,860,347)
        operations

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS
                                                                 ENDED          YEAR
                                                              (UNAUDITED)      ENDED
                                                                MAY 31,     NOVEMBER 30,
                                                                 1998           1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net operating loss                                          $     (34,378) $    (76,161)
 Net realized loss on investments and foreign currency
 transactions ($(3,794,995) and $(1,738,228), respectively,
 as computed for federal tax purposes)                          (3,794,995)   (1,806,239)
 Net change in unrealized appreciation/(depreciation) of
 investments and translation of assets and liabilities
 in foreign currency                                               969,026    (1,681,791)
 Change in net assets resulting from operations               (2,860,347)   (3,564,191)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                    8,166,125    21,112,630
 Cost of shares redeemed                                        (5,972,313)  (13,396,404)
   Change in net assets resulting from share transactions        2,193,812     7,716,226
     Change in net assets                                         (666,535)    4,152,035
 NET ASSETS:
 Beginning of period                                            11,414,111     7,262,076
 End of period                                               $  10,747,576 $  11,414,111

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                                          ENDED
                                                       (UNAUDITED)     YEAR ENDED      PERIOD ENDED
                                                         MAY 31,      NOVEMBER 30,     NOVEMBER 30,
                                                          1998            1997            1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                    $ 7.81          $10.25           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                      (0.01)          (0.03)            0.00
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           (1.71)          (2.41)            0.25
  Total from investment operations                        (1.72)          (2.44)            0.25
 NET ASSET VALUE, END OF PERIOD                          $ 6.09          $ 7.81           $10.25
 TOTAL RETURN(B)                                         (22.02%)        (23.80%)           2.50%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                 1.85%*          1.85%            1.85%*
  Net operating loss                                      (0.34%)*        (0.53%)             --
  Expense waiver/reimbursement(c)                          3.85%*          4.77%            7.02%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                $6,781          $7,297           $4,593
  Average commission rate paid(d)                       $0.0065         $0.0098          $0.0039
  Portfolio turnover                                        184%            193%              99%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        SIX MONTHS
                                                          ENDED
                                                        (UNAUDITED)     YEAR ENDED      PERIOD ENDED
                                                          MAY 31,      NOVEMBER 30,     NOVEMBER 30,
                                                           1998            1997            1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                    $ 7.73          $10.19           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                      (0.02)          (0.08)           (0.03)
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           (1.70)          (2.38)            0.22
  Total from investment operations                        (1.72)          (2.46)            0.19
 NET ASSET VALUE, END OF PERIOD                          $ 6.01          $ 7.73           $10.19
 TOTAL RETURN(B)                                         (22.25%)        (24.14%)           1.90%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                 2.60%*          2.60%            2.60%*
  Net operating loss                                      (1.05%)*        (1.25%)          (0.86%)*
  Expense waiver/reimbursement(c)                          3.85%*          4.77%            7.02%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                $3,542          $3,606           $2,273
  Average commission rate paid(d)                       $0.0065         $0.0098          $0.0039
  Portfolio turnover                                        184%            193%              99%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        SIX MONTHS
                                                           ENDED
                                                        (UNAUDITED)     YEAR ENDED      PERIOD ENDED
                                                          MAY 31,      NOVEMBER 30,     NOVEMBER 30,
                                                           1998            1997            1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                    $ 7.74          $10.20            $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                      (0.04)          (0.12)            (0.05)
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           (1.68)          (2.34)             0.25
  Total from investment operations                        (1.72)          (2.46)             0.20
 NET ASSET VALUE, END OF PERIOD                          $ 6.02          $ 7.74            $10.20
 TOTAL RETURN(B)                                         (22.22%)        (24.12%)            2.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                 2.60%*          2.60%             2.60%*
  Net operating loss                                      (1.07%)*        (1.22%)           (0.90%)*
  Expense waiver/reimbursement(c)                          3.85%*          4.77%             7.02%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                  $424            $511              $397
  Average commission rate paid(d)                       $0.0065         $0.0098           $0.0039
  Portfolio turnover                                        184%            193%               99%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Asia Pacific Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

   At November 30, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $1,738,228 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

    EXPIRATION    EXPIRATION
       YEAR         AMOUNT
       2005      $1,738,228

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchase contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

   FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

   RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At May 31, 1998, par value shares ($0.0001) authorized were as follows:

                 NUMBER OF SHARES
                   OF PAR VALUE
                  CAPITAL STOCK
 CLASS NAME         AUTHORIZED
 Class A Shares     100,000,000
 Class B Shares     100,000,000
 Class C Shares     100,000,000
  Total             300,000,000

Transactions in capital stock were as follows:

                                   SIX MONTHS ENDED               YEAR ENDED
                                     MAY 31, 1998              NOVEMBER 30, 1997
 CLASS A SHARES                  SHARES       AMOUNT      SHARES         AMOUNT
 Shares sold                     356,595 $  2,537,364  1,402,382   $   13,816,205
 Shares redeemed                (177,975)  (1,256,639)  (915,907)      (8,814,153)
  Net change resulting from
  Class A Share
  transactions                   178,620 $  1,280,725    486,475   $    5,002,052
                                   SIX MONTHS ENDED               YEAR ENDED
                                     MAY 31, 1998              NOVEMBER 30, 1997
 CLASS B SHARES                SHARES          AMOUNT       SHARES         AMOUNT

 Shares sold                     578,642 $  4,085,663    543,977   $    5,461,674
 Shares redeemed                (455,865)  (3,217,719)  (300,440)      (3,019,014)
  Net change resulting from
  Class B Share
  transactions                   122,777 $    867,944    243,537   $    2,442,660
                                   SIX MONTHS ENDED               YEAR ENDED
                                     MAY 31, 1998              NOVEMBER 30, 1997
 CLASS C SHARES                SHARES          AMOUNT       SHARES         AMOUNT

 Shares sold                     219,368 $  1,543,098    181,031   $    1,834,751
 Shares redeemed                (214,909)  (1,497,955)  (153,942)      (1,563,237)
  Net change resulting from
  Class C Share
  transactions                     4,459 $     45,143     27,089   $      271,514
   Net change resulting from
   share transactions            305,856 $  2,193,812    757,101   $    7,716,226

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.10% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                              PERCENTAGE OF
                            AVERAGE DAILY NET
    SHARE CLASS NAME         ASSETS OF CLASS
    Class A Shares                 0.25%
    Class B Shares                 0.75%
    Class C Shares                 0.75%

   Class A Shares did not incur a distribution services fee for the period ended May 31, 1998, and has no present intention of paying or accruing the distribution services fee.

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   ORGANIZATIONAL EXPENSES -- Organizational expenses of $48,248 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the six months ended May 31, 1998, the Fund expensed $6,241 of organizational expenses.

   GENERAL -- Certain Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term, for the period ended May 31, 1998, were as follows:

 PURCHASES                                    $  21,683,486
 SALES                                        $  19,699,661

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1998, the diversification of countries for the Fund was as follows:

                           PERCENTAGE OF
 COUNTRY                     NET ASSETS
 Japan                          58.3%
 Australia                       9.8%
 Hong Kong                       5.4%
 Singapore                       4.4%
 India                           3.9%
 China                           3.2%
 South Korea                     2.7%
 New Zealand                     1.6%
 Indonesia                       1.5%
 Thailand                        1.1%
 Philippines                     0.6%
 Malaysia                        0.6%
 Taiwan                          0.5%

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 981487507
Cusip 981487606
Cusip 981487705
G01934-02 (7/98)

[Graphic]


Federated Emerging Markets
Fund

2ND SEMI-ANNUAL REPORT MAY 31, 1998

ESTABLISHED 1996

Dear Fellow Shareholder:

Federated Emerging Markets Fund was created in 1996, and I am pleased to present its second semi-annual report. The fund is invested in 29 countries in the emerging markets of Africa, Asia, South America, and Europe. Private capitalization is beginning in these countries, however, they are not as developed as France, Germany, the United Kingdom, or the United States. Their potential growth lies ahead of their current status, and therein lies the potential for growth opportunities in the fund's portfolio.

This report covers the first half of the fund's fiscal year, which is the six-month period from December 1, 1997 through May 31, 1998. It begins with a discussion with the fund's portfolio manager, Jolanta Wysocka, Vice President of Federated Global Research Corp. Following her discussion are two additional items of shareholder interest. First is a complete listing of the fund's diversified international stock holdings, and second is the publication of the fund's financial statements.

The fund offers shareholders significant long-term investment opportunities from a select portfolio of many large- and small-company stocks* issued by international companies.** Currently, the fund's holdings represent 29 countries and more than 200 corporations. The fund's assets totaled $65 million as of May 31, 1998.

Since its inception, the fund has significantly outperformed its benchmark, the International Finance Corporation Investable Composite Index.***

* Small-cap stocks have historically experienced greater volatility than average.

** Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

*** The International Finance Corporation Investable Composite Index is an investable, market capitalization-weighted, index of over 1,000 securities in 26 emerging market countries. This index is unmanaged, and investments cannot be made in an index.

During the reporting period, the fund's performance more closely reflected the volatility that emerging markets have experienced.+

                     TOTAL                NET ASSET
                     RETURN             VALUE CHANGE
 Class A Shares      (4.28%)      $11.64 to $11.17 = (4.0%)
 Class B Shares      (4.69%)      $11.50 to $10.98 = (4.5%)
 Class C Shares      (4.77%)      $11.50 to $10.98 = (4.5%)

Investing in emerging foreign markets, in which there is so much potential, is clearly a long-term proposition. There will inevitably be periods of unfriendly volatility, as we are currently experiencing. In this investment environment, I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to utilize the dollar-cost averaging method of investing.++

All emerging markets have been adversely affected by very weak currencies -- the "Asian Contagion," making this a difficult time politically and economically in many developing countries. However, Jolanta is researching, selecting, and traveling to determine investments for your fund. It is a time to search out countries and corporations for investment opportunities.

Thank you for your confidence in Federated Emerging Markets Fund. We will continue to keep you up-to-date on the details of your investment on a regular basis. We appreciate the fact that you have entrusted a portion of your wealth to the fund.

Sincerely,
[Graphic]

Richard B. Fisher

President

July 15, 1998

+ Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (9.55%), (9.90%), and (5.72%), respectively.

++Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

[Graphic]
EMERGING MARKETS TURNED IN STRONG PERFORMANCE FOR THE FIRST QUARTER OF 1998, BUT EXPERIENCED CONSIDERABLE DIFFICULTIES DURING THE SUBSEQUENT TWO MONTHS.
WHAT ARE YOUR COMMENTS?

The first five months of 1998 provided emerging markets investors with a roller coaster ride. At the beginning of the year, expectations diverged from reality as Asian markets were frantically bought out by investors whose mandates included Asia, and whose portfolios were, to a large extent, Asia-free.

With very poor liquidity and absence of sellers, buying pressure pushed prices of many securities up over 100% in U.S. dollar terms in markets such as Korea, Thailand, and Malaysia, leading to a wave of confidence going into other emerging market regions. The result was a rather impressive gain for the first quarter of 1998. As the second quarter began, investors once again woke up to the reality of deteriorating fundamentals on both corporate as well as macro levels. This was combined with a wave of uncertainty caused by the events in Indonesia and the weaker Japanese Yen.

[Graphic]
HOW DID THE FUND'S TOTAL RETURN COMPARE TO THAT OF ITS BENCHMARK INDEX OVER THE SIX-MONTH REPORTING PERIOD ENDED MAY 31, 1998?

Over the previous fiscal year, the fund recorded positive performance versus the negative performance of its benchmark, the International Finance Corporation Investable Composite Index (the "IFC Index"). For the reporting period, the fund's performance was more consistent with that of the IFC Index, which produced a negative return of (4.88%). For the six-month reporting period, the fund produced total returns based on net asset value of (4.28%), (4.69%), and (4.77%) for Class A, B, and C Shares, respectively.* The fund's returns were higher than the (6.11%) average total return of the 146 emerging market mutual funds tracked by Lipper Analytical Services, Inc.+

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C shares were (9.55%), (9.90%), and (5.72%), respectively.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

[Graphic]
COUNTRY SELECTION AND ALLOCATION HAS PLAYED A KEY ROLE IN THE FUND'S ABILITY TO OUTPERFORM THE MARKET, WITH BELOW-AVERAGE VOLATILITY. WHAT FACTORS INFLUENCED ITS SHORT-TERM PERFORMANCE DURING THE SIX-MONTH REPORTING PERIOD ENDED MAY 31, 1998?

Our focus on risk control proved to be beneficial during the reporting period as many markets experienced extreme levels of volatility. An integral part of the risk control process is broad diversification among markets and securities, so that no single country or region dominates the portfolio allocation. During the reporting period, the fund's performance enhancements came from underweighting or entirely avoiding some of the worst-performing markets (mainly in Asia and Latin America), and overweighting strong markets in Europe and Africa, while maintaining a balanced exposure to all regions. Examples of countries we underweighted were: Venezuela, Indonesia, and Colombia. Examples of countries we overweighted were: Greece, Portugal, and Botswana.

[Graphic]
WHAT WERE THE FUND'S COUNTRY ALLOCATIONS AND TOP TEN HOLDINGS AS OF MAY 31,
1998?

The portfolio was well diversified across the following 29 countries:

                 PERCENTAGE                      PERCENTAGE
 COUNTRY        OF PORTFOLIO   COUNTRY          OF PORTFOLIO
 Turkey            8.28%       Lebanon             2.47%
 Egypt             8.17%       South Africa        2.01%
 Brazil            7.80%       Hungary             1.64%
 Poland            6.65%       Philippines         1.53%
 Greece            6.24%       Zimbabwe            0.98%
 Mauritius         6.10%       Thailand            0.95%
 Russia            5.50%       Pakistan            0.86%
 Kenya             5.48%       Malaysia            0.79%
 Ghana             5.36%       Botswana            0.73%
 Portugal          4.72%       Chile               0.65%
 Peru              4.69%       Hong Kong           0.52%
 Korea             4.11%       Sri Lanka           0.41%
 Mexico            4.05%       Ivory Coast         0.33%
 India             3.77%       Czech Republic      0.30%
 Argentina         2.68%

The fund's top ten holdings were:

                                      PERCENTAGE
                                          OF
 NAME                                  COUNTRY   NET ASSETS  INDUSTRY
 Social Security Bank Ltd.             Ghana       4.85%     Banking
 Arabian International Construction    Egypt       2.07%     Construction & Housing
 Lukoil Oil Co.                        Russia      1.96%     Energy - Oil & Gas
 Pohang Iron and Steel Co. Ltd.        Korea       1.80%     Metals - Steel
 Telecomunicacoes de Sao Paulo S.A.    Brazil      1.58%     Telecommunications
 Egypt Gas                             Egypt       1.54%     Utilities - Electrical & Gas
 Portugal Telecom S.A.                 Portugal    1.46%     Telecommunications
 National Bank of Greece               Greece      1.31%     Banking
 Banco Totta & Acores                  Portugal    1.31%     Banking
 Telecomunicacoes Brasileiras S.A.     Brazil      1.30%     Telecommunications
   TOTAL PERCENTAGE OF
   NET ASSETS                                     19.18%

[Graphic]
AS WE APPROACH MID-YEAR, WHAT ARE YOUR EXPECTATIONS FOR THE REST OF THE YEAR, AND WHERE DO YOU SEE OPPORTUNITIES?

For the long-term, we remain positive on the emerging market asset class as a whole, with specific strength coming from Eastern Europe and Africa. For the short-term, we are expecting more volatility and possible further price declines in a number of markets. As contrarians, we will continue to take advantage of the price volatility in order to position the fund in attractively priced assets.

FEDERATED EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 1998 (UNAUDITED)

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS--91.3%
                       AGRICULTURE--0.4%
          5,600,000 (a)Interfresh                                             $      218,383
             24,600 (a)Sefalana                                                       33,519
                         Total                                                       251,902
                       APPLIANCES & HOUSEHOLD DURABLES--1.2%
             20,951    Samsung Electronics Co.                                      796,361
                  2 (a)(b)Samsung Electronics Co., GDR                                   39
                         Total                                                       796,400
                       AUTOMOBILE--0.5%
              3,100    Gorkovsky Auto Plant                                         313,100
                       BANKING--18.2%
          2,726,000    Turkiye Is Bankasi, Class C                                  235,478
              5,600    Alpha Credit Bank                                            584,256
              3,800    Banco Santiago, ADR                                           70,300
             22,900    Banco Totta & Acores Nationalisiert, Class B                 847,545
             33,000 (a)Bank Handlowy W. Warszawie                                   567,173
             13,700    Bank Rozwoju Eksportu SA                                     337,496
              4,440    Bank Slaski SA                                               333,223
             60,000    Bank of Baroda                                               136,855
             30,500 (a)(b)Banque Audi, Class B, GDR                                 811,300
            127,200    Big Bank Gdanski SA                                          165,786
             74,900    Grupo Financiero Banamex Accivel, Class B                    186,825
              1,767    Grupo Financiero Banamex Accivel, Class L                      3,907
              9,400    Housing & Development Bank                                   242,464
            431,168    Kenya Commercial Bank Ltd.                                   484,227
                243    Kookmin Bank                                                   1,200
                300    Korea Exchange Bank                                              618

FEDERATED EMERGING MARKETS FUND

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                       BANKING--CONTINUED
             51,000    Kredyt Bank                                             $    169,464
            106,450 (a)Mauritius Commercial Bank                                    511,886
              5,904    National Bank of Greece                                      849,420
            100,000 (a)National Development Bank                                    266,154
            657,419 (a)National Industrial Credit Bank                              539,340
              4,500    OTP Bank RT                                                  190,348
          2,619,178 (a)Social Security Bank Ltd.                                  3,136,282
              6,000 (a)Societe Generale (Egypt)                                     116,086
              6,900 (a)Societe Generale Banq en Cote Ivoire                         213,808
            888,500 (a)State Bank Mauritius                                         594,438
          2,726,000    Turkiye Is Bankasi, Rights                                    37,597
             19,000    Wbk (Wielkopolski B)                                         136,064
                         Total                                                   11,769,540
                       BEVERAGE & TOBACCO -- 1.0%
                295 (a)Baltica Brewery                                              185,850
             11,400    Hellenic Bottling Co., SA                                    381,559
                900    Yar Pivo                                                      40,500
                         Total                                                      607,909
                       BEVERAGES--2.8%
            368,752    Cervecer Backus & Johnston, Class T                          228,094
              4,600    Compania Cervecerias Unidas SA, ADR                          110,400
              2,600    Embotelladora Andina SA, Class A, ADR                         48,913
              1,400    Embotelladora Andina SA, Class B, ADR                         23,800
             14,480 (a)Guiness Ghana Ltd.                                             5,717
             74,200 (a)Mauritius Breweries Ltd.                                     260,623
              7,500    Nobleza Piccardo S.A.I.C. y F.                                30,389
             11,800    Quilmes Industrial SA, ADR                                   113,575

FEDERATED EMERGING MARKETS FUND

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                       BEVERAGES--CONTINUED
            187,115    Sasini Tea & Coffee Ltd.                                $    360,668
             93,557    Sasini Tea & Coffee Ltd.                                     180,333
            271,400 (a)Sechaba Breweries Ltd.                                       436,879
                         Total                                                    1,799,391
                       BROADCASTING & PUBLISHING--0.3%
              9,300    Grupo Televisa SA                                            182,626
                       BUILDING MATERIALS & COMPONENTS -- 2.0%
            133,964    Cementos Lima SA                                             283,237
            185,905    Cementos Norte Pacasmayo                                     295,603
             11,500    Gorazdze SA                                                  207,534
              9,000 (b)Suez Cement Co., GDR                                         176,850
              3,900    Titan Cement Co.                                             293,828
                         Total                                                    1,257,052
                       BUSINESS & PUBLIC SERVICES--0.5%
              8,800    Banco Frances del Rio de la Plata SA, ADR                    200,200
            200,000    Phatra Thanakit Co.                                          109,557
                         Total                                                      309,757
                       CHEMICALS--1.9%
         14,177,082    Aksa Akrilik Kimya Sanayii AS                                526,905
             34,000 (b)Paints & Chemical Industry, GDR                              314,500
              4,700    Pannonplast RT                                               157,645
             69,004    Polifarb-Cieszyn SA                                          207,546
                        Total                                                     1,206,596
                       CONGLOMERATE--1.9%
             25,013    Compania Naviera Perez Companc SA, Class B                   137,887
          5,400,000    Dogan Sirketler Grubu Holding AS                             318,815
              9,500    Grupo Carso SA de CV                                          48,846

FEDERATED EMERGING MARKETS FUND

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
COMMON STOCKS--CONTINUED
                       CONGLOMERATE--CONTINUED
              5,600    Grupo Carso SA de CV, ADR                               $     56,724
             40,000 (a)Rogers and Company Ltd.                                      260,924
          4,300,000 (a)Sabanci Holding                                              262,195
          2,687,000 (a)TA Holdings                                                  149,693
                         Total                                                    1,235,084
                       CONSTRUCTION & HOUSING--3.9%
             29,300 (a)Arabian International Construction                         1,337,257
         13,418,000 (a)DMCI Holdings                                                796,157
                225    MISR International Bank                                        5,442
                700    Misr Elgedida for Housing & Reconstruction                    79,003
              2,120 (a)Nasr City Co. for Housing & Construction                     118,546
             66,120    Proodeftiki SA                                               170,968
                         Total                                                    2,507,373
                       DATA PROCESSING & REPRODUCTION--1.9%
             10,000 (a)ComputerLand Poland SA                                       196,219
            279,600    Founder Hong Kong Ltd.                                       174,096
              5,000 (a)Infosys Technologies Ltd.                                    292,407
                100    Infosys Technologies Ltd.                                      5,848
            462,000 (a)Legend Holdings Ltd.                                         162,466
              9,000 (a)NIIT                                                         359,784
                        Total                                                     1,190,820
                       ELECTRICAL & ELECTRONICS--1.0%
             19,000 (a)Bharat Heavy Electricals Ltd.                                164,454
          3,734,000    Vestel Elektronik Sanayi Ve Ticaret AS                       505,961
                        Total                                                       670,415

FEDERATED EMERGING MARKETS FUND

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                       ELECTRONIC COMPONENTS, INSTRUMENTS--2.7%
          6,000,000    Aselsan                                                 $    190,476
             80,000    Hana Microelectronics Co., Ltd.                              277,296
            171,000    Mirae Co.                                                    377,840
             20,100    Pentafour                                                    504,551
             31,400    Satyam Computer Services                                     420,489
                         Total                                                    1,770,652
                       ENERGY - OIL & GAS--2.1%
              5,000    AO Tatneft, ADR                                               56,875
             30,800    Lukoil Holding Co., ADR                                    1,268,242
              5,600 (a)Pakistan State Oil                                            15,000
                         Total                                                    1,340,117
                       ENERGY EQUIPMENT & SERVICES--0.1%
              8,000    Transportadora de Gas de Sur SA, Class B, ADR                 85,500
                       ENERGY SOURCES--1.2%
             15,200 (a)Hub Power Co., GDR                                           144,400
             15,000    MOL Magyar Olaj-es Gazipari RT                               342,053
              6,400    YPF Sociedad Anonima                                         199,135
              2,600    YPF Sociedad Anonima, ADR                                     80,763
                         Total                                                      766,351
                       ENGINEERING--0.9%
             33,300    Exbud SA                                                     352,936
            131,000    Mostostal Export SA                                          236,408
                         Total                                                      589,344
                       FINANCIAL SERVICES--1.0%
              7,920    Credicorp Ltd.                                               125,730
              8,800    Egyptian Financial & Industrial                              219,274
                390    Grupo Financiero Inbursa, SA de C.V.                           1,030

FEDERATED EMERGING MARKETS FUND

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                       FINANCIAL SERVICES--CONTINUED
              1,000    Industrial Development Bank of India Ltd.               $      1,810
             62,000 (a)Theta Group Ltd.                                             303,868
                         Total                                                      651,712
                       FOOD & BEVERAGE--1.0%
             12,500    Femsab UBD                                                   418,084
              6,100    Pan American Beverage, Class A                               206,256
                         Total                                                      624,340
                       FOOD & HOUSEHOLD PRODUCTS--1.6%
             10,000    Chipita International                                        288,761
                100    Egyptian Starch & Gl                                             974
              2,133    Estabelecimentos Jeronimo Martins & Filho SGPS, SA            96,286
            110,000    Grupo Industrial Maseca SA de CV, Class B                     62,608
            298,968 (a)Happy World Foods Ltd.                                       181,268
             15,000 (a)(b)Red October, RDC                                          210,000
            216,830    Uchumi Supermarket Ltd.                                      155,434
                         Total                                                      995,331
                       FOOD PROCESSING--3.5%
             12,900    Agros Holding SA                                             188,456
              5,800 (a)Eastern Co.                                                  113,067
             10,000    Goody's SA                                                   288,105
             30,000 (a)International Foods Co. (Hostess)                            571,550
            540,000 (a)Mauritius Oil Refineries Ltd.                                266,444
          8,473,000 (a)Merko Gida Sanayi                                            142,693
            145,000 (a)Mon Tresor & Mon Desert Ltd.                                 242,526
            691,950    Pesquera Austral SA                                          459,446
                         Total                                                     2,272,287

FEDERATED EMERGING MARKETS FUND

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                       GOLD MINES--0.0%
                238    Ashanti Goldfields Co., GDR                             $      2,202
                       HEALTH & PERSONAL CARE--1.6%
             34,000    Athens Medic Center                                          721,726
              3,250    Galena AS                                                    172,331
             39,000    Kimberly-Clark de Mexico                                     162,721
                         Total                                                    1,056,778
                       HOUSEHOLD APPLIANCES--0.5%
             26,500    Carrier Aircon Ltd.                                          147,484
             22,700    Ellerine Holdings Ltd.                                       194,311
                         Total                                                      341,795
                       INSURANCE--2.0%
          5,000,000    Aksigorta                                                    304,878
            260,000 (a)British American Insurance Co.                                42,944
             11,000 (a)Enterprise Insurance Co. Ltd.                                 11,094
             22,000 (a)Mundial Confianca                                            677,525
            116,394 (a)Swan Insurance Co., Ltd.                                     240,916
                         Total                                                    1,277,357
                       LEISURE & TOURISM--2.2%
             81,000 (a)Grand Baie Hotel                                             240,477
          7,200,000    Net Holdings A.S.                                            172,822
            185,103 (a)New Mauritius Hotels Ltd.                                    406,352
            165,000    Sun Resorts Ltd.                                             351,871
             63,598 (a)United Docks Ltd.                                             87,758
            686,000    Zimbabwe Sun International Ltd.                              126,117
                         Total                                                    1,385,397

FEDERATED EMERGING MARKETS FUND

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                       MACHINERY & ENGINEERING--0.5%
             31,700    Larsen & Toubro Ltd.                                    $    194,614
             15,400    Stalexport SA                                                127,047
                        Total                                                       321,661
                       MANUFACTURING--0.1%
                900    Ceska Zbrojovka A.S.                                          22,527
             40,000    Fabryka Mebli Forte SA                                        64,165
                         Total                                                       86,692
                       MEDIA--1.7%
          1,228,000 (a)African Media Entertainment Ltd.                             357,537
          2,500,000 (a)Ihlas Holding                                                343,593
         45,500,000 (a)Medya Holding                                                409,553
                         Total                                                    1,110,683
                       MERCHANDISING--0.3%
             22,177    JD Group, Ltd.                                               193,708
              1,800    Santa Isabel SA, ADR                                          23,513
                         Total                                                      217,221
                       METALS - NON FERROUS--2.5%
            210,042 (a)Aluworks Ghana Ltd.                                          311,006
             29,532    Cia de Minas Buenaventura SA                                 187,420
             12,000    Cia de Minas Buenaventura SA, Class B                         92,259
             14,000    Hindalco Industries Ltd.                                     210,420
             71,500    Industrias Penoles SA                                        244,819
             72,000 (a)KGHM Polska Miedz SA                                         292,867
              3,800    Madeco SA, ADR                                                48,450
             48,603    Minsur SA                                                    102,760
             40,000    Southern Peru Ltd.                                           146,427
                         Total                                                     1,636,428

FEDERATED EMERGING MARKETS FUND

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                       METALS - STEEL--2.0%
             28,710    Pohang Iron and Steel Co. Ltd.                          $  1,164,963
             38,500    Siderar SA, Class A                                          157,925
                         Total                                                    1,322,888
                       MINING--0.2%
            483,461 (a)Athi River Mining Ltd.                                        73,164
              6,000 (a)Russia Petroleum                                              29,400
                         Total                                                      102,564
                       MULTI-INDUSTRY--2.2%
          1,820,000    Alarko Holding                                               507,316
             61,126    Alfa, SA de C.V., Class A                                    291,076
            467,000    Firestone East Africa Ltd.                                   171,103
            934,000    Firestone East Africa Ltd.                                   342,205
            900,000 (a)Trans Zambezi Industries Ltd.                                135,000
            100,000 (a)Trans Zambezi Industries Ltd.                                  6,128
                         Total                                                    1,452,828
                       PHARMACEUTICALS--1.6%
          5,000,000    Eczacibasi Ilac                                              241,965
              5,540    Egypt International Pharmaceuticals                          373,529
              2,700    Gedeon Richter RT                                            226,405
              8,300 (a)Jelfa SA                                                     192,581
                         Total                                                    1,034,480
                       REAL ESTATE--1.2%
             61,000 (a)(b)Solidere, GDR                                             785,375
                       RECREATION, OTHER CONSUMER GOODS--1.2%
            245,000    Berjaya Sports                                               512,912

FEDERATED EMERGING MARKETS FUND

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                     RECREATION, OTHER CONSUMER GOODS--CONTINUED
            199,700 (a)Millenium Entertainment Group Africa Ltd.              $   246,141
                      Total                                                       759,053
                     TELECOMMUNICATIONS--9.1%
             41,000  Advanced Information Service PCL                             227,383
          2,550,000  Alcatel Teletas                                              325,783
             16,600  CPT Telefonica del Peru SA, Class B, ADR                     358,975
             11,200  Carso Global Telecom, Class A-1                               36,825
              9,262  Cia Riograndense De Telecomunicacoes, Rights                       0
             15,500  Hellenic Telecommunications Organization                     455,209
             25,100 (a)Matav RT                                                   142,653
            751,000 (a)Pakistan Telecommunications Corp., Class A                 294,197
              5,000  Philippine Long Distance Telephone Co.                       127,877
             18,000  Portugal Telecom SA                                          946,072
             49,700  SK Telecom Co. Ltd., ADR                                     316,838
             85,000 (a)Tele 2000 SA- La Nueva Com de Telefonos                     84,658
             17,000  Telecom Argentina SA                                         105,450
             10,200  Telecom Argentina SA, ADR                                    316,200
              7,900  Telecomunicacoes Brasileiras SA, ADR                         842,338
            130,874  Telefonica Del Peru CPT, Class B                             281,277
              1,900  Telefonica de Argentina SA, ADR                               61,869
             75,000  Telefonica de Argentina SA, Class B                          245,366
             15,100  Telefonos de Mexico, Class L, ADR                            716,306
                      Total                                                     5,885,276
                     TEXTILES & APPAREL--2.2%
         10,060,000  Esem Spor Giyim Sanayi                                       457,627
          8,000,000  Koytas Tekstil Sanayi ve Ticaret Anonim Sirketi              363,918

FEDERATED EMERGING MARKETS FUND

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
COMMON STOCKS--CONTINUED
                    TEXTILES & APPAREL--CONTINUED
             28,800 (a)Oriental Weavers                                       $      616,567
                         Total                                                     1,438,112
                       TRANSPORTATION - AIRLINES--1.5%
              2,250 (a)Aeroflot                                                      225,900
            175,401 (a)Air Mauritius Ltd.                                            253,035
          4,079,000 (a)Kenya Airways Ltd.                                            523,074
                         Total                                                     1,002,009
                       UTILITIES - ELECTRICAL & GAS--6.0%
            765,000    Companhia de Saneamento Basico do Estado de Sao Paulo         129,706
            573,289    Edegel SA, Class B                                            196,338
             10,000 (a)Egypt Gas                                                     996,702
             18,510    Electricidade de Portugal SA                                  486,439
              3,700    Enersis SA, ADR                                                93,888
             58,000    Irkutskenergo, RDC                                            385,439
            254,000 (a)Kenya Power & Lighting Co. Ltd.                               716,177
             21,346    Manila Electric Co., Class B                                   62,782
            437,230 (a)Sui Sthn Gas Pipe                                             102,475
             41,000 (a)Unified Energy System, RDC                                    721,600
                         Total                                                     3,891,546
                       WHOLESALE & INTERNATIONAL TRADE--1.1%
             40,000    Elektrim Spolka Akcyina SA                                    525,924
            151,623    Enrique Ferreyros SA                                          189,164
                         Total                                                       715,088
                         TOTAL COMMON STOCKS (IDENTIFIED COST $56,057,278)      $ 59,019,032

FEDERATED EMERGING MARKETS FUND

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
 CORPORATE BONDS -- 0.0%
                       MINING--0.0%
             10,100    Companhia Vale Do Rio Doce, Conv. Deb., 12/31/1999      $         88
                         TOTAL CORPORATE BONDS (IDENTIFIED COST $79)                     88
 PREFERRED STOCKS--6.5%
                       BANKING--0.8%
         63,800,000    Banco Bradesco SA, Preference                                521,450
                       ENERGY SOURCES--0.4%
          1,200,000 (a)Petroleo Brasileiro SA, Preference                           231,631
                       FOOD & HOUSEHOLD PRODUCTS--0.2%
             20,500 (a)(b)Red October                                               102,500
                       MERCHANDISING--0.2%
          3,000,000    Lojas Renner SA, Preference                                  100,426
                       PUBLISHING--0.2%
             31,600 (a)Saraiva SA - Liveiros Edit, Preference                       129,137
                       TELECOMMUNICATIONS--3.0%
            350,000 (a)Cia Riograndense De Telecomunicacoes, Pfd.                   377,358
          6,860,000 (a)Telecomunicacoes Do Rio Janiero SA, Preference               572,611
          4,781,843    Telecomunicacoes de Sao Paulo SA, Preference               1,022,810
                         Total                                                    1,972,779
                       TEXTILES & APPAREL--0.0%
         49,000,000 (a)Texpar SA, Preference                                            426
                       UTILITIES - ELECTRICAL & GAS--1.7%
         16,398,518    Companhia Energetica de Minas Gerais, Preference             541,817
        100,000,000 (a)Companhia Energetica do Ceara-Coelce, Preference,            321,711
                       Series A

FEDERATED EMERGING MARKETS FUND

                                                                                VALUE IN
  SHARES                                                                      U.S. DOLLARS
 PREFERRED STOCKS--CONTINUED
                       UTILITIES - ELECTRICAL & GAS--CONTINUED
          2,610,000 (a)Companhia Paulista de Forca e Luz, Pfd.                $     249,653
             12,000 (a)Permenergo, Pfd.                                              18,300
                         Total                                                    1,131,481
                         TOTAL PREFERRED STOCKS (IDENTIFIED COST $4,377,259)      4,189,830
                         TOTAL INVESTMENTS (IDENTIFIED COST $60,434,616)(C)     $63,208,950

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At May 31, 1998, these securities amounted to $2,400,564 which represents 3.7% of net assets.

(c) The cost of investments for federal tax purposes amounts to $60,434,616. The net unrealized appreciation of investments on a federal tax basis amounts to $2,774,334 which is comprised of $11,530,838 appreciation and $8,756,504 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($64,652,007) at May 31, 1998.

The following acronyms are used throughout this portfolio:

ADR --American Depositary Receipt

GDR --Global Depositary Receipt

SA --Support Agreement

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                  $   63,208,950
 $60,434,616)
 Cash denominated in foreign currencies (at identified cost $426,652)                       417,927
 Income receivable                                                                          276,412
 Receivable for investments sold                                                          2,631,525
 Receivable for shares sold                                                                  63,692
 Deferred organizational costs                                                               33,777
    Total assets                                                                         66,632,283
 LIABILITIES:
 Payable for investments purchased                                       $ 1,093,933
 Payable for shares redeemed                                                  64,928
 Payable for foreign currency exchange contracts purchased                     6,405
 Payable to Bank                                                             651,249
 Payable for taxes withheld                                                   10,244
 Accrued expenses                                                            153,517
    Total liabilities                                                                     1,980,276
 NET ASSETS for 5,821,076 shares outstanding                                         $   64,652,007
 NET ASSETS CONSIST OF:
 Paid in capital                                                                     $   72,701,697
 Net unrealized appreciation of investments and translation of assets and liabilities in foreign
 currency                                                                                 2,650,365
 Accumulated net realized loss on investments and foreign currency                      (10,782,654)
 transactions
 Undistributed net investment income                                                         82,599
    Total Net Assets                                                                 $   64,652,007
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($44,208,174 / 3,958,945 shares outstanding)                      $11.17
 Offering Price Per Share (100/94.50 of $11.17)*                                             $11.82
 Redemption Proceeds Per Share                                                               $11.17
 CLASS B SHARES:
 Net Asset Value Per Share ($17,189,383 / 1,565,855 shares outstanding)                      $10.98
 Offering Price Per Share                                                                    $10.98
 Redemption Proceeds Per Share (94.50/100 of $10.98)**                                       $10.38
 CLASS C SHARES:
 Net Asset Value Per Share ($3,254,450 / 296,276 shares outstanding)                         $10.98
 Offering Price Per Share                                                                    $10.98
 Redemption Proceeds Per Share (99.00/100 of $10.98)**                                       $10.87

* See "Investing in the Fund" in the Prospectus.

** See "Investing in the Fund" and "Contingent Deferred Sales Charge" in the
   Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $54,837)                         $ 1,051,131
 Interest                                                                          23,220
      Total income                                                              1,074,351
 EXPENSES:
 Investment advisory fee                                   $  431,487
 Administrative personnel and services fee                     92,247
 Custodian fees                                               144,604
 Transfer and dividend disbursing agent fees and expenses      66,272
 Directors' fees                                                  546
 Auditing fees                                                  9,712
 Legal fees                                                     2,483
 Portfolio accounting fees                                     45,047
 Distribution services fee--Class B Shares                     70,538
 Distribution services fee--Class C Shares                     13,216
 Shareholder services fee--Class A Shares                      58,384
 Shareholder services fee--Class B Shares                      23,512
 Shareholder services fee--Class C Shares                       4,406
 Share registration costs                                      22,422
 Printing and postage                                          23,531
 Insurance premiums                                             2,002
 Taxes                                                          1,584
 Miscellaneous                                                    811
      Total expenses                                        1,012,804
 Waivers --
      Waiver of investment advisory fee                       (25,058)
          Net expenses                                                            987,746
                 Net investment income                                             86,605
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on investments and foreign currency
 transactions (net of foreign taxes withheld of $6,119)                        (9,219,250)
 Net change in unrealized appreciation of investments and
 translation of assets and liabilities in foreign currency                      6,150,743
      Net realized and unrealized loss on investments and                      (3,068,507)
      foreign currency transactions
          Change in net assets resulting from operations              $        (2,981,902)

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                     SIX MONTHS
                                                       ENDED
                                                    (UNAUDITED)              YEAR ENDED
                                                      MAY 31,               NOVEMBER 30,
                                                        1998                    1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income/(operating loss)            $     86,605          $      (66,935)
 Net realized loss on investments and foreign
  currency transactions ($(9,219,250) and
  $(206,412), respectively, as computed for
  federal tax purposes)                              (9,219,250)             (2,055,377)
 Net change in unrealized appreciation/
  depreciation of investments and translation
  of assets and liabilities in foreign currency       6,150,743              (4,169,559)
   Change in net assets resulting from operations    (2,981,902)             (6,291,871)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                        20,917,958             102,012,438
 Cost of shares redeemed                            (25,686,084)            (45,239,352)
   Change in net assets resulting from share         (4,768,126)             56,773,086
   transactions
    Change in net assets                             (7,750,028)             50,481,215
 NET ASSETS:
 Beginning of period                                 72,402,035              21,920,820
 End of period (including undistributed net
 investment income and net operating loss of
 $82,599 and $(4,006), respectively)               $ 64,652,007          $   72,402,035


(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                                         ENDED
                                                      (UNAUDITED)     YEAR ENDED     PERIOD ENDED
                                                        MAY 31,      NOVEMBER 30,    NOVEMBER 30,
                                                          1998           1997           1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                     $11.64          $11.10           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                     0.03            0.01             0.02
  Net realized and unrealized gain (loss) on
  investments and foreign currency                         (0.50)           0.53(e)          1.08
  Total from investment operations                         (0.47)           0.54             1.10
 NET ASSET VALUE, END OF PERIOD                           $11.17          $11.64           $11.10
 TOTAL RETURN(B)                                           (4.28%)          4.86%           11.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                  2.62%*          2.14%            1.97%*
  Net investment income                                     0.50%*          0.13%            0.31%*
  Expense waiver/reimbursement(c)                           0.07%*          0.65%            3.34%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                $44,208         $48,509          $17,327
  Average commission rate paid(d)                        $0.0012         $0.0006          $0.0029
  Portfolio turnover                                          81%            102%              32%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of fund shares in relations to fluctuating market values of the investments of the fund.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                                         ENDED
                                                      (UNAUDITED)     YEAR ENDED     PERIOD ENDED
                                                        MAY 31,      NOVEMBER 30,    NOVEMBER 30,
                                                          1998           1997           1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $11.50         $11.04          $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                         (0.02)         (0.04)          (0.02)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                           (0.50)          0.50(e)         1.06
  Total from investment operations                           (0.52)          0.46            1.04
 NET ASSET VALUE, END OF PERIOD                             $10.98         $11.50          $11.04
 TOTAL RETURN(B)                                             (4.69%)         4.17%          10.40%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    3.37%*         2.89%           2.72%*
  Net operating loss                                         (0.27%)*       (0.69%)         (0.71%)*
  Expense waiver/reimbursement(c)                             0.07%*         0.65%           3.34%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                  $17,189        $19,950          $3,747
  Average commission rate paid(d)                          $0.0012        $0.0006          0.0029
  Portfolio turnover                                            81%           102%             32%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of fund shares in relations to fluctuating market values of the investments of the fund.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                                         ENDED
                                                      (UNAUDITED)     YEAR ENDED     PERIOD ENDED
                                                        MAY 31,      NOVEMBER 30,    NOVEMBER 30,
                                                          1998           1997           1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                      $11.50          $11.05          $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                        (0.02)          (0.04)          (0.02)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                          (0.50)           0.49(e)         1.07
  Total from investment operations                          (0.52)           0.45            1.05
 NET ASSET VALUE, END OF PERIOD                            $10.98          $11.50          $11.05
 TOTAL RETURN(B)                                            (4.77%)          4.07%          10.50%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                   3.37%*          2.89%           2.72%*
  Net operating loss                                        (0.27%)*        (0.65%)         (0.77%)*
  Expense waiver/reimbursement(c)                            0.07%*          0.65%           3.34%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                  $3,254          $3,943            $847
  Average commission rate paid(d)                         $0.0012         $0.0006         $0.0029
  Portfolio turnover                                           81%            102%             32%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of fund shares in relations to fluctuating market values of the investments of the fund.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Emerging Markets Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Foreign equity securities, are valued according to the last sale price reported in the market in which they are primarily traded. If no sale on a recognized exchange is reported or if the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Investments in other mutual funds are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturity of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At May 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $666,862, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

    EXPIRATION YEAR      EXPIRATION AMOUNT
         2004              $3,130,096(a)
         2004                 310,725
         2005                 206,412

(a) Capital loss carryforward is attributable to the acquisition of the assets of The Blanchard Worldwide Emerging Market Fund and is limited to $149,725 that can be used in future periods to offset income arising from net realized gains.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at May 31, 1998 is as follows:

 SECURITY                          ACQUISITION DATE    ACQUISITION COST
 Samsung Electronics Co., GDR           2/2/1995               $    106
 Banque Audi, Class B, GDR        4/28/1997 - 6/25/1997         731,800
 Suez Cement Co., GDR                  11/25/1996               132,750
 Paints & Chemical Industry, GDR        9/26/1997               399,500
 Red October, RDC                       5/19/1997               292,500
 Solidere, GDR                    4/25/1997 - 6/25/1997         901,750
 Red October                            7/15/1997               616,125

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At May 31, 1998, par value shares ($0.001 per share) authorized were as follows:

                            NUMBER OF PAR VALUE
 SHARE CLASS NAME        CAPITAL STOCK AUTHORIZED
 Class A Shares                 100,000,000
 Class B Shares                 100,000,000
 Class C Shares                 100,000,000
  Total                         300,000,000

Transactions in capital stock were as follows:

                                         SIX MONTHS ENDED
                                           (UNAUDITED)                   YEAR ENDED
                                          MAY 31, 1998               NOVEMBER 30, 1997
CLASS A SHARES                           SHARES        AMOUNT         SHARES           AMOUNT
 Shares sold                             1,576,872   $ 18,170,799     5,469,055     $ 72,534,377
 Shares issued to shareholders
 in payment of distributions declared           --             --            --               --
 Shares redeemed                        (1,783,767)   (20,445,961)   (2,864,255)     (37,739,280)
  Net change resulting from Class A
  Share transactions                      (206,895)  $ (2,275,162)    2,604,800     $ 34,795,097


                                         SIX MONTHS ENDED
                                           (UNAUDITED)                   YEAR ENDED
                                          MAY 31, 1998               NOVEMBER 30, 1997
CLASS B SHARES                          SHARES         AMOUNT        SHARES          AMOUNT
 Shares sold                              174,775    $ 1,982,470      1,737,682    $ 22,920,945
 Shares issued to shareholders in
 payment of distributions declared             --             --             --              --
 Shares redeemed                         (343,078)    (3,925,120)      (343,037)     (4,467,783)
  Net change resulting from Class B
  Share transactions                     (168,303)  $ (1,942,650)     1,394,645    $ 18,453,162


                                            SIX MONTHS ENDED
                                               (UNAUDITED)                   YEAR ENDED
                                               MAY 31, 1998              NOVEMBER 30, 1997
 CLASS C SHARES                           SHARES         AMOUNT      SHARES          AMOUNT
 Shares sold                               68,877     $ 764,689      498,984      $ 6,557,116
 Shares issued to shareholders in
 payment of distributions declared             --            --           --               --
 Shares redeemed                         (115,602)   (1,315,003)    (232,631)      (3,032,289)
  Net change resulting from Class C
  Share transactions                      (46,725)   $ (550,314)     266,353      $ 3,524,827
   Net change resulting from share
   transactions                          (421,923)   (4,768,126)   4,265,798     $ 56,773,086

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                          PERCENTAGE OF
                        AVERAGE DAILY NET
 SHARE CLASS NAME        ASSETS OF CLASS
 Class A Shares               0.25%
 Class B Shares               0.75%
 Class C Shares               0.75%

Class A Shares did not incur a distribution services fee for the period ended May 31, 1998, and has no present intention of paying or accruing a distribution services fee.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational expenses of $48,748 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended May 31, 1998, the Fund expensed $6,305 pursuant to this agreement.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1998, were as follows:

 PURCHASES                                               $55,355,814
 SALES                                                   $57,203,396

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1998, the diversification of countries was as follows:

                                       PERCENTAGE OF
 COUNTRY                                 NET ASSETS
 Turkey                                      8.3%
 Egypt                                       8.2%
 Brazil                                      7.8%
 Mauritius                                   6.1%
 Poland                                      6.7%
 Greece                                      6.2%
 Kenya                                       5.5%
 Russia                                      5.5%
 Ghana                                       5.4%
 Peru                                        4.7%
 Portugal                                    4.7%
 Korea, Republic of                          4.1%
 Mexico                                      4.1%
 India                                       3.8%
 Argentina                                   2.7%
 Lebanon                                     2.5%
 South Africa                                2.0%
 Hungary                                     1.6%
 Philippines                                 1.5%
 Thailand                                    1.0%
 Pakistan                                    0.9%
 Zimbabwe                                    0.9%
 Malaysia                                    0.8%
 Botswana                                    0.7%
 Chile                                       0.6%
 Hong Kong                                   0.5%
 Sri Lanka                                   0.4%
 Czech Republic                              0.3%
 Ivory Coast                                 0.3%

DIRECTORS

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

William J. Copeland

James E. Dowd, Esq.

Lawrence D. Ellis, M.D.

Richard B. Fisher

Edward L. Flaherty, Jr., Esq.

Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Securities Corp., Distributor
Federated Investors, Inc.
1001 Liberty Avenue
Federated Investors Tower
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com
Cusip 981487804
Cusip 981487887
Cusip 981487879
G01967-02 (7/98)


Federated European Growth Fund

2ND SEMI-ANNUAL REPORT MAY 31, 1998

ESTABLISHED 1996

President's Message

[Graphic]

Dear Fellow Shareholder:

Federated European Growth Fund was created in 1996, and I am pleased to present its second Semi-Annual Report. This stock fund, with its holdings exclusively in Europe, has been the place to be. The 17 countries of Europe continue to improve economically, and this is reflected in their stocks and stock markets. It is hard not to be optimistic concerning the low interest rate, low inflation outlook, and worldwide investor interest.

This report covers the first half of the fund's fiscal year which is the six-month period from December 1, 1997 through May 31, 1998. Frank Semack, Vice President of Federated Global Research Corp., presents his outlook on European economic and market conditions and the fund's strategy. Following his discussion, you will find two additional items of shareholder interest. First is a complete listing of the fund's common stock investments, and second is the publication of the fund's financial statements.

The fund offers shareholders very significant long-term investment opportunities from a broadly diversified $56 million portfolio of more than 100 stocks in 17 European countries in both developed and emerging markets.* Approximately 50% of the fund's assets are in the United Kingdom, France, and Italy.

During the six-month reporting period ended May 31, 1998, the European stock market continued to perform well and the fund recorded very positive performance. Individual share class total return performance, including capital gains distributions, follows.**

                        TOTAL      CAPITAL
                        RETURN      GAINS       NET ASSET VALUE INCREASE
 Class A Shares         27.31%      $0.41       $13.33 to $16.46 = 23%
 Class B Shares         26.77%      $0.41       $13.18 to $16.20 = 23%
 Class C Shares         26.91%      $0.41       $13.15 to $16.18 = 23%

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 20.27%, 21.14%, and 25.89%, respectively.

While the fund has provided shareholders with strong returns since its inception on February 28, 1996, it is important to remember that there will inevitably be periods of short-term fluctuation and negative, as well as positive, returns. My recommendation to all mutual fund shareholders is add to your investment account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.+

Thank you for your confidence in Federated European Growth Fund. We will continue to keep you up-to-date on the details of your investment on a regular basis and offer you the highest level of service possible.

Sincerely,

[Graphic]

Richard B. Fisher

President

July 15, 1998

+ Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

Investment Review

[Graphic]

Frank Semack

Vice President

Federated Global Research Corp.

[Graphic]

HOW DID THE EUROPEAN MARKETS PERFORM OVER THE SIX-MONTH REPORTING PERIOD ENDED MAY 31, 1998?

Equity markets in Europe behaved in a remarkably uniform fashion throughout the reporting period. They trended erratically higher in December 1997 and January 1998, shaking off the remaining ill effects of the Asian crisis. Thereafter, powerful rallies took market indices to all-time highs in April 1998. Europe outperformed the U.S. in both local and U.S. dollar-adjusted terms.

Valuations based on 1998 earnings estimates for continental Europe had by then surpassed U.S. multiples, and a sharp correction took place in late April 1998. Renewed uncertainty about Asia was again the trigger. The retreat was most pronounced in the previously best-performing markets such as Italy, Spain and Portugal. All three had recorded spectacular gains on the back of falling interest rates, as it became clear that they would be among the 11 first-round participants in the implementation of the European Monetary Union ("EMU") as of January 1, 1999. The formal decision to go ahead with the single currency was made at the beginning of May 1998, with only the United Kingdom, Sweden, and Denmark opting out for the time being, and Greece not fully qualifying.

Low interest rates lay at the root of most markets' performance for three separate but related reasons. First, cash and bonds did not offer sufficiently compelling alternative investment opportunities to investors, and inflows into equity products, therefore, accelerated in many markets, most notably in Italy. Second, the low interest rate environment finally began to have a positive effect on the two core economies in continental Europe (i.e., Germany and France) both of which are now showing signs of recovery. Third, the launch of the common currency, the Euro, in January 1999 is generally expected to be preceded by further interest rate convergence in Europe. Up to now, the consensus has been that it is more likely that Spanish and Italian rates will fall further, rather than Germany and France raising their rates.

As is often the case, the United Kingdom did not neatly fit into this pattern. Three-month rates were fairly steady amidst uncertainty as to whether the Bank of England would raise rates because of incipient inflationary pressures. The answer finally came, somewhat unexpectedly, in early June 1998, when the Bank of England did raise base rates by 25 basis points to 7.50%. [Graphic]

[Graphic]
WHAT WERE THE HIGHLIGHTS AS FAR AS SECTOR PERFORMANCE WAS CONCERNED?

Banks and insurance stocks continued to perform well, particularly in France, Italy, and Spain, but often more as a result of ongoing restructuring rather than the impact of interest rates. As for United Kingdom banks, some faced a skeptical investor community either because of exposure to Hong Kong and the rest of Asia, or because of involvement in the competitive mortgage lending market at home. Telecommunications stocks continued to do well amidst a general re-rating. Business services such as software and information technology systems were extremely strong, attaining valuations roughly twice those in the U.S. market. Indications that continental Europe was beginning to enjoy a more broadly based recovery (i.e., encompassing Germany and France as well as the smaller "fringe" markets) also boosted cyclical sectors such as autos, paper, and building and construction. Utilities, media, pharmaceuticals, and oil along with other commodities were among the sectors that did not do as well.

[Graphic]

HOW DID FEDERATED EUROPEAN GROWTH FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD ENDED MAY 31, 1998?

Reflecting extremely favorable market conditions, Federated European Growth Fund delivered very strong total returns of 27.31%, 26.77% and 26.91%, based on net asset value, for Class A, B, and C Shares, respectively.* The fund's returns were competitive with the 28.69% return of the European market, as measured by the Morgan Stanley Capital Europe Index.**

* Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 20.27%, 21.14%, and 25.89%, respectively.

** Morgan Stanley Capital Europe Index is an unmanaged, market value-weighted average of over 500 securities listed on the stock exchanges of 13 countries in the European region. This index is unmanaged and investments cannot be made in an index.

[Graphic]
WHAT COUNTRIES WERE REPRESENTED IN THE PORTFOLIO AS OF MAY 31, 1998, AND WHAT WERE THE FUND'S TOP TEN HOLDINGS?

The portfolio was diversified across the following countries:

          COUNTRY          PERCENTAGE OF NET ASSETS
          United Kingdom         21.6%
          France                 16.1%
          Italy                  10.9%
          Germany                9.9%
          Spain                  7.0%
          Switzerland            6.9%
          Netherlands            6.9%
          Sweden                 3.8%
          Finland                3.6%
          Poland                 2.1%
          Norway                 1.9%
          Portugal               1.5%
          Ireland                0.9%
          Belgium                0.6%
          Croatia                0.5%
          Greece                 0.3%
          Turkey                 0.1%

In the course of the second quarter of 1998, management significantly increased exposure to Italy, as well as Spain and Finland, in light of their very positive markets.

The fund's top ten holdings as of May 31, 1998, were as follows:

                                              MARKET
                                           CAPITALIZATION     PERCENTAGE
                             COUNTRY       ($ BILLIONS)      OF NET ASSETS
 NAME
 Alcatel Alsthom             France           $ 33.8            2.05%
 ING Groep, N.V.             Netherlands        55.9            1.94%
 Mannesmann AG               Germany            36.1            1.91%
 Nestle SA                   Switzerland        84.4            1.90%
 Assurances Generales
 de France                   France             10.2            1.75%
 Telecom Italia SPA          Italy              55.7            1.66%
 Novartis AG                 Switzerland       116.2            1.66%
 Endesa SA                   Spain              24.9            1.65%
 Arn Mondadori Edit          Italy               1.6            1.63%
 Eni SPA                     Italy              62.1            1.49%

TOTAL PERCENTAGE OF
NET ASSETS                                                     17.64%

[Graphic]
WHAT ISSUES DO YOU SEE AS BEING MOST LIKELY TO AFFECT THE EUROPEAN MARKETS FOR THE REST OF 1998?

Corporate restructuring and consolidation will continue to be significant market drivers this year and beyond. The countdown to the official start of the implementation of the EMU on January 1, 1999, will obviously be an important short-term consideration. We are also concerned with Europe's exposure to Asia, however, it is less than that of the U.S. and its current account balance is substantially better. The fundamental background suggests that any flight out of Asia should be more or less evenly spread between the U.S. and Europe.

Inevitably, the other Euro-related issue to watch will be interest rates. As convergence has yet to fully happen across short-term rates among the 11 EMU-member states, the key question is whether the Bundesbank will, between now and the year-end, engineer a rise towards the 4.00% level while rates in Italy still have considerable room to decline. Convergence may ultimately happen at a lower than previously expected level of short-term rates, such as 3.75%. This would give an additional boost to the peripheral European markets.

FEDERATED EUROPEAN GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 1998 (UNAUDITED)

      SHARES                                                                                                 VALUE
 COMMON STOCKS--94.6%
                      AEROSPACE & MILITARY TECHNOLOGY--4.7%
          68,396      British Aerospace PLC                                                              $  606,592
          12,000      CSF (Thomson)                                                                         485,375
          14,000      Celsius Industries Corp., Class B                                                     362,625
          41,000      Finnair                                                                               423,358
         164,105      Rolls-Royce                                                                           781,986
                        Total                                                                             2,659,936
                      AUTOMOBILE--1.7%
             576      Bayerische Motoren Werke AG                                                           608,256
             450      Volkswagen AG                                                                         364,943
                        Total                                                                               973,199
 BANKING--15.6%
          10,000      BPI-SGPS SA                                                                           405,146
          60,000      Banca Commerciale Italiana                                                            354,266
          17,000      Bank Ochrony Srodowiska SA                                                            203,552
           5,000      Banque Nationale de Paris                                                             427,043
          20,167      Barclays PLC                                                                          538,220
         375,000      Banca Di Roma                                                                         773,251
           6,040      Banco Popular Esp                                                                     479,055
          12,300      Bhf-Bank AG                                                                           504,615
          72,000      Christiania Bank OG Kreditkasse                                                       308,644
         100,000      Credito Italiano                                                                      557,736
           9,100      Deutsche Bank, AG                                                                     783,388
          11,610      Dresdner Bank AG, Frankfurt                                                           652,646
          42,116      National Westminster Bank, PLC, London                                                769,739
           7,700  (a) Powszechny Bank Kredytowy                                                             207,333
          21,000      Skand Enskilda BKN, Class A                                                           349,674
           2,200      Societe Generale, Paris                                                               435,735

FEDERATED EUROPEAN GROWTH FUND

      SHARES                                                                                                     VALUE
 COMMON STOCKS--CONTINUED
                      BANKING--CONTINUED
             410      UBS - Union Bank of Switzerland                                                    $  689,099
       1,950,000      Yapi ve Kredi Bankasi A.S.                                                             37,746
          13,500  (a) Zagrebacka Banka, GDR                                                                 288,563
                        Total                                                                             8,765,451
                      BEVERAGE & TOBACCO--1.8%
          60,000      Allied Domecq PLC                                                                     598,278
          18,895      Tabacalera SA                                                                         407,075
                        Total                                                                             1,005,353
                      BROADCASTING & PUBLISHING--2.1%
          43,000      Reed International PLC                                                                398,566
           5,617      Wolters Kluwer NV                                                                     789,042
                        Total                                                                             1,187,608
                      BUILDING MATERIALS & COMPONENTS--0.8%
          12,000      Cimpor Cimentos de Portugal                                                           459,567
                      CHEMICALS--2.3%
          87,500      Croda International                                                                   658,833
          15,050      Skw Trostberg AG                                                                      611,531
                        Total                                                                             1,270,364
                      CONSTRUCTION & HOUSING--1.1%
             800      Holzmann (Philipp)                                                                    221,045
          10,000      Tarkett Sommer AG                                                                     392,322
                        Total                                                                               613,367
                      DATA PROCESSING & REPRODUCTION--3.4%
          14,000      Dassault Systemes SA                                                                  652,850
          36,000  (a) Industri-Matematik International Corp.                                                578,250
          20,000      Ordina Beheer NV                                                                      673,280
             800      Ordina Beheer NV, Rights                                                                   --
                        Total                                                                             1,904,380

FEDERATED EUROPEAN GROWTH FUND

      SHARES                                                                                                 VALUE
 COMMON STOCKS--CONTINUED
                      ELECTRICAL & ELECTRONICS--3.4%
           5,400      Alcatel Alsthom                                                                  $  1,155,273
          32,000      General Electric Co. PLC                                                              262,373
          17,600      Telefonaktiebolaget LM Ericsson, Class B, ADR                                         490,600
                        Total                                                                             1,908,246
                      ELECTRONIC COMPONENTS, INSTRUMENTS--1.8%
          25,000  (a) Industrial & Financial Systems                                                        354,076
           7,000  (a) Prokom                                                                                250,645
           5,600  (a) SGS-Thomas Microelectronics N.V.                                                      433,300
                        Total                                                                             1,038,021
                      ENERGY EQUIPMENT & SERVICES--0.6%
           6,400      Transocean Offshore, Inc.                                                             315,600
                      ENERGY SOURCES--7.0%
          34,001      British Petroleum Co. PLC                                                             499,249
          72,000      British-Borneo Petroleum Syndicate PLC                                                464,511
           3,610      Elf Aquitaine SA                                                                      501,406
         118,200      Eni SPA                                                                               835,737
         100,000      Lasmo                                                                                 473,657
          12,200      Repsol SA                                                                             677,822
           3,758      Total SA-B                                                                            466,688
                        Total                                                                             3,919,070
                      FINANCIAL SERVICES--5.5%
          21,272      ABN-AMRO Holdings NV                                                                  515,145
          37,000      Commercial Union PLC                                                                  672,610
          15,900      ING Groep, N.V.                                                                     1,091,862
          60,000      Prudential Corp. PLC                                                                  797,704
                        Total                                                                             3,077,321
                      FOOD & HOUSEHOLD PRODUCTS--2.9%
           2,055      Groupe Danone                                                                         553,335

FEDERATED EUROPEAN GROWTH FUND

      SHARES                                                                                                 VALUE
 COMMON STOCKS--CONTINUED
                      FOOD AND HOUSEHOLD PRODUCTS--CONTINUED
             500      Nestle SA                                                                        $  1,070,874
                        Total                                                                             1,624,209
                      FOOD PROCESSING--1.3%
          16,000      Agros Holding SA                                                                      233,744
          20,180  (a) Azucarera Ebro Agricolas, SA                                                          520,645
                        Total                                                                               754,389
                      HEALTH & PERSONAL CARE--7.4%
           8,500  (a) Elan Corp. PLC, ADR                                                                   520,094
          23,035      Glaxo Wellcome PLC                                                                    620,029
             550      Novartis AG                                                                           931,083
              52      Roche Holding AG                                                                      534,742
          50,059      Smithkline Beecham Corp.                                                              542,487
          12,800  (a) Transgene, ADR                                                                        230,400
          18,800      Zeneca Group                                                                          764,274
                        Total                                                                             4,143,109
                      HOUSEHOLD APPLIANCES--0.2%
           4,000      Gardena Holding AG                                                                    94,157
                      INSURANCE--9.5%
           4,020      AXA                                                                                   457,566
          25,000      Assicurazioni Generali                                                                803,470
          16,000      Assurances Generales de France                                                        986,796
             280      Baloise Holdings                                                                      666,217
          72,959      Guardian Royal Exchange PLC                                                           462,356
          76,607  (a) Guardian Royal Exchange PLC, Class B                                                  25,024
         125,000      Istituto Nazionale delle Assicurazioni                                                389,292
             610      Muenchener Rueckversicherungs-Gesellschaft AG                                         277,094
          15,000      Sampo Insurance Co. Ltd., Class A                                                     696,993

FEDERATED EUROPEAN GROWTH FUND

      SHARES                                                                                                VALUE
 COMMON STOCKS--CONTINUED
                      INSURANCE--CONTINUED
           9,200      Scor SA                                                                            $  579,709
                        Total                                                                             5,344,517
                      LEISURE & TOURISM--0.5%
          40,000  (a) Orbis SA                                                                              297,909
                      MACHINERY & ENGINEERING--2.5%
           1,100      Mannesmann AG                                                                       1,075,802
          14,030      Siebe PLC                                                                             351,749
                        Total                                                                             1,427,551
                      MANUFACTURING--0.2%
          20,000      Porvair PLC                                                                           107,798
                      MERCHANDISING--2.1%
          15,000      Ahold NV                                                                              473,633
           1,900      Guyenne & Gascogne                                                                    711,349
                        Total                                                                             1,184,982
                      MISCELLANEOUS MATERIALS & COMMODITIES--0.8%
           2,420      Compagnie de St. Gobain                                                               477,286
                      PHARMACEUTICALS--0.1%
           2,000  (a) ICON PLC, ADR                                                                         51,000
                      PUBLISHING--1.6%
          75,000      Arn Mondadori Edit                                                                    917,235
                      REAL ESTATE--0.1%
           7,600  (a) Sponda Oyj                                                                             49,048
                      RECREATION, OTHER CONSUMER GOODS--0.4%
          29,280      EMI Group PLC                                                                         247,723
                      TELECOMMUNICATIONS--8.8%
           8,000  (a) Global TeleSystems Group, Inc., ADR                                                   306,500
           6,000      Hellenic Telecommunications Organization                                              176,210
           8,700      Helsingin Puhelin Oyj                                                                 385,005

FEDERATED EUROPEAN GROWTH FUND

 SHARES OR
 PRINCIPAL
  AMOUNT                                                                                                   VALUE
 COMMON STOCKS--CONTINUED
                      TELECOMMUNICATIONS--CONTINUED
           6,101      Koninklijke PTT Nederland NV                                                       $  340,992
           7,300      OY Nokia AB, Class A, ADR                                                             474,044
         105,000      Securicor PLC                                                                         794,029
          40,000  (a) Tandberg Television                                                                   411,419
         123,900      Telecom Italia SPA                                                                    936,298
           9,490      Telefonica SA                                                                         423,935
          62,296      Vodafone Group PLC                                                                    684,774
                        Total                                                                             4,933,206
                      UTILITIES - ELECTRICAL & GAS--3.5%
          38,780      Endesa SA                                                                             928,878
          31,150      Iberdrola SA                                                                          513,857
         120,000      Italgas (Soc. Ital.)                                                                  552,901
                        Total                                                                             1,995,636
                      WHOLESALE & INTERNATIONAL TRADE--0.9%
           1,150      Rexel S.A.                                                                            480,348
                        TOTAL COMMON STOCKS (IDENTIFIED COST $47,407,219)                                 53,227,586
 (B)REPURCHASE AGREEMENT--7.7%
 $     4,345,000      BT Securities Corp., 5.57%, dated 5/29/1998, due 6/1/1998
                      (AT AMORTIZED COST)                                                                 4,345,000
                        TOTAL INVESTMENTS (IDENTIFIED COST $51,752,219)(C)                            $  57,572,586

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $51,752,219. The net unrealized appreciation of investments on a federal tax basis amounts to $5,820,367 which is comprised of $6,830,106 appreciation and $1,009,739 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($56,254,650) at May 31, 1998.

The following acronyms are used throughout this portfolio:

ADR --American Depositary Receipt

AG --Aktiengesellschaft

GDR --Global Depositary Receipt

PLC --Public Limited Company

SA --Support Agreement

SPA --Standby Purchase Agreement

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                           $ 57,572,586
 $51,752,219)
 Cash                                                                                                  978
 Cash denominated in foreign currencies (at identified cost $505,361)                              505,764
 Income receivable                                                                                 176,749
 Receivable for investments sold                                                                 1,715,995
 Receivable for shares sold                                                                        428,570
 Deferred organizational costs                                                                      29,701
    Total assets                                                                                60,430,343
 LIABILITIES:
 Payable for investments purchased                                              $4,010,331
 Payable for shares redeemed                                                       108,234
 Payable for taxes withheld                                                         13,113
 Accrued expenses                                                                   44,015
    Total liabilities                                                                            4,175,693
 NET ASSETS for 3,431,673 shares outstanding                                                  $ 56,254,650
 NET ASSETS CONSIST OF:
 Paid in capital                                                                              $ 47,059,997
 Net unrealized appreciation of investments and translation of assets and
  liabilities in foreign currency                                                                5,818,939
 Accumulated net realized gain on investments and foreign currency transactions                  3,289,906
 Undistributed net investment income                                                                85,808
    Total net assets                                                                          $ 56,254,650
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($41,879,022 / 2,544,069 shares outstanding)                             $16.46
 Offering Price Per Share (100/94.50 of $16.46)*                                                    $17.42
 Redemption Proceeds Per Share                                                                      $16.46
 CLASS B SHARES:
 Net Asset Value Per Share ($12,013,123 / 741,585 shares outstanding)                               $16.20
 Offering Price Per Share                                                                           $16.20
 Redemption Proceeds Per Share (94.50/100 of $16.20)**                                              $15.31
 CLASS C SHARES:
 Net Asset Value Per Share ($2,362,505 / 146,019 shares outstanding)                                $16.18
 Offering Price Per Share                                                                           $16.18
 Redemption Proceeds Per Share (99.00/100 of $16.18)**                                              $16.02

* See "Investing in the Fund" in the Prospectus.

** See "Investing in the Fund" and "Contingent Deferred Sales Charge" in the
   Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)
 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $58,210)                                                $ 421,005
 Interest                                                                                               33,943
     Total income                                                                                      454,948
 EXPENSES:
 Investment advisory fee                                                                  $165,648
 Administrative personnel and services fee                                                  92,247
 Custodian fees                                                                             30,601
 Transfer and dividend disbursing agent fees and expenses                                   43,699
 Directors'/Trustees' fees                                                                     546
 Auditing fees                                                                               9,743
 Legal fees                                                                                  2,599
 Portfolio accounting fees                                                                  41,431
 Distribution services fee--Class B Shares                                                  30,115
 Distribution services fee--Class C Shares                                                   4,141
 Shareholder services fee--Class A Shares                                                   29,993
 Shareholder services fee--Class B Shares                                                   10,038
 Shareholder services fee--Class C Shares                                                    1,380
 Share registration costs                                                                   17,924
 Printing and postage                                                                       17,710
 Insurance premiums                                                                          1,765
 Taxes                                                                                         601
 Miscellaneous                                                                               8,009
     Total expenses                                                                        508,190
 Waivers and reimbursements--
     Waiver of investment advisory fee                                        $ (165,648)
     Reimbursement of other operating expenses                                    (2,765)
          Total waivers and reimbursements                                                (168,413)
                Net expenses                                                                           339,777
                   Net investment income                                                               115,171
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS:
 Net realized gain on investments and foreign currency transactions                                  3,260,858
 Net change in unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency transactions                                             4,193,494
     Net realized and unrealized gain on investments and foreign currency                            7,454,352
     transactions
          Change in net assets resulting from operations                                           $ 7,569,523

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                  ENDED                  YEAR ENDED
                                                               (UNAUDITED)               NOVEMBER 30,
                                                               MAY 31, 1998                 1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                           $   115,171           $      40,335
 Net realized gain on investments and foreign currency
 transactions ($3,260,858 and $775,804, respectively, as
 computed for federal tax purposes)                                3,260,858                 706,296
 Net change in unrealized appreciation of investments and
 translation of assets and liabilities in foreign currency         4,193,494               1,254,529
  Change in net assets resulting from operations                   7,569,523               2,001,160
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                          --                 (33,183)
  Class B Shares                                                          --                  (8,052)
  Class C Shares                                                          --                  (1,338)
 Distributions from net realized gains on investments and
 foreign currency transactions
  Class A Shares                                                    (537,759)               (131,318)
  Class B Shares                                                    (185,127)                (41,600)
  Class C Shares                                                     (23,412)                 (6,086)
  Change in net assets resulting from distributions to              (746,298)               (221,577)
  shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                     49,493,786              39,304,669
 Net asset value of shares issued to shareholders in payment
 of distributions declared                                           673,038                 176,299
 Cost of shares redeemed                                         (24,292,528)            (22,413,018)
  Change in net assets resulting from share transactions          25,874,296              17,067,950
  Change in net assets                                            32,697,521              18,847,533
 NET ASSETS:
 Beginning of period                                              23,557,129              4,709,596
 End of period (including undistributed net investment income
 of $85,808 and $(29,363), respectively)                        $ 56,254,650         $   23,557,129

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            SIX MONTHS
                                                               ENDED
                                                            (UNAUDITED)    YEAR ENDED       PERIOD ENDED
                                                              MAY 31,      NOVEMBER 30,      NOVEMBER 30,
                                                               1998            1997             1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $13.33          $11.80           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                         0.07(e)         0.06(e)          0.14
  Net realized and unrealized gain on
  investments and foreign currency                              3.47            1.93             1.66
  Total from investment operations                              3.54            1.99             1.80
 LESS DISTRIBUTIONS
  Distributions from net investment income                        --           (0.09)              --
  Distributions from net realized gain on
  investments and foreign currency transactions                (0.41)          (0.37)              --
  Total distributions                                          (0.41)          (0.46)              --
 NET ASSET VALUE, END OF PERIOD                               $16.46          $13.33           $11.80
 TOTAL RETURN(B)                                               27.31%          17.54%           18.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                      1.85%*          1.91%            1.75%*
  Net investment income                                         0.91%*          0.50%            1.60%*
  Expense waiver/reimbursement(c)                               1.02%*          2.79%           11.10%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                    $41,879         $17,008           $3,318
  Average commission rate paid(d)                            $0.0091         $0.0563          $0.0223
  Portfolio turnover                                              79%            119%              58%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             SIX MONTHS
                                                               ENDED
                                                            (UNAUDITED)      YEAR ENDED     PERIOD ENDED
                                                              MAY 31,       NOVEMBER 30,     NOVEMBER 30,
                                                               1998            1997            1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                          $13.18          $11.74          $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                   0.01(e)        (0.03)(e)        0.01
  Net realized and unrealized gain on investments
  and foreign currency                                           3.42            1.91            1.73
  Total from investment operations                               3.43            1.88            1.74
 LESS DISTRIBUTIONS
  Distributions from net investment income                         --           (0.07)             --
  Distributions from net realized gain on
  investments and foreign currency transactions                 (0.41)          (0.37)             --
  Total distributions                                           (0.41)          (0.44)             --
 NET ASSET VALUE, END OF PERIOD                                $16.20          $13.18          $11.74
 TOTAL RETURN(B)                                                26.77%          16.61%          17.40%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                       2.59%*          2.66%           2.50%*
  Net investment income                                          0.12%*         (0.25)%          0.08%*
  Expense waiver/reimbursement(c)                                1.02%*          2.79%          11.10%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                     $12,013          $5,781          $1,215
  Average commission rate paid(d)                             $0.0091         $0.0563         $0.0223
  Portfolio turnover                                               79%            119%             58%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             SIX MONTHS
                                                               ENDED
                                                            (UNAUDITED)      YEAR ENDED       PERIOD ENDED
                                                              MAY 31,       NOVEMBER 30,      NOVEMBER 30,
                                                               1998            1997             1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $13.15          $11.73           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                  0.01(e)        (0.03)(e)         0.01
  Net realized and unrealized gain on
  investments and foreign currency                              3.43            1.90             1.72
  Total from investment operations                              3.44            1.87             1.73
 LESS DISTRIBUTIONS
  Distributions from net investment income                        --           (0.08)              --
  Distributions from net realized gain on
  investments and foreign currency transactions                (0.41)          (0.37)              --
  Total distributions                                          (0.41)          (0.45)              --
 NET ASSET VALUE, END OF PERIOD                               $16.18          $13.15           $11.73
 TOTAL RETURN(B)                                               26.91%          16.55%           17.30%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                      2.59%*          2.66%            2.50%*
  Net investment income                                         0.18%*         (0.23)%           0.09%*
  Expense waiver/reimbursement(c)                               1.02%*          2.79%           11.06%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                     $2,363            $768             $176
  Average commission rate paid(d)                            $0.0091         $0.0563          $0.0223
  Portfolio turnover                                              79%            119%              58%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated European Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES -- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign-currency-denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset into a closing transaction or by delivery or receipt of the currency. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At May 31, 1998, par value shares ($0.001 per share) authorized were as follows:

                 NUMBER OF PAR VALUE CAPITAL
CLASS NAME            STOCK AUTHORIZED

Class A Shares          100,000,000

Class B Shares          100,000,000

Class C Shares          100,000,000

Total                   300,000,000

Transactions in capital stock were as follows:

                                                   PERIOD ENDED                     YEAR ENDED
                                                   MAY 31, 1998                  NOVEMBER 30, 1997
 CLASS A SHARES                                SHARES        AMOUNT            SHARES         AMOUNT
 Shares sold                                 1,920,875    $ 29,828,960       2,044,836    $ 26,359,674
 Shares issued to shareholders in payment
 of distributions declared                      35,977         481,005          10,569         121,753
 Shares redeemed                              (688,642)    (10,397,882)     (1,060,707)    (14,036,778)
  Net change resulting from
  Class A Share transactions                 1,268,210    $ 19,912,083         994,698    $ 12,444,649

                                                    PERIOD ENDED                      YEAR ENDED
                                                    MAY 31, 1998                  NOVEMBER 30, 1997
 CLASS B SHARES                               SHARES          AMOUNT            SHARES        AMOUNT
 Shares sold                                  864,817     $  12,967,837        658,177    $  8,379,795
 Shares issued to shareholders in payment
 of distributions declared                     13,018           171,961          4,112          47,162
 Shares redeemed                             (574,923)       (8,538,328)      (327,141)     (4,302,291)
  Net change resulting from
  Class B Share transactions                  302,912     $   4,601,470        335,148    $  4,124,666

                                                  PERIOD ENDED                       YEAR ENDED
                                                  MAY 31, 1998                    NOVEMBER 30, 1997
 CLASS C SHARES                               SHARES         AMOUNT            SHARES        AMOUNT
 Shares sold                                  443,611    $    6,696,989        357,054    $  4,565,199
 Shares issued to shareholders in payment
 of distributions declared                      1,522            20,072            643           7,385
 Shares redeemed                             (357,500)       (5,356,318)      (314,313)     (4,073,949)
  Net change resulting from
  Class C Share transactions                   87,633    $    1,360,743         43,384    $    498,635
   Net change resulting
   from share transactions                  1,658,755    $   25,874,296      1,373,230    $ 17,067,950

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                        PERCENTAGE OF AVERAGE
SHARE CLASS NAME      DAILY NET ASSETS OF CLASS
Class A Shares                 0.25%
Class B Shares                 0.75%
Class C Shares                 0.75%

Class A Shares did not incur a distribution services fee for the period ended May 31, 1998, and has no present intention of paying or accruing the distribution services fee.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational expenses of $42,822 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended May 31, 1998, the Fund paid $5,508 pursuant to this agreement.

GENERAL -- Certain Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1998, were as follows:

PURCHASES           $46,894,224
SALES               $25,835,955

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1998, the diversification of countries was as follows:

 COUNTRY                         PERCENTAGE OF NET ASSETS
 United Kingdom                       21.6%
 France                               16.1%
 Italy                                10.9%
 Germany                              9.9%
 Spain                                7.0%
 Switzerland                          6.9%
 Netherlands                          6.9%
 Sweden                               3.8%
 Finland                              3.6%
 Poland                               2.1%
 Norway                               1.9%
 Portugal                             1.5%
 Ireland                              0.9%
 Belgium                              0.6%
 Croatia                              0.5%
 Greece                               0.3%
 Turkey                               0.1%

DIRECTORS

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

William J. Copeland

James E. Dowd, Esq.

Lawrence D. Ellis, M.D.

Richard B. Fisher

Edward L. Flaherty, Jr., Esq.

Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 981487861
Cusip 981487853
Cusip 981487846
G01742-02 (7/98)

[Graphic]


[Graphic]
Federated Investors

Federated International Small Company Fund

2ND SEMI-ANNUAL REPORT
MAY 31, 1998

ESTABLISHED 1996

PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

Federated International Small Company Fund was created in 1996, and I am pleased to present its second Semi-Annual Report. This stock fund offers investors ownership in small companies outside the United States. These types of growth opportunities are very attractive. Professional and experienced management in international equities is very important.

This report covers the first half of the fund's fiscal year, which is the six-month period from December 1, 1997 through May 31, 1998. It begins with a discussion with the fund's portfolio manager, Tracy Stouffer, Vice President of Federated Global Research Corp. Following her discussion, which covers international economic and market conditions and the fund's strategy, are two additional items of shareholder interest. First is a complete listing of the fund's diversified international stock holdings, and second is the publication of the fund's financial statements.

This fund is managed to provide shareholders with significant long-term growth opportunities from a well-researched $419-million portfolio embracing more than 200 small-cap stocks in 26 countries across three continents.* This broad diversification is a hallmark of successful international investing.**

During the six-month reporting period ended May 31, 1998, the fund delivered very attractive total return performance that far eclipsed that of its benchmark index, and the average international small company fund tracked by Lipper Analytical Services, Inc. The fund's positions in Europe and its broad diversification across many stock issues helped the net asset value for each class of shares to increase by over 38%. Individual share class total return performance follows.+

                   TOTAL RETURN     NET ASSET VALUE INCREASE
 Class A Shares       39.51%      $14.25 to $19.88 = 39.51%
 Class B Shares       38.88%      $14.07 to $19.54 = 38.88%
 Class C Shares       38.90%      $14.06 to $19.53 = 38.90%

* Small-cap stocks have historically experienced greater volatility than average.

** Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

+ Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price, for Class A, B, and C Shares were 31.83%, 33.40%, and 37.91%, respectively.

This international small company fund's record of strong returns has continued since the fund began operation on February 28, 1996. However, it is important to remember that the true measure of this fund's performance is clearly in years rather than months. There will inevitably be periods of negative short-term fluctuation, as well as the highly positive returns we have experienced since the fund's inception. These positive results have occurred as the investment selections move freely around the globe, from Asia to Europe, for example.

In this investment environment, I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.++

Thank you for your confidence in Federated International Small Company Fund. Please review this report and familiarize yourself with the fund's strategy and holdings. We will continue to keep you up-to-date on the details of your investment on a regular basis. We appreciate the fact that you have entrusted a portion of your wealth to the fund.

Sincerely,

[Graphic]

Richard B. Fisher
President
July 15, 1998

++ Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to invest in periods of low price levels.

INVESTMENT REVIEW

[Graphic]

Tracy Stouffer
Vice President
Federated Global
Research Corp.

[Graphic]

WHAT IS YOUR REVIEW OF THE SIX-MONTH REPORTING PERIOD, WHICH SAW
INTERNATIONAL SMALL-CAP STOCKS COME BACK FROM A NEGATIVE YEAR AND, THANKS TO EUROPE, DELIVER A POSITIVE DOUBLE-DIGIT TOTAL RETURN?

For the six-month reporting period ended May 31, 1998, the Asian and Latin American markets, as measured in U.S. dollars by the Morgan Stanley Capital International Small Cap Index,* continued to experience heavy losses in the following countries: Singapore returned (42.70%), Malaysia returned (34.30%), Hong Kong returned (32.30%), and New Zealand returned (19.70%). In contrast, the Morgan Stanley Capital International World, ex-U.S. Small Cap Index* had the best regional return of 28.10%, followed by the Nordic countries which returned 18.00%. Every country in the Morgan Stanley Capital International World, ex-U.S. Small Cap Index posted double-digit gains, with Italy leading with a 69.40% total return for the six-month reporting period ended May 31, 1998.

[Graphic]

HOW WELL DID THE FUND PERFORM COMPARED TO THE OVERALL INTERNATIONAL SMALL-CAP STOCK MARKET?

For the six-month reporting period ended May 31, 1998, the fund's total returns, based on net asset value, were 39.51%, 38.88%, and 38.90% for Class A, B, and C Shares, respectively.** These returns contrasted sharply with the 12.83% return of the small-cap international market, as represented by the FT/S&P-Actuaries World, ex-U.S., Medium-Small Cap Index.* The fund also significantly outperformed the 22.78% return of the 33 small company international funds tracked by Lipper Analytical Services, Inc.+ It was undoubtedly a good reporting period, and the fund's investments were in the right places at the right times.

* The Morgan Stanley Capital International Small Cap Index tracks small-cap stock performance worldwide by defining a consistent market capitalization range across 23 developed markets. The Morgan Stanley Capital International World, ex-U.S. Small Cap Index tracks small-cap stock performance by defining a consistent market capitalization range across 22 developed markets outside of the U.S. The FT/S&P-Actuaries World, ex-U.S., Medium-Small Cap Index is a total return, market cap-weighted, index of 1,092 companies from 25 countries. Indices are unmanaged and investments cannot be made in an index.

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period based on offering price for Class A, B, and C Shares were 31.83%, 33.40%, and 37.91%, respectively.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

[Graphic]

WHAT PORTFOLIO HOLDINGS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?

During the six-month reporting period ended May 31, 1998, the fund benefited from many strong returns, led by technology-related holdings such as: COLT TELECOM GROUP PLC (United Kingdom, 0.76% of net assets) which returned 211.2%, DATATEC LTD. (South Africa, 0.46% of net assets) which returned 206.0%, and CGI GROUP INC. (Canada, 1.18% of net assets) which returned 199.9%. The fund's selection of stocks from companies that provide temporary and full-time manpower continued their fourth quarter 1997 gains as follows: CREYF'S NV (Belgium, 1.30% of net assets) returned 190.9%, and ROBERT WALTERS PLC (United Kingdom, 0.71% of net assets) returned 26.80%.

[Graphic]

WHAT STRATEGIES ACCOUNTED FOR THE FUND'S OUTPERFORMANCE?

The fund's performance was achieved by our underweighting the Asian and Latin American markets. As in the U.S., finance and technology sectors in Europe continued to contribute to the markets' gains. The fund's management will continue to search for solid growth companies that are leaders in their respective industries with excellent management.

[Graphic]

WHERE WERE THE FUND'S ASSETS INVESTED AS OF MAY 31, 1998, AND WHAT WERE THE FUND'S TOP TEN HOLDINGS?

The portfolio was well-diversified across the following 24 countries.

                PERCENTAGE
                    OF
 COUNTRY        NET ASSETS
 France            9.88%
 United Kingdom    8.63%
 Sweden            7.61%
 Italy             7.59%
 Germany           7.08%
 Netherlands       6.79%
 Spain             6.52%
 Canada            6.17%
 Norway            5.52%
 Greece            5.45%
 Belgium           5.39%
 Portugal          5.21%
 Ireland           4.22%
 Switzerland       3.65%
 South Africa      3.29%
 Denmark           2.47%
 Finland           1.23%
 Israel            0.96%
 Poland            0.30%
 Egypt             0.29%
 Austria           0.27%
 Brazil            0.18%
 Mexico            0.08%
 India             0.01%

At the end of the reporting period, the fund's top ten holdings were:

                                         PERCENTAGE OF
 NAME                    COUNTRY          NET ASSETS    INDUSTRY
 Corp Fin Reunida         Spain              1.40%      Financial Services
 Ibersol SGPS SA          Portugal           1.33%      Food & Household Products
 Creyf's NV               Belgium            1.30%      Business & Public Services
 TelePizza SA             Spain              1.28%      Food Processing
 Know It AB               Sweden             1.26%      Electronic Components,Instruments
 CGI Group, Inc.          Canada             1.18%      Telecommunications
 Kinnevik AB, Class B     Sweden             1.15%      Multi-Industry
 Matalan PLC              United Kingdom     1.10%      Textiles & Apparel
 Altran Technologies SA   France             1.07%      Telecommunications
 Koenig &                 Germany            1.02%      Machinery & Engineering
 Bauer-Albert AG
   TOTAL PERCENTAGE
   OF NET ASSETS                            12.09%

[Graphic]

AS WE APPROACH MID-YEAR, WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE FUND'S FISCAL YEAR?

Asia will require more time to get its finances in order. Japan still has not taken the necessary and long overdue positive steps towards resurrecting their economy. Other Asian nations are depending on Japan to make the first move. China, in particular, is weighing the possibility of devaluing its currency, the Yuan. The fund's management will continue to look towards Europe for investment opportunities. Three points continue to redefine the European landscape:

* Regulatory changes continue to increase cross-border competition in Europe (i.e., telecommunications, airlines, etc.);

* Each country's own regulatory environment is changing (i.e., France and Italy are relaxing labor laws); and

* Privatization of government-run facilities and services.

We believe that the winds of change will continue to create opportunities for existing companies and entrepreneurs to service those markets more efficiently and profitably. Europeans today, probably more than at any other time, have more access to goods and services as a result of having better economic environments. For example, witness the growth in the number of initial public offerings of securities that are being made available only to Europeans and not to investors outside of Europe. This, we believe, will allow its citizens to be a part of the booming capital markets, thereby enabling them to share in the gains of small company stocks.

FEDERATED INTERNATIONAL SMALL COMPANY FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)


                                                                                VALUE IN
    SHARES                                                                    U.S. DOLLARS
 COMMON STOCKS -- 96.5%
                          AEROSPACE & MILITARY TECHNOLOGY -- 0.5%
               125,000 (a)Virgin Express Holdings, ADR                        $ 2,156,250
                          APPLIANCES & HOUSEHOLD DURABLES -- 0.4%
                46,293    Beter Bed Holding NV                                  1,664,297
                          AUTOMOBILE -- 2.2%
                21,000    Athlon Groep                                          3,748,788
                72,000    Haldex AB                                             1,041,787
                17,500    Kiekert AG                                            1,105,857
               178,900 (a)Spectra Premium Industries                            2,578,694
                11,300 (a)W.E.T. Automotive Systems                               753,650
                            Total                                               9,228,776
                          BANKING -- 6.1%
               930,000    Anglo Irish Bank Corp. PLC                            2,551,870
               196,300    Banca Popolare di Novara                              1,875,904
               105,000    Banca Populare di Brescia                             2,171,075
               161,000    Banco Mello SA                                        2,244,216
                39,400    Banco Pastor SA                                       2,183,834
                96,000    Banco de Valencia SA                                  2,869,548
                 1,400    Bank Sarasin & Cie                                    2,535,403
                24,400    Bergensbanken ASA                                       213,725
             1,400,000 (a)Business Bank Ltd.                                      978,280
                23,500    HDFC Bank Ltd.                                           39,016
                39,500    Kempen & Co. NV                                       2,793,019
                39,725    Natl. Mortgage Bk.                                    2,842,993
               115,000 (a)Pierwszy Polsko-Amerykanski Bank SA                     428,244
                   600    Vernwaltungs und Privat Bank                          1,812,352
                            Total                                              25,539,479

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                VALUE IN
    SHARES                                                                    U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                          BEVERAGES -- 1.3%
                15,700 (a)Belvedre SA                                       $   3,214,524
                86,700    UNICER-Uniao Cervejeira SA                            1,983,681
                            Total                                               5,198,205
                          BROADCASTING & PUBLISHING -- 1.0%
               177,700 (a)Atlantis Communications, Inc.                         1,829,570
               400,000 (a)Lions Gate Entertainment Corp.                        1,015,856
                50,000 (a)Xeikon N.V., ADR                                      1,209,375
                                 Total                                          4,054,801
                          BUILDING MATERIALS & COMPONENTS -- 1.2%
                 1,064    Bien-Haus                                               387,614
                47,500    Rinol AG                                              1,996,637
               174,000    Yit Yhytyma                                           2,662,954
                            Total                                               5,047,205
                          BUSINESS & PUBLIC SERVICES -- 5.5%
                54,000    ADB-Gruppen Mandator                                  1,998,137
                48,000    Admiral PLC                                             964,301
               337,000    Capita Group PLC                                      2,988,794
                20,800    Creyf's NV                                            5,427,562
                59,000    Delta Informatics                                     2,594,258
                62,500    Diagonal PLC                                          1,105,030
               250,000    Guardian IT                                           2,215,165
               120,000 (a)Informission Group                                    1,276,683
                62,744    LCI Computer Group                                    1,042,067
             1,300,000    Locazione Attrezature SPA                             2,255,404
                 3,910    Publicitas Holding SA                                 1,245,710
                            Total                                              23,113,111
                          CONSTRUCTION & HOUSING -- 2.2%
                 5,295    Finpro                                                   28,990

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                VALUE IN
    SHARES                                                                    U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                          CONSTRUCTION & HOUSING -- CONTINUED
               695,000    Immobiliare Metanopoli                             $    909,272
               241,000    Jarvis PLC                                            3,011,235
               465,000    Kingspan Group                                        2,136,151
               104,200    Mota & Companhia                                      1,825,568
                63,500    Ulstein Holding ASA                                   1,339,965
                            Total                                               9,251,181
                          CONSUMER SERVICES -- 0.4%
                32,000         Falck A/S                                        1,812,324
                          DATA PROCESSING & REPRODUCTION -- 3.8%
                77,500 (a)C/TAC NV                                              1,969,245
                23,000 (a)Formula Systems (1985) Ltd.                             969,296
                77,500 (a)IONA Technologies PLC, ADR                            2,383,125
                67,000    Infowave Wireless Messaging, Inc.                       144,862
                 9,200 (a)Intentia International AB                               356,271
                60,000    Intrasoft SA                                          3,995,734
               217,500    Merkantildata ASA                                     3,045,329
               153,500 (a)Micro Focus Group PLC                                 1,416,521
                69,800    Protect Datasakerhet AB                               1,442,793
                            Total                                              15,723,176
                          DRUGS -- 0.3%
                40,000 (a)Biovail Corp. International                           1,357,500
                          ELECTRICAL & ELECTRONICS -- 2.8%
                34,000 (a)Algol                                                   831,627
               101,000    FI Group PLC                                          2,804,378
               493,800 (a)Sensonor ASA                                          2,523,099
                13,630    Simac Techniek                                        2,795,741
               148,500 (a)Toolex Alpha NV                                       2,702,618
                            Total                                              11,657,463

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                VALUE IN
    SHARES                                                                    U.S. DOLLARS
COMMON STOCKS -- CONTINUED
                          ELECTRONIC COMPONENTS, INSTRUMENTS -- 18.1%
                 6,050 (a)ARM Holdings PLC, ADR                             $     214,775
               252,500 (a)Agresso Group                                         1,156,120
                52,000    Artwork Systems Group N.V.                              988,000
                19,000 (a)Augusta Beteilingungs-AG                              1,554,715
                14,120    Azkoyen SA                                            2,180,191
                40,000 (a)BCO Technologies                                        127,215
                54,000    Cie des Signaux SA                                    4,198,696
               325,000 (a)Computer Configurations Holdings                      1,734,797
                13,975    Computer Configurations Holdings, Rights                 24,413
                12,460    Decan                                                 2,436,604
                74,500    EDB Gruppen A/S                                       3,287,780
                49,000 (a)Eidos PLC                                               910,361
                29,250    Enea                                                  2,317,667
               175,000    Entra Data AB                                         3,561,494
               200,000 (a)Frontec AB, Class B                                   2,181,874
                56,500 (a)Gruppo Formula                                        1,606,940
                55,000 (a)Guide Konslut AB                                        996,517
                82,500    ICT Automatisering                                    2,051,167
               134,000    Incap Oy                                              2,223,738
               140,000 (a)Intelligent Detection Systems                           562,153
               157,800 (a)Know It                                               5,275,235
                   381 (a)Kudelski SA                                           2,918,900
                48,250 (a)Licenergy A/S                                         2,697,156
                50,000    London Bridge Software Holdings                         959,564
               550,000    Lynx Group                                            2,003,244
               115,000 (a)Melexis NV                                            2,242,500
               100,000 (a)Provida ASA                                           2,229,625
                 8,056 (a)Real Software                                         2,463,441

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                VALUE IN
    SHARES                                                                    U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                          ELECTRONIC COMPONENTS, INSTRUMENTS -- CONTINUED
                41,400    Resco AB, Class B                                  $  1,368,150
                 7,210    Sartorius AG-Vorzug                                   3,636,822
                 5,310    Sopra SA                                              1,757,279
                72,130    Sysware                                               3,086,620
                43,200 (a)Titus Interactive                                     3,588,568
                 4,250    Topcall International AG                              1,123,900
                23,530 (a)Transiciel SA                                         2,359,686
               121,000 (a)Unit 4                                                3,910,892
                            Total                                              75,936,799
                          ENERGY SOURCES -- 0.6%
                62,000 (a)Vetsus Wind Systems A/S                               2,553,730
                          FINANCIAL SERVICES -- 5.0%
                32,000    Amsterdam Options Traders NV                          1,922,180
             1,564,500 (a)Aquila Growth Ltd.                                    1,275,432
               405,000    Corp Fin Reunida                                      5,852,524
               472,000    DBS Management PLC                                    1,857,913
               133,100    FBC Holdings Ltd.                                       878,394
             3,100,000    Fishers International PLC                             1,886,054
                20,900    ICICI Banking Corp.                                      20,749
               173,700    M-Web Holdings Ltd.                                     773,776
                   441    Nuernberger Beteiligungs AG                             585,776
                17,000 (a)Perigee, Inc.                                           254,959
               396,000 (a)Theta Group Ltd.                                      1,940,837
                26,000    Van der Moolen Holding NV                             1,881,107
                 1,150    Vontobel Hldgs. AG                                    1,630,105
                            Total                                              20,759,806
                          FOOD & HOUSEHOLD PRODUCTS -- 3.0%
               130,000 (a)Blue Square Chain Stores Properties & Investments     1,608,013

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                VALUE IN
    SHARES                                                                    U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                          FOOD & HOUSEHOLD PRODUCTS -- CONTINUED
               900,000    Fyffes                                             $  2,289,869
                49,900 (a)Ibersol SGPS SA                                       5,551,426
                26,700 (a)Leon De Bruxelles                                     2,963,196
                            Total                                              12,412,504
                          FOOD PROCESSING -- 4.4%
               286,000 (a)Autogrill SPA                                         2,090,500
                 9,930 (a)Azucarera Ebro Agricolas, SA                            256,195
                63,000    Goody's SA                                            1,815,062
                59,100 (a)Kamps AG                                              1,854,897
                42,753    Royal Canin                                           2,651,786
                19,346 (a)Saveurs de France                                       753,404
               531,400 (a)TelePizza SA                                          5,347,311
                76,248    Viscofan Envoltura                                    3,521,848
                            Total                                              18,291,003
                          FOREST PRODUCTS & PAPER -- 1.0%
                69,000    Corticeira Amorim SA                                  1,495,976
                69,000    Unipapel, SA                                          2,454,042
                            Total                                               3,950,018
                          HEALTH & PERSONAL CARE -- 2.5%
                   870 (a)Carson Holdings                                           1,858
               295,000    Corporativo Fragua SA                                   334,467
                52,000 (a)Innogenetics NV                                       3,274,440
               140,000    Nobel Biocare                                         2,107,869
                19,500 (a)Nocibe SA                                             1,450,359
                53,000    Rilken SA                                             1,017,391
                18,720    Sarantis SA                                             376,857
               125,000    Scholl PLC                                            1,031,021
                53,700 (a)Transgene, ADR                                          966,600
                            Total                                              10,560,862

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                VALUE IN
    SHARES                                                                    U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                          HOUSEHOLD APPLIANCES -- 2.0%
               175,000    Ekornes ASA                                        $  1,730,282
                 3,000    Keramik Holding                                       1,721,228
               152,000    Merloni Elettrodom                                    1,149,079
               607,000    Pagnossin                                             3,836,046
                            Total                                               8,436,635
                          INDUSTRIAL COMPONENTS -- 0.9%
               105,700    Liraz Systems                                         1,446,281
                 6,800    Penauille Polyservices                                2,159,452
                            Total                                               3,605,733
                          INSURANCE -- 0.8%
                88,000 (a)Mundial Confianca                                     2,710,101
                84,000    Vittoria Assicurazioni                                  477,816
                            Total                                               3,187,917
                          LEISURE & TOURISM -- 2.4%
               100,000    Alliance Communications Corp.                         1,904,729
               640,000    CIGA Hotels                                             782,708
                28,000 (a)Infogrames Entertainment                              1,769,012
                15,000 (a)Kinepolis                                             1,019,299
                97,000 (a)Nelvana Ltd.                                          2,213,776
               150,000 (a)Royal Olympic Cruise Lines, ADR                       1,968,750
               778,500    Tourism Investment Corp.                                309,774
                            Total                                               9,968,048
                          MACHINERY & ENGINEERING -- 3.1%
                23,000    AGIE Charmilles Holding AG                            2,398,583
                35,000 (a)Deutsche Babcock AG                                   2,442,203
               695,000    Interpump Group SPA                                   3,751,734
                15,429    Koenig & Bauer-Albert AG                              4,280,429
                25,875    PT Komatsu Indonesia                                      2,175
                            Total                                              12,875,124

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                VALUE IN
    SHARES                                                                    U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                          MANUFACTURING -- 2.7%
               500,000    Barlow Group PLC                                   $    593,670
                89,000    DataTec Ltd.                                          1,934,820
                72,200 (a)Dorel Industries, Inc.                                2,428,307
                26,300    Samas Groep NV                                        1,955,123
               135,800    Tomra Systems ASA                                     4,217,335
                            Total                                              11,129,255
                          MEDIA -- 3.0%
             9,914,600 (a)African Media Entertainment Ltd.                      2,886,683
                 8,393 (a)EM TV                                                 3,970,123
                 3,100    Edipresse SA                                          1,033,682
               993,500 (a)MMW Technology Holdings Ltd.                          1,041,344
               128,500 (a)Modern Times Group, Class B                           1,467,438
                 8,000    Publicis SA                                           1,182,016
               200,000 (a)Salter Street Films Ltd.                                940,353
                            Total                                              12,521,639
                          MINING -- 0.7%
               720,000 (a)Petrolia Drilling ASA                                 2,904,883
                          MISCELLANEOUS MATERIALS & COMMODITIES -- 0.6%
                17,879 (a)Serp Recyclage                                        2,342,827
                          MULTI-INDUSTRY -- 2.4%
                65,000    Italmobilaire                                         2,377,418
               132,000    Kinnevik AB, Class B                                  4,825,386
               350,000    Robert Walters PLC                                    2,961,175
                            Total                                              10,163,979
                          PHARMACEUTICALS -- 0.3%
               100,000    Galen Holdings                                          792,151
                13,000 (a)ICON PLC, ADR                                           331,500
                            Total                                               1,123,651

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                VALUE IN
    SHARES                                                                    U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                          PUBLISHING -- 1.2%
             1,500,000 (a)Monrif                                            $   1,595,563
             1,053,000    Poligrafici Editoriale                                3,354,266
                            Total                                               4,949,829
                          REAL ESTATE -- 1.4%
               192,200    Boardwalk Equities, Inc.                              2,902,327
               145,000    Mundicenter Sociedade Imobil                          2,564,194
                37,500 (a)Sponda Oyj                                              242,011
                            Total                                               5,708,532
                          RECREATION, OTHER CONSUMER GOODS -- 1.7%
                67,700    Aldeasa                                               2,613,296
               275,000    First Leisure Corp.                                   1,805,614
                90,000 (a)Folli-Follie                                          2,864,643
                            Total                                               7,283,553
                          TELECOMMUNICATIONS -- 6.7%
                21,844    Altran Technologies SA                                4,472,489
               240,000 (a)CGI Group, Inc.                                       4,958,473
                97,500 (a)Colt Telecom Group PLC                                3,169,012
               115,000 (a)Esat Telecom Group PLC, ADR                           3,450,000
                57,000 (a)Esprit Telecom Group PLC, ADR                           997,500
                37,800 (a)Global TeleSystems Group, Inc., ADR                   1,448,213
               214,550 (a)ITG Group                                             1,026,744
                52,000 (a)MetroNet Communications Corp., Class B                1,463,381
                 2,000    MobilCom AG                                           1,579,375
                26,200 (a)Omnicom SA                                            3,087,247
                23,600    Telinfo SA                                            2,322,153
                            Total                                              27,974,587
                          TEXTILES & APPAREL -- 2.6%
               226,850    Klonatex I.C.S.T. & T.S.A.                            2,240,586
             1,000,000    Matalan                                               4,605,909

FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                VALUE IN
    SHARES                                                                    U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                          TEXTILES & APPAREL -- CONTINUED
                56,190 (a)Oriental Weavers                                    $ 1,202,948
               257,800 (a)Simint SPA                                            2,690,916
                            Total                                              10,740,359
                          TRANSPORTATION - AIRLINES -- 0.3%
                35,000 (a)Ryanair Holdings PLC, ADR                             1,229,375
                          TRANSPORTATION - ROAD & RAIL -- 0.7%
               503,000 (a)Bilspedition AB, Class B                              2,913,784
                          TRANSPORTATION - SHIPPING -- 0.9%
               175,000    (a)Det Sondenfjelds-Norske Dampskibsselskab, Class A
                          3,750,879 WHOLESALE & INTERNATIONAL TRADE -- 0.2%
                78,000 (a)Art Marketing Syndicate SA                              824,463
                95,000    Atlantis-Cristais de Alcobaca, Rights                   217,597
                            Total                                               1,042,060
                            TOTAL COMMON STOCKS (IDENTIFIED COST
                            $317,159,929)                                     404,121,139
PREFERRED STOCKS -- 2.3%
                          CONSTRUCTION & HOUSING -- 0.2%
               197,000    Construtora Sultepa SA, Preference                      633,771
                          MACHINERY & ENGINEERING -- 0.7%
                 9,923    KSB AG, Pfd.                                          3,003,178
                          MULTI-INDUSTRY -- 0.8%
               225,000    Lusomundo Sociedade Gestora de                        3,202,847
                          Participacoes Sociais SA, Pfd.
                          TEXTILES & APPAREL -- 0.0%
                47,200    Confeccoes Guararapes SA, Pfd.                          131,329
           115,000,000(a) Texpar SA, Preference                                     1,000
                            Total                                                 132,329
                          TRANSPORTATION - ROAD & RAIL -- 0.6%
                19,600    Sixt AG, Pfd.                                         2,482,612
                          TOTAL PREFERRED STOCKS (IDENTIFIED COST $8,145,532)   9,454,737

FEDERATED INTERNATIONAL SMALL COMPANY FUND



    PRINCIPAL                                                                  VALUE IN
     AMOUNT                                                                   U.S. DOLLARS
 (B)REPURCHASE AGREEMENT -- 0.1%
    $          310,000    BT Securities Corp., 5.57%, dated 5/29/1998,
                          due 6/1/1998 (AT AMORTIZED COST)                   $    310,000
                            TOTAL INVESTMENTS (IDENTIFIED COST
                            $325,615,461)(C)                                 $413,885,876

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $325,615,461. The net unrealized appreciation of investments on a federal tax basis amounts to $88,270,415 which is comprised of $94,442,632 appreciation and $6,172,217 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($418,569,539) at May 31, 1998.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt
AG -- Aktiengesellschaft
PLC -- Public Limited Company
SA -- Support Agreement
SPA -- Standby Purchase Agreement

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax               $          413,885,876
 cost $325,615,461)
 Cash denominated in foreign currency (at identified cost                                1,094,851
 $1,095,138)
 Income receivable                                                                         345,480
 Receivable for investments sold                                                         8,947,019
 Receivable for shares sold                                                              4,827,926
 Receivable for foreign currency exchange contracts sold                                     5,351
 Deferred organizational costs                                                              33,425
   Total assets                                                                        429,139,928
 LIABILITIES:
 Payable for investments purchased                                $8,346,444
 Payable for shares redeemed                                       1,136,450
 Payable for taxes withheld                                           29,372
 Payable to bank                                                     768,371
 Accrued expenses                                                    289,752
   Total liabilities                                                                    10,570,389
 NET ASSETS for 21,265,473 shares outstanding                                $         418,569,539
 NET ASSETS CONSIST OF:
 Paid in capital                                                             $         306,016,986
 Net unrealized appreciation of investments and translation of assets and liabilities
 in foreign currency                                                                    88,229,711
 Accumulated net realized gain on investments and foreign                               26,188,543
 currency transactions
 Accumulated net investment operating loss                                              (1,865,701)
   Total Net Assets                                                          $         418,569,539
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($175,983,281 / 8,851,989 shares                                 $19.88
 outstanding)
 Offering Price Per Share (100/94.50 of $19.88)*                                            $21.04
 Redemption Proceeds Per Share                                                              $19.88
 CLASS B SHARES:
 Net Asset Value Per Share ($192,289,819 / 9,838,515 shares                                 $19.54
 outstanding)
 Offering Price Per Share                                                                   $19.54
 Redemption Proceeds Per Share (94.50/100 of $19.54)**                                      $18.47
 CLASS C SHARES:
 Net Asset Value Per Share ($50,296,439 / 2,574,969 shares                                  $19.53
 outstanding)
 Offering Price Per Share                                                                   $19.53
 Redemption Proceeds Per Share (99.00/100 of $19.53)**                                      $19.33

* See "Investing in the Fund" in the Prospectus.

** See "Investing in the Fund" and "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $241,535)                  $     1,667,012
 Interest                                                                       100,166
    Total income                                                              1,767,178
 EXPENSES:
 Investment advisory fee                                $1,895,837
 Administrative personnel and services fee                 114,404
 Custodian fees                                            217,301
 Transfer and dividend disbursing agent fees and           191,551
 expenses
 Directors' fees                                             1,274
 Auditing fees                                               9,833
 Legal fees                                                  2,912
 Portfolio accounting fees                                  57,961
 Distribution services fee -- Class B Shares               542,645
 Distribution services fee -- Class C Shares               132,729
 Shareholder services fee -- Class A Shares                154,042
 Shareholder services fee -- Class B Shares                180,882
 Shareholder services fee -- Class C Shares                 44,243
 Share registration costs                                   52,605
 Printing and postage                                       29,004
 Insurance premiums                                          2,366
 Taxes                                                       3,290
    Total expenses                                       3,632,879
        Net operating loss                                                   (1,865,701)
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on investments and foreign currency
 transactions (net of
 foreign taxes withheld of $8,318)                                           29,088,540
 Net change in unrealized appreciation of investments
 and translation of assets
 and liabilities in foreign currency                                         77,254,387
    Net realized and unrealized gain on investments and
    foreign currency transactions                                           106,342,927
        Change in net assets resulting from operations                  $   104,477,226

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                   SIX MONTHS
                                   ENDED YEAR
                                                                      (UNAUDITED)        ENDED
                                                                        MAY 31,       NOVEMBER 30,
                                                                          1998            1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net operating loss                                                 $    (1,865,701) $   (2,060,106)
 Net realized gain (loss) on investments and foreign currency transactions ($29,088,540 and $(2,291,612), respectively,
 as computed for federal tax purposes)                                   29,088,540      (4,892,895)
 Net change in unrealized appreciation of investments and
 translation of assets and liabilities in foreign currency               77,254,387       8,258,008
   Change in net assets resulting from operations                       104,477,226       1,305,007
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                           153,779,621     238,766,808
 Cost of shares redeemed                                                (79,745,481)    (36,173,268)
   Change in net assets resulting from share transactions                74,034,140     202,593,540
     Change in net assets                                               178,511,366     203,898,547
 NET ASSETS:
 Beginning of period                                                    240,058,173      36,159,626
 End of period                                                      $   418,569,539 $   240,058,173

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                SIX MONTHS
                                                                   ENDED
                                                                (UNAUDITED)         YEAR ENDED
                                                                  MAY 31,          NOVEMBER 30,
                                                                   1998          1997        1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                             $14.25       $12.26        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                               (0.05)       (0.11)        (0.02)
  Net realized and unrealized gain on investments and
  foreign currency transactions                                     5.68         2.10          2.28
  Total from investment operations                                  5.63         1.99          2.26
 NET ASSET VALUE, END OF PERIOD                                   $19.88       $14.25        $12.26
 TOTAL RETURN(B)                                                   39.51%       16.23%        22.60%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                          1.95%*       2.12%         1.97%*
  Net operating loss                                               (0.76%)*     (1.08%)       (0.48%)*
  Expense waiver/reimbursement(c)                                     --         0.21%         3.38%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                       $175,983      $91,707       $16,399
  Average commission rate paid(d)                                $0.0082      $0.0006       $0.0006
  Portfolio turnover                                                 166%         286%          174%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                SIX MONTHS
                                                                   ENDED
                                                                (UNAUDITED)        YEAR ENDED
                                                                  MAY 31,          NOVEMBER 30,
                                                                   1998         1997         1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                             $14.07       $12.20        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                               (0.11)       (0.12)        (0.04)
  Net realized and unrealized gain on investments and
  foreign currency transactions                                     5.58         1.99          2.24
  Total from investment operations                                  5.47         1.87          2.20
 NET ASSET VALUE, END OF PERIOD                                   $19.54       $14.07        $12.20
 TOTAL RETURN(B)                                                   38.88%       15.33%        22.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                          2.70%*       2.87%         2.72%*
  Net operating loss                                               (1.56%)*     (1.81%)       (1.61%)*
  Expense waiver/reimbursement(c)                                     --         0.17%         3.38%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                       $192,290     $120,939       $16,721
  Average commission rate paid(d)                                $0.0082      $0.0006       $0.0006
  Portfolio turnover                                                 166%         286%          174%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 SIX MONTHS
                                                                   ENDED
                                                                (UNAUDITED)        YEAR ENDED
                                                                  MAY 31,         NOVEMBER 30,
                                                                    1998         1997        1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                              $14.06      $12.19        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                (0.10)      (0.12)        (0.05)
  Net realized and unrealized gain on investments and
  foreign currency transactions                                      5.57        1.99          2.24
  Total from investment operations                                   5.47        1.87          2.19
 NET ASSET VALUE, END OF PERIOD                                    $19.53      $14.06        $12.19
 TOTAL RETURN(B)                                                    38.90%      15.34%        21.90%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                           2.70%*      2.87%         2.72%*
  Net operating loss                                                (1.52%)*    (1.85%)       (1.58%)*
  Expense waiver/reimbursement(c)                                      --        0.17%         3.38%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                         $50,296     $27,412        $3,040
  Average commission rate paid(d)                                 $0.0082     $0.0006       $0.0006
  Portfolio turnover                                                  166%        286%          174%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International Small Company Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares:
Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

   At May 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $2,291,612, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2005.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

   FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At May 31, 1998, par value shares ($0.001 per share) authorized were as follows:

                                      NUMBER OF PAR VALUE
 SHARE CLASS NAME                   CAPITAL STOCK AUTHORIZED
 Class A Shares                            100,000,000
 Class B Shares                            100,000,000
 Class C Shares                            100,000,000
   Total                                   300,000,000

Transactions in capital stock were as follows:

                               PERIOD ENDED                 YEAR ENDED
                               MAY 31, 1998             NOVEMBER 30, 1997
 CLASS A SHARES           SHARES         AMOUNT       SHARES         AMOUNT
 Shares sold              5,968,368 $ 100,565,679     6,748,444  $  98,446,634
 Shares redeemed         (3,549,749)  (59,396,390)   (1,652,514)   (23,754,721)
  Net change resulting
  from Class A Share
  transactions            2,418,619 $  41,169,289     5,095,930  $  74,691,913
                                 PERIOD ENDED               YEAR ENDED
                                 MAY 31, 1998            NOVEMBER 30, 1997
 CLASS B SHARES             SHARES         AMOUNT      SHARES        AMOUNT
 Shares sold              2,289,866 $  39,552,388     7,830,646  $ 112,172,634
 Shares redeemed         (1,049,284)  (17,401,923)     (603,585)   (8,739,869)
  Net change resulting
  from Class B Share
  transactions            1,240,582 $  22,150,465     7,227,061  $ 103,432,765
                                 PERIOD ENDED                YEAR ENDED
                                 MAY 31, 1998             NOVEMBER 30,1997
 CLASS C SHARES              SHARES        AMOUNT      SHARES        AMOUNT
 Shares sold                812,631 $  13,661,554     1,957,983  $  28,147,540
 Shares redeemed           (187,737)   (2,947,168)     (257,229)    (3,678,678)
  Net change resulting
  from Class C Share
  transactions              624,894 $  10,714,386     1,700,754  $  24,468,862
   Net change resulting
   from share
   transactions           4,284,095 $  74,034,140    14,023,745  $ 202,593,540

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                             PERCENTAGE OF
                           AVERAGE DAILY NET
    SHARE CLASS NAME        ASSETS OF CLASS
    Class A Shares               0.25%
    Class B Shares               0.75%
    Class C Shares               0.75%

   Class A Shares did not incur a distribution services fee for the period ended May 31, 1998, and has no present intention of paying or accruing the distribution services fee.

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   ORGANIZATIONAL EXPENSES -- Organizational and start-up administrative service expenses of $47,932 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended May 31, 1998, the Fund expensed $6,064 of organizational and start-up administrative service expenses.

   GENERAL -- Certain Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1998, were as follows:

 PURCHASES                             $ 582,124,042
 SALES                                 $ 511,686,935

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1998, the diversification of countries was as follows:

                                PERCENTAGE OF
 COUNTRY                          NET ASSETS
 France                               9.88%
 United Kingdom                       8.63%
 Sweden                               7.61%
 Italy                                7.59%
 Germany                              7.08%
 Netherlands                          6.79%
 Spain                                6.52%
 Canada                               6.17%
 Norway                               5.52%
 Greece                               5.45%
 Belgium                              5.39%
 Portugal                             5.21%
 Ireland                              4.22%
 Switzerland                          3.65%
 South Africa                         3.29%
 Denmark                              2.47%
 Finland                              1.23%
 Israel                               0.96%
 Poland                               0.30%
 Egypt                                0.29%
 Austria                              0.27%
 Brazil                               0.18%
 Mexico                               0.08%
 India                                0.01%


DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com


Cusip 981487838
Cusip 981487820
Cusip 981487812
G01743-02 (7/98)

[Graphic]



[Graphic]
Federated Investors

Federated Latin American Growth Fund

2ND SEMI-ANNUAL REPORT
MAY 31, 1998

ESTABLISHED 1996

Dear Fellow Shareholder:

Federated Latin American Growth Fund was created in 1996, and I am pleased to present its second Semi-Annual Report. What a difference a year makes! This Latin American growth fund was one of five international equity funds created in 1996. In 1997, the fund's share prices had risen significantly. Then, along came the Asian "contagion." Year-to-date in 1998, the fund's share prices have dropped, not so much due to the securities held in the fund suffering poor earnings, but because Latin American countries are primarily emerging markets.

This report covers the first half of the fund's fiscal year, which is the period from December 1, 1997 through May 31, 1998. It begins with a discussion with the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Research Corp. Following his discussion, which covers international economic and market conditions and fund strategy, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

This Latin American stock fund provides to shareholders significant long-term opportunities from an extremely well-researched $18 million portfolio of approximately 42 securities across 6 Latin American countries. The median market capitalization of companies represented in the fund's portfolio is over $3 billion.*

Periodic volatility is part of international investing, and the Latin American market over the past year was an example. Individual share class total return performance, which was consistent with the market, follows.**

                   TOTAL                NET ASSET
                   RETURN              VALUE CHANGE
 Class A Shares   (12.55%)      $13.39 to $11.71 = (12.5%)
 Class B Shares   (12.84%)      $13.24 to $11.54 = (12.8%)
 Class C Shares   (12.81%)      $13.27 to $11.57 = (12.8%)

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (17.36%), (17.60%), and (13.72%), respectively.

International investing has always been volatile, however, regardless of the investment climate, adding to your account on a regular basis and reinvesting your annual dividends in additional shares is a convenient way to "pay yourself first" and enjoy the benefit of compounding.+

We believe an investment in Federated Latin American Growth Fund is a sound investment. We will continue to keep you up-to-date on the details of your investment on a regular basis.

Sincerely,

[Graphic]

Richard B. Fisher
President

July 15, 1998

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

INVESTMENT REVIEW

[Graphic]
Alexandre de Bethmann
Vice President
Federated Global Research Corp.

[Graphic]
AFTER ALMOST TWO YEARS OF STRONG RETURNS, THE LATIN AMERICAN REGION RECORDED NEGATIVE RETURNS FOR THE FIRST HALF OF THE FUND'S FISCAL YEAR. WHAT ARE YOUR COMMENTS ON THE DIFFICULT AREAS AND BRIGHT SPOTS DURING THE PAST SIX MONTHS?

In our view, the number one factor for the underperformance of the Latin American markets was the overall negative sentiment toward emerging markets. We are living in an environment in which markets do not work on fundamentals, but reflect worries about macro-economic factors in Asia, which spreads concerns throughout the emerging markets universe.

There are some specific factors that affect each of the Latin American economies. In Mexico, for example, the fall in oil prices has caused two budget cuts so far this year. In Brazil, the lack of substantial fiscal deficit improvements is of major concern. Trade deficits are finally increasing throughout the region with the exception of Brazil. When these individual factors are put in the context of non-improving emerging markets and negative investor sentiment, they become more relevant and cause significant fund outflows for the region.

The bright spot -- one that needs to be highlighted -- is that Latin America has continued its trend of controlled inflation, deregulation, and austere economic policy.

[Graphic]
HOW DID FEDERATED LATIN AMERICAN GROWTH FUND PERFORM COMPARED TO THE OVERALL LATIN AMERICAN MARKET DURING THE REPORTING PERIOD?

For the six-month reporting period ended May 31, 1998, the fund delivered total returns, based on net asset value, of (12.55%), (12.84%), and (12.81%) for Class A, B, and C Shares, respectively.* For the same period, the total return of the Morgan Stanley Capital International Latin American-Free Index was (9.10%).**

Over the reporting period, the fund underperformed the index primarily due to security selection within the Brazilian market. The fund was concentrated in public-related issues and did not fully participate in the stronger performance of private-related Brazilian equities. We still anticipate that the public-related issues will outperform the private-related equities for 1998.

[Graphic]
WHY DO YOU THINK THE PUBLIC SECTOR WILL OUTPERFORM THE PRIVATE SECTOR IN BRAZIL?

Privatization of the state-owned companies to a strategic operator should result in significant efficiency improvements through sizable reduction in employees, implementation of professional management practices, and technology investment. Expense reduction is also an important source of margin improvement, as the former bureaucratic procedures should be replaced by private sector practices.

* Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (17.36%), (17.60%), and (13.72%), respectively.

** Morgan Stanley Capital International Latin American-Free Index is a market value-weighted average of the performance of securities listed on the stock exchanges of seven countries in the Latin American region. This index is unmanaged, and investments cannot be made in an index.

[Graphic]
HAS THE ECONOMIC TURMOIL IN ASIA UNDERMINED LATIN AMERICAN EXPORTS TO THE
REGION?

The country most affected by the decrease in Asian demand is Chile, because 30% of its exports go to this region. The other countries' exports do not rely significantly on Asia and have not been hurt so far. The Asian effect on Latin America is more important in terms of increased Asian exports that compete against Latin American production. This effect has not been fully felt yet in Latin America, as local production has been protected mainly by logistic barriers. This effect has been most significant on steel and pulp and paper companies. Cement producers have been relatively protected as well. Mexican auto-parts producers, which export to the U.S., have been protected by NAFTA and long-term contracts, but may face pressure going forward.

[Graphic]
ARE EARNINGS EXPECTATIONS BEING LOWERED?

Overall in the region, there have not been downward earnings revisions. Gross Domestic Product growth in Mexico and Argentina has continued throughout this year with figures above 6% that are not expected to decrease. For this reason, no earnings revisions have been made so far for 1998. In Brazil, earnings were reduced at the end of last year, and faster-than-expected interest rate reduction should lead to slightly higher-than-expected earnings for the second half of 1998. In Chile, earnings should be affected by lower exports, commodity prices, and internally increased interest rates. In Peru, the economy is recovering significantly with the end of El Ni-o. Venezuela's earnings have been reduced due to the political and currency risk. In Colombia, recovery will probably not be seen until 1999.

[Graphic]

WHAT CHANGES TO COUNTRY ALLOCATIONS WERE MADE DURING THE SIX-MONTH REPORTING PERIOD ENDED MAY 31, 1998?

The fund's portfolio was overweighted in the Brazilian telecommunications sector because privatization and restructuring could lead to substantial upside when compared to other investments in the region. Assets were also moved from Venezuela to Peru, where stronger fundamentals and more attractive valuations are expected.

[Graphic]

WHAT COUNTRIES WERE REPRESENTED IN THE PORTFOLIO AS OF MAY 31, 1998?

                             PERCENTAGE OF
  COUNTRY                      NET ASSETS
  Brazil                         44.0%
  Mexico                         29.8%
  Argentina                      12.6%
  Peru                            4.0%
  Chile                           3.8%
  Venezuela                       0.4%

[Graphic]

WHAT WERE THE FUND'S TOP TEN HOLDINGS AS OF MAY 31, 1998?

                                              PERCENTAGE
                                                  OF
 COMPANY                                      NET ASSETS            INDUSTRY
 Telecomunicacoes Brasileiras                    6.26%     Telecommunications
 Telecomunicacoes de Sao Paulo SA                4.80%     Telecommunications
 Centrais Eletricas Brasileiras SA, Series B     4.24%     Utilities -- Electrical & Gas
 Unibanco Uniao de Bancos Brasileiros SA         4.08%     Banking
 Companhia Energetica de Minas Gerais            3.65%     Utilities -- Electrical & Gas
 Tubos de Acero de Mexico SA                     3.47%     Metals -- Steel
 Pan American Beverage, Class A                  3.40%     Beverage & Tobacco
 Telefonos de Mexico, Class L                    3.39%     Telecommunications
 Apasco SA de CV                                 2.92%     Building Materials & Components
 Cemex SA, Class B                               2.90%     Building Materials & Components
 TOTAL PERCENTAGE OF NET ASSETS                 39.11%

[Graphic]

WHAT WERE SOME OF THE FUND'S MOST RECENT PURCHASES?

We are maintaining our strategy of looking for low-valued companies with the highest upside potential among their peers, locally and regionally. The following are two examples of companies with high growth potential:

COMERCI (2.4% of net assets): Comerci is a Mexican retail company that has lagged its peers' strong performance, as management was in the process of implementing cost control mechanisms. We expect strong margin improvement that should lead to the stock's re-rating.

GAS NATURAL BAN (1.7% of net assets): Gas Natural, the second largest gas distribution company in Argentina, is expected to have 23% earnings growth in 1998, accompanied by a 9% dividend yield. This company offers the highest upside in the Argentine market.

[Graphic]

AS WE REACH THE MID-POINT OF 1998, WHAT DO YOU FORESEE FOR THE LATIN AMERICAN REGION THROUGH THE REST OF THE YEAR, AND WHERE ARE THE BUYING OPPORTUNITIES?

We may be entering a bearish phase on the back of delayed Asian recovery and an earnings' growth slowdown in the U.S. This would affect the Latin American markets in the current global context. However, as investors start looking for investment opportunities, Latin America's strong fundamentals should emerge as a viable opportunity. The main upcoming event that may trigger positive sentiment is the privatization of Telecomunicacoes Brasileiras as scheduled for next August.

There are many buying opportunities due to the recent market turmoil. However, we expect high volatility to characterize the markets in the short term. For this reason, we will focus on protective investments and Latin American blue-chips, which are most likely to rebound once confidence returns to the region.

FEDERATED LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)

                                                                                       VALUE IN
    SHARES                                                                           U.S. DOLLARS
 COMMON STOCKS -- 67.9%
                            BANKING -- 7.2%
                 22,700 (a) Banco Rio de la Plata SA, ADR                          $       272,400
                124,000     Grupo Financiero Banamex Accivel, Class B                      309,297
                 24,400 (a) Unibanco Uniao de Bancos Brasileiros SA, GDR                   764,025
                             Total                                                       1,345,722
                            BEVERAGE & TOBACCO -- 3.4%
                 18,800     Pan American Beverage, Class A                                 635,675
                            BEVERAGES -- 1.6%
                  8,800 (a) Fomento Economico Mexicano, SA de C.V., ADR                    290,400
                            BUILDING MATERIALS & COMPONENTS -- 7.2%
                 89,500     Apasco SA de CV                                                546,944
                 12,599     Cementos Lima SA                                               264,176
                110,500     Cemex SA, Class B                                              542,477
                             Total                                                       1,353,597
                            CONGLOMERATE -- 4.4%
                 66,304     Compania Naviera Perez Companc SA, Class B                     365,510
                470,000     Controladora Comercial Mexicana SA de CV                       458,277
                             Total                                                         823,787
                            ENERGY -- OIL & GAS -- 1.7%
                240,000 (a) Gas Natural Ban SA                                             314,550
                            ENERGY EQUIPMENT & SERVICES -- 2.3%
                 17,900     (b)Chilectra SA, ADR                                           435,942
                            ENERGY SOURCES -- 2.3%
                 14,000     YPF Sociedad Anonima, ADR                                      434,875
                            FINANCIAL SERVICES -- 1.2%
                 14,000     Credicorp Ltd.                                                 222,250

FEDERATED LATIN AMERICAN GROWTH FUND

                                                                                       VALUE IN
    SHARES                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                            FOOD & HOUSEHOLD PRODUCTS -- 2.2%
                176,000     Grupo Industrial Bimbo SA de CV, Class A               $       403,084
                            FOREST PRODUCTS & PAPER -- 2.2%
                 30,000     Aracruz Cellulose, ADR                                         405,000
                            MEDIA -- 2.3%
                 11,200     Grupo Televisa SA, GDR                                         437,500
                            METALS - NON FERROUS -- 1.5%
                  8,000     Sociedad Quimica Y Minera De Chile, ADR                        275,500
                            METALS - STEEL -- 5.1%
                 73,000     Siderar SA, Class A                                            299,442
                 43,500 (a) Tubos de Acero de Mexico SA, ADR                               649,781
                             Total                                                         949,223
                            MISCELLANEOUS MATERIALS & COMMODITIES -- 1.7%
                 19,000     Grupo Imsa SA, ADR                                             323,000
                            RETAIL -- 2.7%
                 21,300     Companhia Brasileira de Distribuicao Grp., ADR                 497,888
                            TELECOMMUNICATIONS -- 16.5%
                742,000 (a) Biper S.A.                                                     346,603
                 12,600     CPT Telefonica del Peru SA, Class B, ADR                       272,475
                 10,400     Telecom Argentina SA, ADR                                      322,400
                 11,000     Telecomunicacoes Brasileiras SA, ADR                         1,172,875
                 10,500     Telefonica de Argentina SA, ADR                                341,906
                 13,400     Telefonos de Mexico, Class L, ADR                              635,663
                             Total                                                       3,091,922
                            TEXTILES & APPAREL -- 0.4%
                 26,666     Sudamtex de Venezuela, ADR                                      84,183

FEDERATED LATIN AMERICAN GROWTH FUND

                                                                                       VALUE IN
    SHARES                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                            UTILITIES - ELECTRICAL & GAS -- 2.0%
              2,700,000     Companhia de Electricidade do Estado da Bahia          $       118,520
              1,600,000 (a) Companhia de Saneamento Basico do Estado de Sao Paulo          271,281
                             Total                                                         389,801
                             TOTAL COMMON STOCKS (IDENTIFIED COST $13,447,888)          12,713,899
 PREFERRED STOCKS -- 26.7%
                            ENERGY SOURCES -- 2.4%
              2,300,000 (a) Petroleo Brasileiro SA, Preference                             443,961
                            MINING -- 2.0%
             16,170,000     SA Mineracao da Trinidade                                      379,610
                            TELECOMMUNICATIONS -- 13.4%
              4,900,000     Telecomunicacoes Brasileiras SA, Preference                    519,781
              4,160,000 (a) Telecomunicacoes Do Rio Janiero SA, Preference                 347,239
              3,000,000     Telecomunicacoes de Minas Gerais, Preference, Series B         302,582
              4,200,000     Telecomunicacoes de Sao Paulo SA, Preference                   898,357
              4,800,000     Telesp Celular SA, Series B                                    442,396
                             Total                                                       2,510,355
                            UTILITIES - ELECTRICAL & GAS -- 8.9%
             22,200,000 (a) Centrais Eletricas Brasileiras SA, Preference, Series B        793,340
             20,712,307     Companhia Energetica de Minas Gerais, Preference               684,347
             61,400,000 (a) Companhia Energetica do Ceara-Coelce, Preference, Series A     197,531
                             Total                                                       1,675,217
                             TOTAL PREFERRED STOCKS (IDENTIFIED COST $5,266,072)         5,009,144

FEDERATED LATIN AMERICAN GROWTH FUND

  PRINCIPAL
    AMOUNT                                                                               VALUE
 CORPORATE BONDS -- 0.0%
                            MINING -- 0.0%
 $                5,800     Companhia Vale Do Rio Doce, Conv. Deb., 12/31/1999     $            50
                             TOTAL CORPORATE BONDS (IDENTIFIED COST $58)                        50
 (C)REPURCHASE AGREEMENT -- 3.3%
                615,000     BT Securities Corp., 5.57%, dated 5/29/1998, due
                            6/1/1998 (AT AMORTIZED COST)                                   615,000
                                TOTAL INVESTMENTS (IDENTIFIED COST $19,329,018)(D)  $   18,338,093

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At May 31, 1998, these securities amounted to $435,942 which represents 2.33% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $19,329,018. The net unrealized depreciation of investments on a federal tax basis amounts to $990,925 which is comprised of $650,294 appreciation and $1,641,219 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($18,726,280) at May 31, 1998.

The following acronyms are used throughout this portfolio:

ADR --American Depositary Receipt

GDR --Global Depositary Receipt

SA --Support Agreement

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                   $  18,338,093
 $19,329,018)
 Cash denominated in foreign currencies (at identified cost $44,109)                         43,178
 Income receivable                                                                          225,547
 Receivable for investments sold                                                          1,293,248
 Receivable for shares sold                                                                 116,148
 Deferred organizational costs                                                               37,710
    Total assets                                                                         20,053,924
 LIABILITIES:
 Payable for investments purchased                                        $ 1,254,890
 Payable for shares redeemed                                                   50,497
 Payable for taxes withheld                                                     2,951
 Payable to bank                                                               19,306
    Total liabilities                                                                     1,327,644
 NET ASSETS for 1,608,497 shares outstanding                                          $  18,726,280
 NET ASSETS CONSIST OF:
 Paid in capital                                                                      $  22,222,861
 Net unrealized depreciation of investments and translation of assets and liabilities in
 foreign currency                                                                          (989,970)
 Accumulated net realized loss on investments and foreign currency                       (2,729,616)
 transactions
 Undistributed net investment income                                                        223,005
    Total Net Assets                                                                  $  18,726,280
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($10,802,647 / 922,229 shares outstanding)                        $11.71
 Offering Price Per Share (100/94.50 of $11.71)*                                             $12.39
 Redemption Proceeds Per Share                                                               $11.71
 CLASS B SHARES:
 Net Asset Value Per Share ($6,843,942 / 592,914 shares outstanding)                         $11.54
 Offering Price Per Share                                                                    $11.54
 Redemption Proceeds Per Share (94.50/100 of $11.54)**                                       $10.91
 CLASS C SHARES:
 Net Asset Value Per Share ($1,079,691 / 93,354 shares outstanding)                          $11.57
 Offering Price Per Share                                                                    $11.57
 Redemption Proceeds Per Share (99.00/100 of $11.57)**                                       $11.45

* See "Investing in the Fund" in the Prospectus.

** See "Investing in the Fund" and "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $16,812)                       $   480,300
 Interest                                                                        16,684
     Total income                                                               496,984
 EXPENSES:
 Investment advisory fee                                        $   147,870
 Administrative personnel and services fee                           92,247
 Custodian fees                                                      25,465
 Transfer and dividend disbursing agent fees and                     34,218
 expenses
 Directors'/Trustees' fees                                              546
 Auditing fees                                                        9,833
 Legal fees                                                           2,548
 Portfolio accounting fees                                           41,063
 Distribution services fee -- Class B Shares                         31,458
 Distribution services fee -- Class C Shares                          5,407
 Shareholder services fee -- Class A Shares                          17,287
 Shareholder services fee--Class B Shares                            10,486
 Shareholder services fee--Class C Shares                             1,802
 Share registration costs                                            15,239
 Printing and postage                                                18,739
 Insurance premiums                                                   1,759
 Taxes                                                                  669
 Miscellaneous                                                        9,327
     Total expenses                                                 465,963
 Waivers and reimbursements --
     Waiver of investment advisory fee                $(147,870)
     Reimbursement of other operating expenses          (44,114)
         Total waivers and reimbursements                          (191,984)
             Net expenses                                                       273,979
               Net investment income                                            223,005
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on investments and foreign                                (1,317,437)
 currency transactions
 Net change in unrealized depreciation of investments
 and translation
 of assets and liabilities in foreign currency                               (1,665,589)
     Net realized and unrealized loss on investments
     and foreign currency transactions                                       (2,983,026)
         Change in net assets resulting from                                $(2,760,021)
         operations

(See Notes which are an integral part of the Financial Statements)


FEDERATED LATIN AMERICAN GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                            SIX MONTHS
                                                              ENDED
                                                           (UNAUDITED)       YEAR ENDED
                                                             MAY 31,        NOVEMBER 30,
                                                               1998             1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income/(operating loss)                        $   223,005 $    (132,382)
 Net realized (loss) on investments and foreign
 currency transactions ($(1,317,437) and $(1,309,472),
 respectively, as computed for federal tax purposes)            (1,317,437)   (1,474,894)
 Net change in unrealized appreciation/depreciation of
 investments and translation of assets and liabilities
 in foreign currency                                            (1,665,589)      165,752
   Change in net assets resulting from operations               (2,760,021)   (1,441,524)
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
   Class A Shares                                                       --       (30,514)
   Class B Shares                                                       --        (5,869)
   Class C Shares                                                       --          (443)
 Distributions from net realized gains
   Class A Shares                                                       --      (154,460)
   Class B Shares                                                       --       (50,158)
   Class C Shares                                                       --        (7,444)
   Change in net assets resulting from distributions                    --      (248,888)
   to shareholders
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                    8,517,420    41,385,804
 Net asset value of shares issued to shareholders in                    --       159,519
 payment of distributions declared
 Cost of shares redeemed                                       (12,472,940)  (20,864,198)
   Change in net assets resulting from share                    (3,955,520)   20,681,125
   transactions
     Change in net assets                                       (6,715,541)   18,990,713
 NET ASSETS:
 Beginning of period                                            25,441,821     6,451,108
 End of period (including undistributed net investment
 income of $223,005 and $0, respectively)                     $ 18,726,280 $  25,441,821

(See Notes which are an integral part of the Financial Statements)

 FEDERATED LATIN AMERICAN GROWTH FUND
 FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 SIX MONTHS
                                                                   ENDED
                                                                (UNAUDITED)        YEAR ENDED
                                                                  MAY 31,         NOVEMBER 30,
                                                                    1998       1997        1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                              $13.39     $11.56        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(operating loss)                             0.17      (0.06)         0.12
  Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                 (1.85)      2.38(e)       1.44
  Total from investment operations                                  (1.68)      2.32          1.56
 LESS DISTRIBUTIONS
  Distributions from net investment income                             --      (0.08)           --
  Distributions from net realized gain on investments
  and foreign currency transactions                                    --      (0.41)           --
  Total distributions                                                  --      (0.49)           --
 NET ASSET VALUE, END OF PERIOD                                    $11.71     $13.39        $11.56
 TOTAL RETURN(B)                                                   (12.55%)    20.76%        15.60%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                           2.00%*     2.17%         1.97%*
  Net investment income/(loss)                                       2.25%*    (0.32%)        1.49%*
  Expense waiver/reimbursement(c)                                    1.62%*     1.91%        6.96%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                         $10,803    $14,847       $4,836
  Average commission rate paid(d)                                 $0.0002    $0.0001      $0.0001
  Portfolio turnover                                                   95%        79%          38%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income/(loss) ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(See Notes which are an integral part of the Financial Statements)

 FEDERATED LATIN AMERICAN GROWTH FUND
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 SIX MONTHS
                                                                   ENDED
                                                                (UNAUDITED)        YEAR ENDED
                                                                  MAY 31,         NOVEMBER 30,
                                                                    1998       1997        1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                              $13.24     $11.50        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(operating loss)                             0.10      (0.04)        (0.05)
  Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                 (1.80)      2.24(e)       1.55
  Total from investment operations                                  (1.70)      2.20          1.50
 LESS DISTRIBUTIONS
  Distributions from net investment income                             --      (0.05)           --
  Distributions from net realized gain on investments
  and foreign currency transactions                                    --      (0.41)           --
  Total distributions                                                  --      (0.46)           --
 NET ASSET VALUE, END OF PERIOD                                    $11.54     $13.24        $11.50
 TOTAL RETURN(B)                                                   (12.84%)    19.72%        15.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                           2.76%*     2.93%         2.72%*
  Net investment income/(loss)                                       1.41%*    (1.29%)       (1.20%)*
  Expense waiver/reimbursement(c)                                    1.63%*     1.90%         6.96%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                          $6,844     $8,814        $1,335
  Average commission rate paid(d)                                 $0.0002    $0.0001       $0.0001
  Portfolio turnover                                                   95%        79%           38%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income/(loss) ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(See Notes which are an integral part of the Financial Statements)

 FEDERATED LATIN AMERICAN GROWTH FUND
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 SIX MONTHS
                                                                   ENDED
                                                                (UNAUDITED)        YEAR ENDED
                                                                   MAY 31,         NOVEMBER 30,
                                                                    1998        1997          1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                $13.27     $11.48        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(operating loss)                               0.10      (0.04)        (0.08)
  Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                   (1.80)      2.27(e)       1.56
  Total from investment operations                                    (1.70)      2.23          1.48
 LESS DISTRIBUTIONS
  Distributions from net investment income                               --      (0.03)           --
  Distributions from net realized gain on investments
  and foreign currency transactions                                      --      (0.41)           --
  Total distributions                                                    --      (0.44)           --
 NET ASSET VALUE, END OF PERIOD                                      $11.57     $13.27        $11.48
 TOTAL RETURN(B)                                                     (12.81%)    19.97%        14.80%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                             2.75%*     2.93%         2.72%*
  Net investment income/(loss)                                         1.33%*    (1.23%)       (1.30%)*
  Expense waiver/reimbursement(c)                                      1.62%*     1.90%         6.96%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                            $1,080     $1,781          $260
  Average commission rate paid(d)                                   $0.0002    $0.0001       $0.0001
  Portfolio turnover                                                     95%        79%           38%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income/(loss) ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Latin American Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Foreign equity securities are valued at the last sales price reported on a national securities exchange or the over-the-counter market. In the absence of recorded sales for equity securities, they are recorded according to the mean between the last closing bid and asked prices. Fixed-income securities are valued at the latest bid prices as furnished by an independent pricing service. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTION -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At May 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $1,309,472 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2005.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at May 31, 1998 is as follows:

SECURITY                   ACQUISITION DATE       ACQUISITION COST
Chilectra S.A., ADR     2/28/1996 - 7/10/1997        $472,929

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At May 31, 1998, par value shares ($0.001 per share) authorized were as follows:

                                   NUMBER OF PAR VALUE
 SHARE CLASS NAME                CAPITAL STOCK AUTHORIZED
 Class A Shares                        100,000,000
 Class B Shares                        100,000,000
 Class C Shares                        100,000,000
 Total                                 300,000,000

Transactions in capital stock were as follows:

                                                 PERIOD ENDED                YEAR ENDED
                                                 MAY 31, 1998            NOVEMBER 30, 1997
 CLASS A SHARES                              SHARES      AMOUNT       SHARES           AMOUNT
 Shares sold                                  471,457 $   6,260,093    1,717,360 $       25,725,399
 Shares issued to shareholders in payment
 of distributions declared                          0             0        9,396            107,956
 Shares redeemed                             (657,809)   (8,714,448)  (1,036,366)       (15,394,130)
  Net change resulting from
  Class A Share transactions                 (186,352) $ (2,454,355)     690,390 $       10,439,225


                                                 PERIOD ENDED                YEAR ENDED
                                                 MAY 31, 1998            NOVEMBER 30, 1997
 CLASS B SHARES                               SHARES       AMOUNT      SHARES          AMOUNT
 Shares sold                                   132,870 $   1,690,226    793,687 $        11,941,024
 Shares issued to shareholders in payment
 of distributions declared                           0             0      3,855              44,100
 Shares redeemed                              (205,697)   (2,666,829)  (249,692)         (3,519,328)
  Net change resulting from
  Class B Share transactions                   (72,827) $   (976,603)   547,850 $         8,465,796


                                                 PERIOD ENDED                YEAR ENDED
                                                 MAY 31, 1998            NOVEMBER 30, 1997
 CLASS C SHARES                               SHARES       AMOUNT      SHARES          AMOUNT
 Shares sold                                    44,999 $     567,101    246,035 $         3,719,381
 Shares issued to shareholders in payment
 of distributions declared                           0             0        652               7,463
 Shares redeemed                               (85,815)   (1,091,663)  (135,140)         (1,950,740)
  Net change resulting from
  Class C Share transactions                   (40,816) $   (524,562)   111,547 $         1,776,104
   Net change resulting from
   share transactions                         (299,995) $ (3,955,520) 1,349,787 $        20,681,125

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

The Fund does not currently make payments to the distributor or charge a fee under the Plan for Class A Shares.

                       PERCENTAGE OF
                          AVERAGE
                     DAILY NET ASSETS
 SHARE CLASS NAME        OF CLASS
 Class A Shares            0.25%
 Class B Shares            0.75%
 Class C Shares            0.75%

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational and start-up administrative service expenses of $53,789 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended May 31, 1998, the Fund expensed $6,863 of organizational and start-up administrative service expenses.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1998, were as follows:

 PURCHASES                     $21,490,168
 SALES                         $24,416,310

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1998, the diversification of countries was as follows:

                           PERCENTAGE OF
 COUNTRY                     NET ASSETS
 Brazil                         44.0%
 Mexico                         29.8%
 Argentina                      12.6%
 Peru                            4.0%
 Chile                           3.8%
 Venezuela                       0.4%

DIRECTORS

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

William J. Copeland

James E. Dowd, Esq.

Lawrence D. Ellis, M.D.

Richard B. Fisher

Edward L. Flaherty, Jr., Esq.

Peter E. Madden

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 981487796
Cusip 981487788
Cusip 981487770
G01940-02 (7/98)


[Graphic]
Federated Investors

Federated International High Income Fund

2ND SEMI-ANNUAL REPORT
MAY 31, 1998

ESTABLISHED 1996

PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

Federated International High Income Fund was created in 1996, and I am pleased to present its second Semi-Annual Report. This report covers the first half of the fund's fiscal year, which is the six-month period from December 1, 1997 through May 31, 1998. It begins with a discussion with Robert Kowit, Vice President, Federated Global Research Corp., who co-manages the fund with Micheal Casey, Vice President, Federated Global Research Corp. Their discussion covers international economic and market conditions and fund strategy. Following their discussion are two additional items of shareholder interest. First is a complete listing of the fund's international high-yield bond investments, and second is the publication of the fund's financial statements.

The fund offers shareholders significant income opportunities from a select portfolio of carefully researched high-yielding international bonds issued by companies and governments outside the United States.* On May 31, 1998, the fund's $91 million portfolio included 114 government and corporate bonds, across 35 countries. While the fund experienced a minimal decrease in share price, its portfolio continued to pay a very strong level of income. Individual share class performance highlights are as follows.**

                   TOTAL            CAPITAL         NET ASSET
                  RETURN  INCOME     GAINS         VALUE CHANGE
 Class A Shares    1.88%   $0.49    $0.0026    $9.50 to $9.18 = (3%)
 Class B Shares    1.50%   $0.46    $0.0026    $9.50 to $9.18 = (3%)
 Class C Shares    1.50%   $0.46    $0.0026    $9.50 to $9.18 = (3%)

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (2.73%), (3.98%), and 0.52%, respectively.

If you are not already doing so, I invite you to join the many shareholders who reinvest their monthly dividends and add to their accounts on a regular basis to compound their shares and own more shares for future income.+

Thank you for your investment in Federated International High Income Fund and for the confidence you have shown by investing a portion of your wealth in the fund.

Sincerely,

[Graphic]

Richard B. Fisher
President

July 15, 1998

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

INVESTMENT REVIEW
[Graphic]
Robert Kowit
Vice President
Federated Global Research Corp.

[Graphic]
Micheal Casey
Vice President
Federated Global Research Corp.

[Graphic]

TO WHAT EXTENT DID THE STRONG U.S. DOLLAR AND THE ASIAN FINANCIAL CRISIS IMPACT THE EMERGING AND DEVELOPED BOND MARKETS?

The Asian financial crisis had a very negative impact on emerging market debt. Concern over devaluations in Thailand, Indonesia, Malaysia, and the Philippines quickly spread to the rest of Asia and eventually Latin America. Initially, the J.P. Morgan Emerging Market Bond Index,* which comprises almost 80% of Latin America, did better than the markets as a whole, because Latin America was seen as a safe haven. Eventually, even the Latin American countries felt the pressure, as many of the so called "cross over" buyers, such as insurance companies and domestic high-yield funds, reduced their exposure.

Developed markets actually had a slight benefit. The U.S. dollar's strength against Asian currencies was offset by its weakening against continental European currencies, as investors sought the relative stability of Europe.

[Graphic]

HOW DID THE FEDERATED INTERNATIONAL HIGH INCOME FUND PERFORM OVER THE FIRST HALF OF ITS FISCAL YEAR?

For the six-month reporting period ended May 31, 1998, the fund produced total returns, based on net asset value, of 1.88%, 1.50%, and 1.50%, for Class A, B, and C Shares, respectively.** These returns slightly lagged the 2.03% return of developed markets as measured by the J.P. Morgan Non-Dollar Bond Index* and lagged the 5.38% return of the more aggressive emerging markets as measured by the J.P. Morgan Emerging Market Bond Index. The fund's holdings in the Far East accounted for its performance relative to the indices.

* The J.P. Morgan Emerging Market Bond Index is an index that tracks the total returns of external currency denominated debt instruments of 14 emerging markets countries. The J.P. Morgan Non-Dollar Bond Index is a total return, unmanaged trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. These indices are unmanaged, and investments cannot be made in an index.

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (2.73%), (3.98%), and 0.52%, respectively.

[Graphic]

INCOME IS A PRIMARY CONSIDERATION FOR SHAREHOLDERS. WHAT LEVEL OF INCOME DID THE FUND PROVIDE DURING THE SIX-MONTH REPORTING PERIOD ENDED MAY 31, 1998?

While the fund's total returns were impacted by a minimal decrease in net asset value, the fund distributed a very healthy income stream over the reporting period which totaled $0.49/share for Class A Shares, $0.46/share for Class B Shares, and $0.46/share for Class C Shares.

[Graphic]

THE FUND SEEKS TO MAINTAIN A GENERAL ALLOCATION OF 20%-30% IN DEVELOPED MARKETS AND 70%-80% IN EMERGING MARKETS. WHAT IS THE FUND'S CURRENT ALLOCATION AND WHY?

The fund is currently about 20% invested in developed markets and 80% in emerging markets. This is because emerging market debt has seen very sharp price declines over the past month, and we have moved additional resources into that area to take advantage of the bargain prices. In addition, more of our holdings in developed markets are being moved into the European high-yield sector, which is probably the fastest growing fixed-income market in the world this year. Many of these new issues are priced very attractively compared to similar issues in the United States. Despite these developments, the overall credit quality of the fund remained unchanged at BB.

[Graphic]

WHAT WERE THE FUND'S TOP FIVE GOVERNMENT AND CORPORATE HOLDINGS AS OF MAY 31, 1998?

The fund's top five international government holdings were:

                       PERCENTAGE OF
 COUNTRY                 NET ASSETS
 Mexico (emerging)         5.79%
 Russia (emerging)         4.80%
 Argentina (emerging)      4.50%
 Poland (emerging)         4.23%
 Venezuela (emerging)      3.59%

The fund's top five international corporate holdings were:

                                        PERCENTAGE
                                            OF
 NAME          COUNTRY                  NET ASSETS
 Geberit       Switzerland (developed)     2.79%
 AES           China (emerging)            2.15%
 Clearnet      Canada (developed)          2.04%
 Mastellone    Argentina (emerging)        1.67%
 Grupo Minero  Mexico (emerging)           1.57%


[Graphic]

AS WE REACH THE MID-POINT OF 1998, WHAT FACTORS WILL INFLUENCE THE DIRECTION OF THE INTERNATIONAL BOND MARKET FOR THE REST OF THE YEAR?

International bonds and emerging market debt will be influenced by the events in Southeast Asia and Russia.

Most of the countries in Southeast Asia were forced into much needed reforms by the financial crisis. In Korea, the reforms of the financial system, in Indonesia the resignation of President Suharto, and the Malaysian banking reform would not have happened without the crisis. Full resolution of the problems are months away, but modest growth should return to the region by next year.

Russia has a short-term liquidity problem that can probably be addressed with an International Monetary Fund program while the country implements more efficient tax collections and reforms its banking system.

As these situations are gradually resolved, we expect the risk premium on emerging market assets to decline and the spread on fixed-income assets to narrow at least to the levels seen earlier this year -- 450-500 basis points over Treasuries from the current 560 basis points over Treasuries.

[Graphic]

WHAT DO YOU FEEL ARE THE BENEFITS OF INVESTING IN THE FEDERATED INTERNATIONAL HIGH INCOME FUND?

In general, the fund offers a way to gain access to high-yielding fixed-income opportunities in the overseas markets that are not highly correlated with the high-yield opportunities in the United States. Therefore, it should be part of a diversification strategy for many high-yield investors. In addition, emerging markets are now entering their second year of stress, which began with the Thai Baht devaluation of July 2, 1997. This stress is the greatest seen in these markets as a whole in the past 17 years, leaving many asset prices at extremely attractive levels for longer term investors. Buying shares in the fund is an easy way for investors to gain access to a well-diversified portfolio containing many such depressed assets, which have considerable upside as soon as the immediate crisis in emerging markets is over.

FEDERATED INTERNATIONAL HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)

   FOREIGN
   CURRENCY                                                                     VALUE IN
  PAR AMOUNT                                                                  U.S. DOLLARS
 CORPORATE BONDS -- 50.9%
                            BEVERAGE & TOBACCO -- 1.3%
               1,150,000    Empresas La Moderna, 11.375%, 1/25/1999         $   1,173,000
                            BUILDING & DEVELOPMENT -- 1.3%
                 500,000    Cemex SA, Bond, 12.75%, 7/15/2006                     590,625
                 600,000    Corporacion GEO, SA de CV, Note, 10.00%,              618,000
                            5/23/2002
                               Total                                            1,208,625
                            CONGLOMERATES -- 1.4%
           1,000,000,000    Dharmala Intiutama, 25.00%, 2/5/1999                    8,850
           1,000,000,000(a)(b)Dharmala Intiutama, 2/24/99                           8,850
                 350,000    Mechala Group Jamaica, Company Guarantee,
                            Series REGs, 12.00%, 2/15/2002                        320,250
               1,000,000    Mechala Group Jamaica, Note, 12.75%, 12/30/1999       935,000
                               Total                                            1,272,950
                            CONTAINER & GLASS PRODUCTS -- 0.9%
                 750,000    Vicap SA, Sr. Note, 11.375%, 5/15/2007                804,375
                            FINANCE -- 0.0%
           1,000,000,000(a)(b)P.T. Polysindo Eka Perkasa PN, 3/16/2000             17,699
                            FINANCIAL INTERMEDIARIES -- 6.9%
               1,250,000    Banco Nac De Desen Econo, Bond, 9.00%,              1,135,625
                            9/24/2007
                 550,000    Bancomext Trust, Bank Guarantee, 11.25%,              615,725
                            5/30/2006
               1,260,000    Brierley Investments Ltd., Bond, 9.00%,               683,385
                            3/15/2002
               1,600,000    Depfa-Bank, 5.75%, 3/4/2009                           941,841
               4,000,000    (b)Geberit International, Sr. Sub. Note,
                            10.125%, 4/15/2007                                  2,561,300
               2,833,000    Nykredit, Mtg. Bond, 8.00%, 10/1/2029                 426,540
                               Total                                            6,364,416

FEDERATED INTERNATIONAL HIGH INCOME FUND

   FOREIGN
   CURRENCY                                                                    VALUE IN
  PAR AMOUNT                                                                  U.S. DOLLARS
 CORPORATE BONDS -- CONTINUED
                            FOREST PRODUCTS -- 4.2%
                 500,000    Asia Pulp & Paper Co. Ltd., Company Guarantee,
                            11.75%, 10/1/2005                               $     436,250
               1,300,000    Grupo Industrial Durango SA de CV, 12.625%,         1,443,000
                            8/1/2003
                 800,000    Indah Kiat Intl. Finance, Company Guarantee,          666,000
                            11.875%, 6/15/2002
                 950,000    Indah Kiat Intl. Finance, Company Guarantee,          790,875
                            12.50%, 6/15/2006
                 700,000    TJiwi Kim-Global, Company Guarantee, 13.25%,          563,500
                            8/1/2001
                               Total                                            3,899,625
                            INDUSTRIAL PRODUCTS & EQUIPMENT -- 11.7%
               1,000,000    Advance Agro Public Co., 13.00%, 11/15/2007         1,015,000
               1,500,000(b) CIA International Telecommunications, Note,         1,365,649
                            10.375%, 8/1/2004
                 500,000(b) Cathay International Ltd., 13.00%, 4/15/2008          476,250
                 500,000(b) Globo Communicacoes Part, 10.625%, 12/5/2008          486,250
               1,000,000    Globo Communicacoes Part, Sr. Note, 10.625%,          968,630
                            12/5/2008
               1,500,000    Grupo Minero Mexico, 9.25%, 4/1/2028                1,443,750
                 750,000(b) Imasac, SA, 11.00%, 5/2/2005                          712,500
               1,500,000(b) Mastellone Hermanos SA, 11.75%,4/1/2008             1,530,000
               1,000,000    OPP Petroquimica, 11.50%, 2/23/2004                 1,005,000
                 450,000    Sophora Comercio, 11.50%, 11/10/1998                  452,250
                 500,000(b) TM Group Holdings, Sr. Note, 11.00%, 5/15/2008        515,000
                 750,000(b) TV Bandeirantes, Note, 12.875%, 5/15/2006             728,925
                               Total                                           10,699,204
                            OIL & GAS -- 3.9%
                 750,000    Bariven SA, Company Guarantee, 10.625%,
                            3/17/2002                                             795,000
                 482,634    Centragas, 10.65%, 12/1/2010                          492,287
                 450,000    Invergas SA, Note, 12.50%, 12/16/1999                 472,729
               1,000,000(b) LG-Caltex Oil Co., Ltd., Note, 5.89813%,
                            3/31/2001                                             985,000
                 450,000    MetroGas SA, Sr. Note, 12.00%, 8/15/2000              478,687

FEDERATED INTERNATIONAL HIGH INCOME FUND

   FOREIGN
   CURRENCY                                                                    VALUE IN
  PAR AMOUNT                                                                  U.S. DOLLARS
 CORPORATE BONDS -- CONTINUED
                            OIL & GAS -- CONTINUED
                 400,000    Petroleo Brasileiro SA, 10.525%, 6/8/1998       $     400,465
                               Total                                            3,624,168
                            STEEL -- 1.4%
                 300,000    Metalurgica Gerdau, Company Guarantee, 10.25%,        296,700
                            11/23/2001
                 200,000    Metalurgica Gerdau, Company Guarantee, 11.125%,       202,000
                            5/24/2004
                 700,000    Tubos de Acero de Mexico SA, Unsub., 13.75%,          761,250
                            12/8/1999
                               Total                                            1,259,950
                            SURFACE TRANSPORTATION -- 3.6%
                 800,000    Air Canada, 7.25%, 10/1/2007                          563,059
                 500,000(b) Road King Infrastructure, Series 144a,                381,250
                            9.50%, 7/15/2007
             450,000,000    Societe Nationale Des Chemins, Sr. Unsub.,            264,932
                            9.20%, 6/22/2006
               2,600,000    Trans Caledon Tunnel Authority, 13.00%,9/15/2010      469,594
               3,250,000    Transnet Ltd., Foreign Gov't. Guarantee,
                            Series T016, 11.50%, 2/15/1999                        618,824
               1,100,000(b) Zhuhai Highway, Sub. Note, 11.50%, /1/2008             73,500
                               Total                                            3,271,159
                            TELECOMMUNICATIONS & CELLULAR -- 8.8%
                 500,000    CANTV Finance Ltd., Company Guarantee, 9.25%,         495,000
                            2/1/2004
               4,100,000    Clearnet Communications, Sr. Disc. Note,
                            8/13/2007                                           1,871,439
                 200,000(b) Comtel Brasileir, Note, 10.75%, 9/26/2004             195,250
                 800,000    Comtel Brasileir, Note, Series REGS, 10.75%,          781,000
                            9/26/2004
                  1,185,000 Grupo Televisa SA, Sr. Disc. Note, 13.25%,            933,187
                            5/15/2008
                  3,200,000 Microcell Telecommunications, Sr. Disc. Note,       1,400,233
                            11.125%, 10/15/2007
                  1,300,000 Philippine Long Distance Telephone Co., Deb.,       1,374,750
                            10.625%, 6/2/2004
                  1,000,000 Tricom SA, Sr. Note, 11.375%, 9/1/2004                980,000
                               Total                                            8,030,859

FEDERATED INTERNATIONAL HIGH INCOME FUND

   FOREIGN
   CURRENCY                                                                    VALUE IN
  PAR AMOUNT                                                                  U.S. DOLLARS
 CORPORATE BONDS -- CONTINUED
                            UTILITIES -- 5.5%
               2,150,000    AES China Generating Co., Note, 10.125%,        $   1,967,250
                            12/15/2006
                 800,000    Bridas Corp., Sr. Note, 12.50%, 11/15/1999            842,000
               1,000,000(b) CIA Saneamento Basico, Bond, 10.00%, 7/28/2005        923,750
                 600,000    Comp Paranaense De Energ, 9.75%, 5/2/2005             581,820
                 500,000    National Power Co. PLC, 8.00%, 2/21/2007              348,079
                 500,000    National Power Corp., Foreign Gov't. Guarantee,
                            8.40%, 12/15/2016                                     433,750
                               Total                                            5,096,649
                               TOTAL CORPORATE BONDS
                              (IDENTIFIED COST $49,269,226)                    46,722,679
 GOVERNMENT AGENCIES -- 46.1%
               2,500,000    Argentina Global, Bond, 11.375%, 1/30/2017          2,667,188
               1,500,000    Argentina (Republic of), Note, 11.75%,              1,463,195
                            2/12/2007
               1,350,000    Bulgaria, 6.6875%, 7/28/2011                        1,019,250
               1,000,000    Bundesrepublic Deutschland, 6.00%, 7/4/2007           605,577
           2,000,000,000    Buoni Poliennali Del Tes, Deb., 12.00%,             1,152,560
                            9/18/1998
              51,000,000    Central Bank Kenya, Foreign Gov't. Guarantee,
                            26.95% accrual,
                            7/7/1998                                              790,327
              50,050,000    Central Bank Kenya, Foreign Gov't. Guarantee,         753,441
                            8/24/1998
               2,300,000    Denmark, Kingdom of, Bond, 7.00%, 11/10/2024          405,839
                 300,000    Denmark, Unsub., 11.625%, 1/23/2000                   524,290
               2,350,000    Ecuador (Republic of), 11.25%, 4/25/2002            2,367,625
             350,000,000    European Bank for Reconstruction and
                            Development, Bond,
                            10.00%, 5/2/2002                                      226,288
             130,000,000    Hellenic Republic, Bond, 11.00%, 10/23/2003           431,484
              50,000,000    Hellenic Republic, Bond, 11/26/2003                   165,628
              75,000,000    Hellenic Republic, Bond, 12/31/2003                   248,687
             100,000,000    Hellenic Republic, Bond, 13.50%, 12/27/2002           338,638
             150,000,000    Hellenic Republic, Bond, 9.80%, 3/21/2000             488,022

FEDERATED INTERNATIONAL HIGH INCOME FUND

   FOREIGN
   CURRENCY                                                                    VALUE IN
  PAR AMOUNT                                                                  U.S. DOLLARS
 GOVERNMENT AGENCIES -- CONTINUED
             100,000,000    Hungary, Bond, 16.50%, 7/24/1999                $     464,595
             172,500,000    Hungary, Bond, 14.00%, 12/12/2002                     759,209
             100,000,000    Hungary, Bond, 14.00%, 6/24/2002                      441,955
             100,000,000    Hungary, Bond, 16.50%, 4/12/1999                      461,428
               7,500,000    International Finance Corp., Note, 11.75%,            197,580
                            8/15/1999
               1,000,000    Islamic Republic of Pakistan, Bond, 9.85625%,         983,800
                            5/30/2000
               1,000,000    Islamic Republic of Pakistan, Deb., 11.50%,         1,000,500
                            12/22/1999
           1,300,000,000    Italy (Republic of), Deb., 10.50%, 4/1/2005           973,817
               1,500,000    Lesotho, Bond, 12.50%, 4/15/2002                      277,470
                 500,000    Mexican Cetes, 1/14/1999                              500,283
               1,000,000    Mexican Cetes, 10/22/1998                           1,045,351
                 700,000    Mexican Cetes, 2/11/1999                              688,095
                 500,000    Mexican Cetes, 5/6/1999                               467,914
               1,038,000    Mexican Cetes, 9/24/1998                            1,101,551
               1,750,000(b) Ministry Finance Russia, 10.00%,6/26/2007           1,561,875
                            2,000,000(b) Ministry Finance Russia, 9.375%,       1,050,189
                            3/31/2005
               2,000,000    Ministry Finance Russia, 10.00%, 6/26/2007          1,795,000
                 500,000    New South Wales Treasury, Local Gov't.
                            Guarantee, 12.60%, 5/1/2006                           452,951
               5,000,000    Norwegian Government, Bond, 9.50%, 10/31/2002         768,292
               2,500,000    Poland Gov't. Bond, 12.00%, 2/12/2003                 595,102
               1,000,000    Poland Gov't. Bond, 12.00%, 6/12/2002                 238,327
               4,250,000    Poland Gov't. Bond, 15.00%, 10/12/1999              1,135,849
               1,500,000    Poland Gov't. Bond, 12.00%, 2/12/2002                 357,706
               6,500,000    Poland Gov't. Bond, 12.00%, 6/12/2003               1,549,126
               2,000,000    South Africa, Republic of, Bond, 12.50%,              372,355
                            1/15/2002
               6,000,000    Sweden (Kingdom of), Deb., 9.00%, 4/20/2009         1,009,327
               3,600,000    Sweden (Kingdom of), Bond, 8.00%, 8/15/2007           557,342
               5,250,000    Telkom SA Ltd., 10.375%, 3/31/2008                    782,107

 FEDERATED INTERNATIONAL HIGH INCOME FUND

   FOREIGN
   CURRENCY
  PAR AMOUNT
  OR PRINCIPAL                                                                  VALUE IN
    AMOUNT                                                                    U.S. DOLLARS
 GOVERNMENT AGENCIES -- CONTINUED
                 200,000    Turkey, 10.00%, 5/23/2002                       $     209,400
                 300,000    Turkey, 10.00%, 9/19/2007                             300,563
                 650,000    Turkey, Bond, 9.875%, 2/23/2005                       645,125
                 600,000    Turkey, Deb., 11.50%, 4/27/1999                       618,600
               1,000,000    United Mexican States, 8.625%, 3/12/2008              987,000
                 500,000    United Mexican States, Bond, 9.875%, 1/15/2007        524,375
               2,800,000    Venezuela, Bond, 9.25%, 9/15/2027                   2,345,000
               1,000,000(b) Venezuela, Sr. Unsub., 9.125%, 6/18/2007              951,500
              17,000,000    World Bank, Unsub., 13.75%, 9/18/1998                 508,029
                               TOTAL GOVERNMENT AGENCIES                       42,326,727
                              (IDENTIFIED COST $44,885,832)
 (C)REPURCHASE AGREEMENT -- 2.8%
 $             2,545,000    BT Securities Corp., 5.57%, dated 5/29/1998,        2,545,000
                            due 6/1/1998
                               TOTAL INVESTMENTS
                              (IDENTIFIED COST $96,700,058)(D)               $ 91,594,406

(a) Non-Income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At May 31, 1998, these securities amounted to $15,424,737 which represents 16.81% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $96,700,058. The net unrealized depreciation of investments on a federal tax basis amounts to $5,105,652 which is comprised of $462,660 appreciation and $5,568,312 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($91,732,137) at May 31, 1998.

The following acronyms are used throughout this portfolio:

PLC --Public Limited Company

SA --Support Agreement

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                    $ 91,594,406
 $96,700,058)
 Cash                                                                                         5,265
 Cash denominated in foreign currencies (at identified cost $17,413)                         17,154
 Income receivable                                                                        2,695,900
 Receivable for shares sold                                                                 713,473
 Deferred organizational costs                                                               36,891
    Total assets                                                                         95,063,089
 LIABILITIES:
 Payable for investments purchased                                         $ 2,502,822
 Payable for shares redeemed                                                    13,935
 Income distribution payable                                                   723,691
 Payable for taxes withheld                                                      6,781
 Accrued expenses                                                               83,723
    Total liabilities                                                                     3,330,952
 NET ASSETS for 9,988,316 shares outstanding                                           $ 91,732,137
 NET ASSETS CONSIST OF:
 Paid in capital                                                                       $ 97,653,177
 Net unrealized depreciation of investments and translation of assets
 and liabilities in foreign currency                                                     (5,103,803)
 Accumulated net realized loss on investments and foreign currency                         (206,421)
 transactions
 Distributions in excess of net investment income                                          (610,816)
    Total net assets                                                                   $ 91,732,137
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($10,276,855 / 1,119,202 shares outstanding)                       $9.18
 Offering Price Per Share (100/95.50 of $9.18)*                                               $9.61
 Redemption Proceeds Per Share                                                                $9.18
 CLASS B SHARES:
 Net Asset Value Per Share ($71,569,414 / 7,792,557 shares outstanding)                       $9.18
 Offering Price Per Share                                                                     $9.18
 Redemption Proceeds Per Share (94.50/100 of $9.18)**                                         $8.68
 CLASS C SHARES:
 Net Asset Value Per Share ($9,885,868 / 1,076,557 shares outstanding)                        $9.18
 Offering Price Per Share                                                                     $9.18
 Redemption Proceeds Per Share (99.00/100 of $9.18)**                                         $9.09

* See "Investing in the Fund" in the Prospectus.

** See "Investing in the Fund" and "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Interest (net of foreign taxes withheld of $15,484)                          $ 4,236,354
 EXPENSES:
 Investment advisory fee                                            $ 334,934
 Administrative personnel and services fee                             92,247
 Custodian fees                                                        32,830
 Transfer and dividend disbursing agent fees and                       55,875
 expenses
 Directors'/Trustees' fees                                                924
 Auditing fees                                                          9,758
 Legal fees                                                             1,092
 Portfolio accounting fees                                             42,509
 Distribution services fee -- Class B Shares                          229,195
 Distribution services fee -- Class C Shares                           29,804
 Shareholder services fee -- Class A Shares                            12,177
 Shareholder services fee -- Class B Shares                            76,398
 Shareholder services fee -- Class C Shares                             9,935
 Share registration costs                                              24,513
 Printing and postage                                                  18,200
 Insurance premiums                                                     2,002
 Taxes                                                                    742
 Miscellaneous                                                          6,607
    Total expenses                                                    979,742
 Waivers and reimbursements--
    Waiver of investment advisory fee                    $(334,934)
    Reimbursement of other operating expenses              (74,681)
         Total waivers and reimbursements                            (409,615)
            Net expenses                                                          570,127
                 Net investment income                                          3,666,227
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on investments and foreign currency                           (589,046)
 transactions
 Net change in unrealized depreciation of investments
 and translation of assets and liabilities in foreign
 currency                                                                      (1,982,377)
    Net realized and unrealized loss on investments and                        (2,571,423)
    foreign currency transactions
         Change in net assets resulting from operations                       $ 1,094,804

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                        SIX MONTHS
                                                          ENDED
                                                       (UNAUDITED)            YEAR ENDED
                                                         MAY 31,             NOVEMBER 30,
                                                           1998                  1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                $   3,666,227           $ 3,157,444
 Net realized (loss) on investments and foreign
 currency transactions ($589,046) and $401,272 net
 gain, respectively, as computed for federal tax
 purposes)                                                 (589,046)             (127,533)
 Net change in unrealized depreciation and
 translation of assets and liabilities in foreign
 currency                                                (1,982,377)           (3,203,065)
  Change in net assets resulting from operations          1,094,804              (173,154)
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
  Class A Shares                                           (513,055)             (371,540)
  Class B Shares                                         (2,975,592)           (2,435,667)
  Class C Shares                                           (385,317)             (217,775)
 Distributions from net realized gains
  Class A Shares                                             (2,557)                    0
  Class B Shares                                            (14,211)                    0
  Class C Shares                                             (1,879)                    0
     Change in net assets resulting from distributions   (3,892,611)           (3,024,982)
     to shareholders
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                            36,239,461            65,492,534
 Net asset value of shares issued to shareholders in
 payment
 of distributions declared                                1,040,843             1,066,512
 Cost of shares redeemed                                 (7,789,164)           (4,400,916)
  Change in net assets resulting from share              29,491,140            62,158,130
  transactions
     Change in net assets                                26,693,333            58,959,994
 NET ASSETS:
 Beginning of period                                     65,038,804             6,078,810
 End of period                                          $91,732,137           $65,038,804

(See Notes which are an integral part of the Financial Statements)

 FEDERATED INTERNATIONAL HIGH INCOME FUND
 FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SIX MONTHS
                                                             ENDED
                                                          (UNAUDITED)   YEAR ENDED    PERIOD ENDED
                                                            MAY 31,    NOVEMBER 30,   NOVEMBER 30,
                                                             1998          1997         1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.50         $10.12        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                        0.47(f)        1.18          0.17(e)
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions               (0.30)         (0.78)         0.13
  Total from investment operations                             0.17           0.40          0.30
 LESS DISTRIBUTIONS
  Distributions from net investment income                    (0.49)         (1.02)        (0.17)
  Distributions in excess of net investment income               --             --         (0.01)(b)
  Distributions from net realized gain on
  investments and foreign currency transactions(g)             0.00           0.00          0.00
  Total distributions from net investment income              (0.49)         (1.02)        (0.18)
 NET ASSET VALUE, END OF PERIOD                              $ 9.18         $ 9.50        $10.12
 TOTAL RETURN(C)                                               1.88%          4.02%         2.99%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     0.79%*         0.75%         0.75%*
  Net investment income                                        9.97%*        10.54%         9.19%*
  Expense waiver/reimbursement(d)                              1.04%*         2.03%         8.46%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                   $10,277         $9,073          $599
  Portfolio turnover                                             58%            93%            0%

* Computed on an annualized basis.

(a) Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

(b) Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Per share information is based on the bi-monthly average number of shares outstanding.

(f) Per share information is based on the average number of shares outstanding.

(g) Amount represents less than 0.01 per share.

(See Notes which are an integral part of the Financial Statements)

 FEDERATED INTERNATIONAL HIGH INCOME FUND
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SIX MONTHS
                                                             ENDED
                                                          (UNAUDITED)   YEAR ENDED    PERIOD ENDED
                                                            MAY 31,    NOVEMBER 30,   NOVEMBER 30,
                                                             1998          1997         1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.50          $10.12        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                        0.43(e)         0.96          0.18(b)
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions               (0.29)          (0.63)         0.11
  Total from investment operations                             0.14            0.33          0.29
 LESS DISTRIBUTIONS
  Distributions from net investment income                    (0.46)          (0.95)        (0.17)
  Distributions from net realized gain on
  investments and foreign currency transactions(f)             0.00            0.00          0.00
 NET ASSET VALUE, END OF PERIOD                              $ 9.18          $ 9.50        $10.12
 TOTAL RETURN(C)                                               1.50%           3.24%         2.87%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     1.54%*          1.50%         1.50%*
  Net investment income                                        9.21%*          9.73%         8.92%*
  Expense waiver/reimbursement(d)                              1.04%*          2.03%         8.46%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                   $71,569         $49,929        $5,397
  Portfolio turnover                                             58%             93%            0%

* Computed on an annualized basis.

(a) Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

(b) Per share information presented is based upon the bi-monthly average number of shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Per share information is based on the average number of shares outstanding.

(f) Amount represents less than 0.01 per share.

(See Notes which are an integral part of the Financial Statements)

 FEDERATED INTERNATIONAL HIGH INCOME FUND
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SIX MONTHS
                                                             ENDED
                                                          (UNAUDITED)   YEAR ENDED    PERIOD ENDED
                                                            MAY 31,    NOVEMBER 30,   NOVEMBER 30,
                                                             1998          1997         1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.50         $10.12         $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                        0.43(e)        0.98           0.17(b)
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions               (0.29)         (0.65)          0.12
  Total from investment operations                             0.14           0.33           0.29
 LESS DISTRIBUTIONS
  Distributions from net investment income                    (0.46)         (0.95)         (0.17)
  Distributions from net realized gain on
  investments and foreign currency transactions(f)             0.00           0.00           0.00
 NET ASSET VALUE, END OF PERIOD                              $ 9.18         $ 9.50         $10.12
 TOTAL RETURN(C)                                               1.50%          3.24%          2.87%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     1.54%*         1.50%          1.50%*
  Net investment income                                        9.19%*        10.04%          8.67%*
  Expense waiver/reimbursement(d)                              1.04%*         2.03%          8.46%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                    $9,886         $6,037            $83
  Portfolio turnover                                             58%            93%             0%

* Computed on an annualized basis.

(a) Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

(b) Per share information presented is based upon the bi-monthly average number of shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Per share information is based on the average number of shares outstanding.

(f) Amount represents less than 0.01 per share.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek a high level of current income.

The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- U.S. government securities, listed corporate bonds, (other fixed-income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded to prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend Income and Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on theFund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at May 31, 1998, is as follows:
 SECURITY                         ACQUISITION DATE    ACQUISITION COST
 Cathay International Ltd.            4/3/1998          $    505,000
 CIA International                   3/20/1998               460,092
   Telecommunications, Note          3/19/1998               917,684
 CIA Saneamento Basico, Bond        10/14/1997               507,500
                                     7/23/1997               500,000
 Comtel Brasileir, Note             10/01/1996               205,000
 Dharmala Intiutama                  7/22/1997               353,959
 Geberit International, Sr. Sub.     4/22/1998               965,481
                                     4/20/1998               319,131
                                     4/20/1998               798,692
                                    12/12/1997               464,193
 Globo Communicacoes Part            3/12/1998               498,250
 Imasac, SA                          4/24/1998               741,060
 LG-Caltex Oil Co., Ltd., Note       3/24/1998             1,000,000
 Mastellone Hermanos SA              4/22/1998             1,573,219
 Ministry Finance Russia 10.00%      5/19/1998               458,750
                                    10/20/1997               794,250
                                     6/19/1997               495,820
 Ministry Finance Russia 9.375%      3/24/1998             1,091,236
 P.T. Polysindo Eka Perkasa PN       9/25/1997               287,098
 Road King Infrastructure            7/25/1997               510,000
 TM Group Holdings, Sr. Note          5/7/1998               500,000
 TV Bandeirantes, Note                5/8/1998               745,403
 Venezuela, Sr, Unsub                2/17/1998               757,350
                                     2/17/1998               252,450
 Zhuhai Highway, Sub. Note          10/01/1996               265,625
                                     3/18/1996                95,000
                                     12/4/1996               763,125

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At May 31, 1998, par value shares ($0.001 per share) authorized were as follows:

                     NUMBER OF PAR
                         VALUE
                     CAPITAL STOCK
 SHARE CLASS NAME     AUTHORIZED
 Class A Shares      100,000,000
 Class B Shares      100,000,000
 Class C Shares      100,000,000
   Total
   Authorized        300,000,000

 Transactions in capital stock were as follows:

                                          PERIOD ENDED             YEAR ENDED
                                          MAY 31, 1998          NOVEMBER 30, 1997
 CLASS A SHARES                       SHARES       AMOUNT     SHARES         AMOUNT
 Shares sold                           382,744 $   3,592,206    947,873 $   9,368,221
 Shares issued to shareholders in
 payment of distributions declared      14,827       139,177     16,193       159,561
 Shares redeemed                      (233,462)   (2,188,393)   (68,227)     (673,400)
    Net change resulting from
    Class A Share transactions         164,109 $   1,542,990    895,839 $   8,854,382


                                          PERIOD ENDED             YEAR ENDED
                                          MAY 31, 1998          NOVEMBER 30, 1997
 CLASS B SHARES                       SHARES       AMOUNT      SHARES         AMOUNT
 Shares sold                         2,893,434 $  27,132,849  4,965,419 $  49,422,176
 Shares issued to shareholders in
 payment of distributions declared      80,283       753,437     80,852       796,727
 Shares redeemed                      (437,687)   (4,095,278)  (322,979)   (3,166,390)
  Net change resulting from
  Class B Share transactions         2,536,030 $  23,791,008  4,723,292 $  47,052,513


                                         PERIOD ENDED              YEAR ENDED
                                         MAY 31, 1998           NOVEMBER 30, 1997
 CLASS C SHARES                       SHARES        AMOUNT     SHARES          AMOUNT
 Shares sold                           587,260 $   5,514,406    673,112 $   6,702,138
 Shares issued to shareholders in
 payment of distributions declared          15,800       148,229     11,256       110,223
 Shares redeemed                      (161,980)   (1,505,493)   (57,081)    ( 561,126)
  Net change resulting from
  Class C Share transactions           441,080 $   4,157,142    627,287 $   6,251,235
   Net change resulting from
   share transactions                3,141,219 $  29,491,140  6,246,418 $  62,158,130

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.85% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                    PERCENTAGE OF AVERAGE
                     DAILY NET ASSETS OF
 SHARE CLASS NAME           CLASS
 Class A Shares             0.25%
 Class B Shares             0.75%
 Class C Shares             0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion. For the six months ended May 31, 1998, Class A did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational and start-up administrative service expenses of $48,027 were borne initially by the Adviser. The Fund has reimbursed the Adviser these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the six months ended May 31, 1998, the Fund expensed $5,609 of organizational and start-up administrative service expenses.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1998, were as follows:

 PURCHASES                                               $74,433,626
 SALES                                                   $43,856,327

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1998, the diversification of countries was as follows:

                                                           PERCENTAGE OF
 COUNTRY                                                     NET ASSETS
 Mexico                                                        14.9%
 Argentina                                                     10.5%
 Brazil                                                         8.8%
 Venezuela                                                      5.1%
 Russia                                                         4.8%
 Canada                                                         4.2%
 Poland                                                         4.2%
 China                                                          4.1%
 South Africa                                                   2.8%
 Switzerland                                                    2.8%
 Indonesia                                                      2.7%
 Ecuador                                                        2.6%
 Hungary                                                        2.3%
 Italy                                                          2.3%
 Pakistan                                                       2.2%
 Philippines                                                    2.0%
 Turkey                                                         1.9%
 Greece                                                         1.8%
 Germany                                                        1.7%
 Kenya                                                          1.7%
 Sweden                                                         1.7%
 Denmark                                                        1.5%
 Jamaica                                                        1.4%
 Korea                                                          1.3%
 Bulgaria                                                       1.1%
 Dominican Republic                                             1.1%
 Thailand                                                       1.1%
 United Kingdom                                                 0.9%
 Norway                                                         0.8%
 New Zealand                                                    0.7%
 Czech Republic                                                 0.6%
 Colombia                                                       0.5%
 Australia                                                      0.4%
 France                                                         0.3%
 Slovak Republic                                                0.2%

DIRECTORS

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

William J. Copeland

James E. Dowd, Esq.

Lawrence D. Ellis, M.D.

Richard B. Fisher

Edward L. Flaherty, Jr., Esq.

Peter E. Madden

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 981487762
Cusip 981487754
Cusip 981487747
G01949-02 (7/98)


Federated International Growth Fund

1ST SEMI-ANNUAL REPORT
MAY 31, 1998

ESTABLISHED 1997

Dear Shareholder:

Federated International Growth Fund was created in 1997, and I am pleased to present its first Semi-Annual Report.

This fund is a "fund of funds." It offers shareholders significant long-term growth opportunities by investing in five different international stock mutual funds managed by Federated Global Research Corp. This $28 million "fund-of-funds" approach provides an extremely high level of diversification, far beyond what a single regional international fund can achieve. It gives investors one-investment access to a world of regions, industries, companies (both large-cap and small-cap), and markets (both developed and emerging). The fund's management team performs all the research and quantitative work needed to allocate the fund's assets in the various international arenas.*

This report covers the first half of the fund's fiscal year, which is the six-month period from December 1, 1997 through May 31, 1998. It begins with a discussion with the fund's portfolio manager, Drew Collins, Senior Vice President of Federated Global Research Corp., who presents his outlook on international economic and market conditions and the fund's strategy. Following his discussion, you will find two additional items of shareholder interest. First is a complete listing of the fund's mutual fund investments, and second is the publication of the fund's financial statements.

During the six-month reporting period ended May 31, 1998, the fund's performance was positive. The fund's investment in the strong-performing European region and international small company arena outweighed the negative impact of its holdings in the Asia Pacific and Latin America regions, and emerging markets. Individual share class total return performance, including income dividends, follows:**

                                                 NET ASSET VALUE
                    TOTAL RETURN    INCOME          INCREASE
 Class A Shares        8.63%        $0.058     $8.73 to $9.42 = 8%
 Class B Shares        8.09%        $0.041     $8.71 to $9.37 = 8%
 Class C Shares        8.35%        $0.044     $8.72 to $9.40 = 8%

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 2.63%, 2.55%, and 7.31%, respectively.

We will continue to keep you up-to-date on the details of your investment on a regular basis. You may add to your investment account at any time and thus increase the number of shares you own for future income. I recommend you add to your account on a regular basis to take advantage of price fluctuations and dollar-cost averaging.+

Thank you for your investment in Federated's "fund of funds" and for the confidence you have placed in our firm.

Sincerely,

[Graphic]

Richard B. Fisher

President

July 15, 1998

+ Dollar-cost averaging does not ensure profits or protect against losses in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

INVESTMENT REVIEW

[Graphic]
Drew Collins
Senior Vice President
Federated Global Research Corp.

[Graphic]
WHAT IS YOUR ANALYSIS OF THE FIRST HALF OF THE FUND'S FISCAL YEAR, WHICH SAW INTERNATIONAL EQUITIES OUTPACE THE U.S. EQUITY MARKET?

The international equity markets did indeed outpace the U.S. equity markets because of the growth witnessed in Europe. Growth in Europe is being spurred by the introduction of the single currency in 1999, which in turn has kept interest rates low. European companies, which have taken measures to become more efficient because of anticipated competition, have seen a dramatic re-evaluation in their share price over the last six months. Western European companies also face the realization of deregulation in their home markets, prompting them to become globally competitive in fears of losing future market share to their U.S. rivals. Europe has also prospered because investors view the region as a safe haven from the Asian market turmoil. With the exception of the U.S. market, Europe is the only region in the world that may offer a haven, or a "flight to quality" for investments. We expect Europe to continue to provide attractive returns during the second half of the year.

[Graphic]
HOW DID FEDERATED INTERNATIONAL GROWTH FUND PERFORM DURING THE REPORTING PERIOD COMPARED TO THE OVERALL INTERNATIONAL EQUITY MARKET?

Federated International Growth Fund produced a six-month total return of 8.63%* for Class A Shares, based on net asset value. The total returns for Class B and C Shares, based on net asset value, were 8.09%* and 8.35%,* respectively. These returns, while positive, lagged the 16.06% return of the Morgan Stanley Capital International Europe, Australia, and Far East Index
("EAFE Index") for the same period.**

* Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 2.63%, 2.55%, and 7.31%, respectively.

** The EAFE Index is a market capitalization-weighted foreign securities index widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. The index covers approximately 1,600 companies drawn from 22 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. This index is unmanaged and investments cannot be made in an index.

[Graphic]
WHAT FUNDS IN FEDERATED INTERNATIONAL GROWTH FUND'S PORTFOLIO WERE POSITIVE AND NEGATIVE CONTRIBUTORS TO PERFORMANCE VERSUS THE EAFE INDEX?

Federated European Growth Fund and Federated International Small Company Fund were the dominant contributors in terms of first half performance for Federated International Growth Fund. The strong growth in mid-to-large capitalization companies has also spilled over to international small companies. Small companies have benefited because their larger counterparts have outsourced many job tasks as a result of becoming more efficient. Also, many small companies have seen explosive performance because of their expertise in information technology.

The performance of Federated International Growth Fund has been negatively impacted by Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, and Federated Latin American Growth Fund. The major cause of the Asian debacle lies in Japan, as their failure to resuscitate their economy has continued to weaken the Yen, thus forcing downward pressure on most of the Asian currencies. Investors are fearful that future devaluations could occur without improvement in the Yen. It is thought that if Asia faces further devaluations, the impact may spill over into other parts of the world. Hence, Latin America and emerging markets have both suffered.

[Graphic]
WHAT CHANGES DID YOU MAKE IN THE ALLOCATIONS AMONG THE DIFFERENT FUNDS?

With our first quarter 1998 review, we lowered the target allocation to Federated Asia Pacific Growth Fund and raised the target allocation to Federated International Small Company Fund. We continue to believe that some of the best bargains exist in the international small-cap area.

[Graphic]
HOW WERE THE FUND'S ASSETS DIVERSIFIED AMONG THE FIVE DIFFERENT FEDERATED MANAGED INTERNATIONAL MUTUAL FUNDS AT THE END OF THE REPORTING PERIOD?

As of May 31, 1998, the assets of Federated International Growth Fund were allocated as follows:

                                                        PERCENTAGE
                                                            OF
                                                        NET ASSETS
 Federated European Growth Fund                           36.91%
 Federated International Small Company Fund               22.33%
 Federated Asia Pacific Growth Fund                       14.49%
 Federated Emerging Markets Fund                          12.64%
 Federated Latin American Growth Fund                      9.81%

The top two holdings per individual fund as of May 31, 1998 were as follows:

                                                               PERCENTAGE
                                                                  OF
                                                               EACH FUND'S
 FUND                         NAME           COUNTRY           NET ASSETS
 Federated European  Alcatel Alsthom          France             2.05%
 Growth Fund         ING Groep, N.V.          Netherlands        1.94%

 Federated           Corp Fin Reunida         Spain              1.40%
 International
 Small Company Fund  Ibersol SGPS SA          Portugal           1.33%

 Federated Asia      Honda Motor Co. Ltd.     Japan              3.17%
 Pacific
 Growth Fund         Tokyo Electric Power     Japan              2.97%
                     Co.
 Federated Emerging  Social Security Bank     Ghana              4.85%
                     Ltd.
 Markets Fund        Arabian International
                     Construction             Egypt              2.07%
 Federated Latin     Telecomunicacoes
 American Growth     Brasileiras              Brazil             6.26%
 Fund
                     Telecomunicacoes
                     de Sao Paulo
                     SA, Preference           Brazil             4.80%

[Graphic]
AS WE PASS THE MID-POINT OF 1998, WHAT IS YOUR OUTLOOK FOR INTERNATIONAL EQUITIES FOR THE REMAINDER OF THE YEAR?

We expect Europe to continue to perform well throughout the remainder of the year. Europe's environment, which consists of low interest rates coupled with strong productivity gains from companies, should continue to be a positive trend for investment in international markets. However, our outlook continues to presume that markets will remain volatile due to the uncertainty that lies in the Asian economies, most notably in Japan. We will continue to scrutinize Japan in anticipation of economic reform that must take place to revitalize their economy. Overall, we expect international markets to continue to perform well with the bulk of the performance coming from Europe.

FEDERATED INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)

  PRINCIPAL
   AMOUNT
  OR SHARES                                                                      VALUE
 MUTUAL FUNDS--96.2%
            671,352 (a)Federated Asia Pacific Growth Fund, Class A              $  4,081,823
            318,841 (a)Federated Emerging Markets Fund, Class A                    3,561,453
            631,764    Federated European Growth Fund, Class A                    10,398,831
            316,457 (a)Federated International Small Company Fund, Class A         6,291,167
            236,073    Federated Latin American Growth Fund, Class A               2,764,418
                           TOTAL MUTUAL FUNDS (IDENTIFIED COST $27,481,842)       27,097,692
 (B)REPURCHASE AGREEMENT--3.0%
 $          850,000    BT Securities Corp., 5.57%, dated 5/29/1998, due
                       6/1/1998 (AT AMORTIZED COST)                                  850,000
                           TOTAL INVESTMENTS (IDENTIFIED COST $28,331,842)(C)   $ 27,947,692

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $28,331,842. The net unrealized depreciation of investments on a federal tax basis amounts to $384,150 which is comprised of $2,915,123 appreciation and $3,299,273 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($28,173,471) at May 31, 1998.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                    $ 27,947,692
 $28,331,842)
 Cash                                                                                        48,308
 Income receivable                                                                              395
 Receivable for shares sold                                                                 177,180
 Deferred organizational costs                                                               38,080
    Total assets                                                                         28,211,655
 LIABILITIES:
 Payable for shares redeemed                                                  $ 12,444
 Accrued expenses                                                               25,740
    Total liabilities                                                                        38,184
 NET ASSETS for 2,995,565 shares outstanding                                           $ 28,173,471
 NET ASSETS CONSIST OF:
 Paid in capital                                                                       $ 28,653,746
 Net unrealized depreciation of investments                                                (384,150)
 Accumulated net realized loss on investments                                               (79,147)
 Distributions in excess of net investment income                                           (16,978)
    Total Net Assets                                                                   $ 28,173,471
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($18,268,927 / 1,939,391 shares outstanding)                       $9.42
 Offering Price Per Share (100/94.50 of $9.42)*                                               $9.97
 Redemption Proceeds Per Share                                                                $9.42
 CLASS B SHARES:
 Net Asset Value Per Share ($8,699,590 / 927,959 shares outstanding)                          $9.37
 Offering Price Per Share                                                                     $9.37
 Redemption Proceeds Per Share (94.50/100 of $9.37)**                                         $8.85
 CLASS C SHARES:
 Net Asset Value Per Share ($1,204,954 / 128,215 shares outstanding)                          $9.40
 Offering Price Per Share                                                                     $9.40
 Redemption Proceeds Per Share (99.00/100 of $9.40)**                                         $9.31

* See "Investing in the Fund" in the Prospectus.
** See "Investing in the Fund" and "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends                                                                     $  118,722
 Interest                                                                           7,492
     Total income                                                                 126,214
 EXPENSES:
 Administrative personnel and services fee                           $  92,247
 Custodian fees                                                            896
 Transfer and dividend disbursing agent fees and expenses               41,244
 Auditing fees                                                           8,176
 Legal fees                                                                546
 Portfolio accounting fees                                              38,651
 Distribution services fee--Class B Shares                              26,163
 Distribution services fee--Class C Shares                               3,868
 Shareholder services fee--Class A Shares                               17,294
 Shareholder services fee--Class B Shares                                8,721
 Shareholder services fee--Class C Shares                                1,289
 Share registration costs                                               18,783
 Printing and postage                                                   10,010
 Insurance premiums                                                      1,638
 Taxes                                                                     294
 Miscellaneous                                                           7,462
     Total expenses                                                    277,282
 Waivers and reimbursements--
     Waiver of shareholder services fee--Class A Shares   $ (17,294)
     Waiver of shareholder services fee--Class B Shares      (8,721)
     Waiver of shareholder services fee--Class C Shares      (1,289)
     Reimbursement of other operating expenses              (211,821)
         Total waivers and reimbursements                             (239,125)
              Net expenses                                                         38,157
                    Net investment income                                          88,057
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                                  (5,689)
 Net change in unrealized depreciation of investments                           1,643,745
     Net realized and unrealized gain on investments                            1,638,056
         Change in net assets resulting from operations                        $1,726,113

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                   SIX MONTHS
                                  ENDED PERIOD
                                                                      (UNAUDITED)         ENDED
                                                                        MAY 31,       NOVEMBER 30,
                                                                          1998            1997*
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS
 Net investment income/(operating loss)                               $     88,057   $       (9,221)
 Net realized loss on investments ($(5,689) and $0, respectively, as
 computed for federal tax purposes)                                         (5,689)         (73,458)
 Net change in unrealized depreciation                                   1,643,745       (2,027,895)
   Change in net assets resulting from operations                        1,726,113       (2,110,574)
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Class A Shares                                                          (74,360)           --
   Class B Shares                                                          (26,124)           --
   Class C Shares                                                           (4,551)           --
   Change in net assets resulting from distributions to shareholders      (105,035)           --
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                           15,720,890       19,590,876
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                     77,461            --
 Cost of shares redeemed                                                (5,523,938)      (1,202,322)
   Change in net assets resulting from share transactions               10,274,413       18,388,554
     Change in net assets                                               11,895,491       16,277,980
 NET ASSETS:
 Beginning of period                                                    16,277,980            --
 End of period (including distributions in excess of net investment
 income of $(16,978) and $0, respectively)                            $ 28,173,471    $  16,277,980

* For the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  SIX MONTHS
                                                    ENDED          PERIOD
                                                 (UNAUDITED)       ENDED
                                                   MAY 31,       NOVEMBER 30,
                                                    1998           1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD              $ 8.73          $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(operating loss)             0.06           (0.01)
  Net realized and unrealized gain
  (loss) on investments                              0.69           (1.26)
  Total from investment operations                   0.75           (1.27)
 LESS DISTRIBUTIONS
  Distributions from net investment income          (0.06)            --
 NET ASSET VALUE, END OF PERIOD                    $ 9.42          $ 8.73
 TOTAL RETURN(B)                                     8.63%         (12.70%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                           0.07%*          0.07%*
  Net investment income/(operating loss)             1.08%*         (0.01%)*
  Expense waiver/reimbursement(c)                    2.19%*          4.32%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)         $18,269         $10,562
  Portfolio turnover                                    2%              3%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income/(loss) ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   SIX MONTHS
                                                     ENDED           PERIOD
                                                  (UNAUDITED)        ENDED
                                                    MAY 31,       NOVEMBER 30,
                                                     1998           1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD               $ 8.71          $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(operating loss)              0.03           (0.01)
  Net realized and unrealized gain
  (loss) on investments                               0.67           (1.28)
  Total from investment operations                    0.70           (1.29)
 LESS DISTRIBUTIONS
  Distributions from net investment income           (0.04)            --
 NET ASSET VALUE, END OF PERIOD                     $ 9.37          $ 8.71
 TOTAL RETURN(B)                                      8.09%         (12.90%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                            0.82%*          0.82%*
  Net investment income/(operating loss)              0.32%*         (0.77%)*
  Expense waiver/reimbursement(c)                     2.19%*          2.78%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)           $8,700          $5,036
  Portfolio turnover                                     2%              3%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income/(loss) ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   SIX MONTHS
                                                     ENDED           PERIOD
                                                  (UNAUDITED)        ENDED
                                                    MAY 31,       NOVEMBER 30,
                                                     1998           1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD               $ 8.72         $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(operating loss)              0.03          (0.01)
  Net realized and unrealized gain
  (loss) on investments                               0.69          (1.27)
  Total from investment operations                    0.72          (1.28)
 LESS DISTRIBUTIONS
  Distributions from net investment income           (0.04)           --
 NET ASSET VALUE, END OF PERIOD                     $ 9.40         $ 8.72
 TOTAL RETURN(B)                                      8.35%        (12.80%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                            0.82%*         0.82%*
  Net investment income/(operating loss)              0.43%*        (0.77%)*
  Expense waiver/reimbursement(c)                     2.22%*         2.69%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)           $1,205           $680
  Portfolio turnover                                     2%             3%

  * Computed on an annualized basis.
  (a) Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income/(loss) ratios shown above.

 (See Notes which are an integral part of the Financial Statements) FEDERATED INTERNATIONAL GROWTH FUND

 NOTES TO FINANCIAL STATEMENTS
 MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International Growth Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

The Fund pursues its investment objective by investing in shares of other open-end management investment companies for which affiliates of Federated Investors, Inc. serve as investment adviser, transfer and dividend disbursing agent, portfolio accountant, and principal underwriter (the "Federated Funds," herein referred to as the "underlying funds") that invest primarily in foreign equity securities. The underlying funds in which the Fund will invest include, but are not limited to, Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund, Federated International Small Company Fund and Federated Latin American Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At May 31, 1998, par value shares ($0.001 per share) authorized were as follows:

                      NUMBER OF PAR
                      VALUE CAPITAL
SHARE CLASS NAME     STOCK AUTHORIZED
Class A Shares         100,000,000
Class B Shares         100,000,000
Class C Shares         100,000,000
  Total                300,000,000

Transactions in capital stock were as follows:

                                              SIX MONTHS ENDED
                                                (UNAUDITED)                PERIOD ENDED
                                               MAY 31, 1998            NOVEMBER 30, 1997(A)
 CLASS A SHARES                          SHARES           AMOUNT       SHARES         AMOUNT
 Shares sold                           1,256,713    $ 11,468,818     1,322,127    $  12,959,645
 Shares issued to shareholders in
 payment of
 distributions declared                    5,647          48,958         --              --
 Shares redeemed                        (533,379)     (4,841,804)     (111,717)      (1,020,921)
  Net change resulting from
  Class A Share transactions             728,981    $  6,675,972     1,210,410    $  11,938,724


                                                SIX MONTHS ENDED
                                                  (UNAUDITED)              PERIOD ENDED
                                                MAY 31, 1998            NOVEMBER 30, 1997(A)
 CLASS B SHARES                           SHARES         AMOUNT         SHARES        AMOUNT
 Shares sold                             411,304    $  3,719,519       594,767    $   5,850,398
 Shares issued to shareholders in
 payment of
 distributions declared                    2,840          24,563        --                --
 Shares redeemed                         (64,163)       (591,974)      (16,789)        (156,418)
  Net change resulting from
  Class B Share transactions             349,981    $  3,152,108       577,978    $   5,693,980


                                            SIX MONTHS ENDED
                                              (UNAUDITED)                   PERIOD ENDED
                                              MAY 31, 1998              NOVEMBER 30, 1997(A)
 CLASS C SHARES                           SHARES         AMOUNT       SHARES           AMOUNT
 Shares sold                              59,493    $    532,553        80,472    $     780,833
 Shares issued to shareholders in
 payment of
 distributions declared                      454           3,940          --              --
 Shares redeemed                          (9,640)        (90,160)       (2,564)         (24,983)
  Net change resulting from
  Class C Share transactions              50,307    $    446,333        77,908    $     755,850
  Net change resulting from share      1,129,269    $ 10,274,413     1,866,296    $  18,388,554
  transactions

(a) For the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE -- Federated Global Research Corp. is the Fund's investment adviser (the "Adviser"). The advisory fee is contingent upon the grant of certain exemptive relief from the SEC. If the Fund were paying or accruing the advisory fee, the Fund would be able to pay up to 1.25% of its average daily net assets which are invested in individual stocks, bonds or money market investments, and not on those assets invested in shares of the underlying funds. If an asset allocation fee were to be charged to the Fund, it could range up to an annual fee of 0.20% of the average daily net assets invested in the underlying funds. The Fund did not pay or accrue the asset allocation fee during the period.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                            PERCENTAGE OF
                          AVERAGE DAILY NET
 SHARE CLASS NAME          ASSETS OF CLASS
 Class A Shares                 0.25%
 Class B Shares                 0.75%
 Class C Shares                 0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion. The Class A Shares did not pay or accrue the 12b-1 fee during the period.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational expenses of $42,732 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended May 31, 1998, the Fund expensed $4,652 pursuant to this agreement.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of underlying Funds, excluding short-term securities, for the period ended May 31, 1998, were as follows:

 PURCHASES                      $9,939,741
 SALES                          $  330,000

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

William J. Copeland

James E. Dowd, Esq.

Lawrence D. Ellis, M.D.

Richard B. Fisher

Edward L. Flaherty, Jr., Esq.

Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.

Wesley W. Posvar

Marjorie P. Smuts

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 981487739
Cusip 981487721
Cusip 981487713
G02418-01 (7/98)



                                    APPENDIX


A. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/22/94 to 5/31/98. The "y" axis is measured in increments of $2,000 ranging from $0 to $10,000 and indicates that the ending value of hypothetical initial investment of $5,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $8,866 on 5/31/98.

B. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/22/94 to 5/31/98. The "y" axis is measured in increments of $2,000 ranging from $0 to $8,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $7,087 on 5/31/98.